UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Flagstone Reinsurance Holdings, S.A.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Flagstone Reinsurance Holdings, S.A.
65, Avenue de la Gare, 9th Floor
L-1611 Luxembourg
Grand Duchy of Luxembourg
RCS Luxembourg number: B153214

March 28, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Flagstone Reinsurance Holdings, S.A. (the “Company” or “we”) which will be held on May 18, 2012, at 2 p.m. (Central European Time) at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg L-2449, Grand Duchy of Luxembourg. Details regarding the admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting can be found in the attached Notice of Annual General Meeting and the attached Proxy Statement.

We are pleased to be using the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice instead of a paper copy of this Proxy Statement and our 2011 Annual Report on Form 10-K (together with related documents, the “2011 Annual Report”). The notice contains instructions on how to access those documents over the Internet and how to receive a paper copy of our proxy materials, including this Proxy Statement, our 2011 Annual Report and a form of proxy card or voting instruction card. All shareholders who do not receive a notice, including shareholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. This distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

If you are a shareholder of record who receives a notice and proxy card by registered mail from Luxembourg and who does not wish to attend the Annual General Meeting, your shares can be voted if you submit your written proxy by mail or by physical delivery to the registered office of the Company prior to the Annual General Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual General Meeting in person, we hope that you will submit your proxy or voting instructions as soon as possible by following the instructions in these proxy materials.

I look forward to greeting those of you who are able to attend.

Sincerely,

/s/ David A. Brown
David A. Brown
Chief Executive Officer

The attached Proxy Statement is dated March 28, 2012. The Proxy Statement (which includes, for Luxembourg law purposes, the Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts), the accompanying proxy card, the Notice of Annual General Meeting and the Company’s 2011 Annual Report are first being made available to shareholders on or about March 29, 2012 and will be available from May 1, 2012 at the Company’s registered office.

Flagstone Reinsurance Holdings, S.A.
65, Avenue de la Gare, 9th Floor
L-1611 Luxembourg
Grand Duchy of Luxembourg
RCS Luxembourg number: B153214

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2012

NOTICE IS HEREBY GIVEN that the 2012 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Flagstone Reinsurance Holdings, S.A. (the “Company” or “we”) will be held on May 18, 2012, at 2 p.m. Central European Time at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg  L-2449, Grand Duchy of Luxembourg for the following purposes:

Ordinary Business

1.
To elect three Class A directors to hold office until the 2015 annual general meeting of shareholders or until they resign or are removed from office in accordance with the Articles of Incorporation (Statuts).

2.	To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.

3.
To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors.

4.
To approve, as required by Luxembourg law, the appointment of Deloitte Audit, Société à responsabilité limitée (Luxembourg) to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders.

5.
To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”).

6.
To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011.

7.	To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.

8.	To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011.

9.	To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.

Special Business

10.	To approve amendments to the Articles of Incorporation (Statuts) to reduce the minimum number of required directors on the Board of Directors.

The ordinary and special business of the Annual General Meeting set out above is described in more detail in this Proxy Statement and the proposals that form part of this Notice.

In addition, we will consider any other business as may properly come before the Annual General Meeting or any adjournment(s) thereof. The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2011, included in the 2011 Annual Report on Form 10-K (together with related documents, the “2011 Annual Report”), and the Luxembourg Statutory Accounts will be presented at the Annual General Meeting. The Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts are included in this Proxy Statement and will also be available for inspection at the Company’s registered office at least 15 days prior to the Annual General Meeting and at the Annual General Meeting. At the Annual General Meeting, shareholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual General Meeting or any adjournment(s) thereof.

Your vote is very important. Whether or not you plan to attend the Annual General Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. If you are a shareholder of record holding your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. This proxy may be revoked if the shares are represented in person and voted at the Annual General Meeting by the record holder as of the date of the Annual General Meeting. If you are a beneficial owner holding your shares in “street name” (through a broker, bank, trustee or other nominee) as of the close of business on March 26, 2012, the record date fixed by our Board of Directors, you should submit your voting instructions in accordance with the instructions on the voting instruction form provided to you. For specific instructions on how to submit your proxy or voting instruction form, please refer to the section entitled Questions and Answers beginning on page 2 of this Proxy Statement.

The attached Proxy Statement is dated March 28, 2012. The Proxy Statement (which includes, for Luxembourg law purposes, the Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts), the accompanying proxy card, the Notice of Annual General Meeting and the Company’s 2011 Annual Report are first being made available to shareholders on or about March 29, 2012 and will be available from May 1, 2012 at the Company’s registered office.

By order of the Board of Directors,

/s/ William F. Fawcett
William F. Fawcett
Corporate Secretary

Luxembourg, Grand Duchy of Luxembourg

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual General Meeting of Shareholders
to be held on May 18, 2012.

The Notice of Annual General Meeting, the Proxy Statement and the 2011 Annual Report are available at
www.proxyvote.com

Page
PROXY STATEMENT	1

QUESTIONS AND ANSWERS	2

THE ANNUAL GENERAL MEETING	7

PROPOSAL 1 – ELECTION OF DIRECTORS	11

PROPOSAL 2 – ELECTION OF SUBSIDIARY DIRECTORS	12

PROPOSAL 3 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

PROPOSAL 4 – APPOINTMENT OF AUTHORIZED STATUTORY AUDITOR	16

PROPOSAL 5 – APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS FOR THE YEAR ENDED DECEMBER 31, 2011	17

PROPOSAL 6 – APPROVAL OF THE CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS AND THE AUTHORIZED STATUTORY AUDITOR’S REPORTS FOR THE YEAR ENDED DECEMBER 31, 2011	18

PROPOSAL 7 – ALLOCATION OF RESULTS AND PART OF DISTRIBUTABLE RESERVE	19

PROPOSAL 8 – DISCHARGE OF LIABILITY OF EACH OF THE CURRENT AND PAST DIRECTORS AND OFFICERS FOR THE PERFORMANCE OF THEIR DUTIES DURING THE YEAR ENDED DECEMBER 31, 2011	20

PROPOSAL 9 – APPROVAL OF INTERIM DIVIDENDS DECLARED SINCE THE LAST ANNUAL GENERAL MEETING OF SHAREHOLDERS	21

PROPOSAL 10 –AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION TO REDUCE THE MINIMUM NUMBER OF REQUIRED DIRECTORS	22

OUR DIRECTORS	23

EXECUTIVE OFFICERS	26

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28

COMPENSATION DISCUSSION AND ANALYSIS	29

COMPENSATION COMMITTEE REPORT	37

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS	48

CORPORATE GOVERNANCE	50

AUDIT COMMITTEE REPORT	55

SIGNIFICANT BOARD PRACTICES	56

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	57

SHAREHOLDER PROPOSALS	57

ADDITIONAL INFORMATION	57

HOUSEHOLDING	58

EXHIBIT A – LUXEMBOURG STATUTORY ACCOUNTS	A-1

EXHIBIT B – CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS	B-1

EXHIBIT C – AUTHORIZED STATUTORY AUDITOR'S REPORTS	C-1

EXHIBIT D – AMENDMENT TO ARTICLES OF INCORPORATION	D-1

PROXY STATEMENT

General

This Proxy Statement has information about the 2012 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Flagstone Reinsurance Holdings, S.A. (the “Company”) and was prepared by our management at the direction of the Company’s Board of Directors (the “Board of Directors” or “Board”). This Proxy Statement is being made available to you over the Internet or mailed through the U.S. or Luxembourg postal service on or around March 29, 2012.

Annual General Meeting

Date:	May 18, 2012
Time:	2 p.m. (Central European Time)
Place:	Hôtel Le Royal Luxembourg 12 Boulevard Royal Luxembourg L-2449 Grand Duchy of Luxembourg

Persons Making the Solicitation

Proxies in the form enclosed are being solicited by the Board of Directors. The persons named in the accompanying proxy card have been designated as proxies by the Board of Directors. Such persons designated as proxies serve as officers of the Company.

Board Recommendation

The Company’s Board of Directors recommends that you vote your shares:

●	“FOR” each of the Company’s nominees to the Board (Proposal No. 1);

●	“FOR” the Designated Company Directors (Proposal No. 2);

●	“FOR” all the other proposals.

QUESTIONS AND ANSWERS

Voting

Why did I receive these materials?

The Board has made these materials available to you over the Internet or delivered paper copies of these materials to you by mail in connection with the solicitation of proxies for use at the Annual General Meeting, which will take place on May 18, 2012 at 2:00 p.m. Central European Time at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg  L-2449, Grand Duchy of Luxembourg. As a shareholder of the Company, you are invited to attend the Annual General Meeting and vote on the items of business described in this Proxy Statement.

What information is contained in this Proxy Statement?

This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and that relate to the proposals to be voted on at the Annual General Meeting, the voting process, compensation matters, corporate governance, information about our Board of Directors and certain related information. It also contains information required to be given to you pursuant to Luxembourg law.

What is included in the proxy materials?

The proxy materials include:

●
Our Proxy Statement for the Annual General Meeting (which includes, for Luxembourg law purposes, the Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Reports and the Luxembourg Statutory Accounts);

●	Our 2011 Annual Report on Form 10-K (together with related documents, the “2011 Annual Report”); and

●	A proxy card or a voting instruction card (together, the “Proxy Materials”).

Who is entitled to vote?

If you are a shareholder of record holding your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. This proxy may be revoked if the shares are represented in person and voted at the Annual General Meeting by the record holder as of the date of the Annual General Meeting. If you are a beneficial owner holding your shares in “street name” (through a broker, bank, trustee or other nominee) as of the close of business on March 26, 2012, the record date fixed by our Board of Directors, you should submit your voting instructions in accordance with the instructions on the voting instruction form provided to you.

How many votes do I have?

Each holder of a share entitled to vote will be entitled to one vote per share on each matter presented at the Annual General Meeting. On March 26, 2012, there were 71,058,922 shares outstanding and entitled to vote at the Annual General Meeting.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a full set of proxy materials?

We are pleased to be using the SEC rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice of Internet availability of proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

Why didn’t I receive a notice of Internet availability of proxy materials in the mail?

We are providing some of our shareholders, including shareholders of record, shareholders who have previously requested to receive paper copies of the proxy materials and some of our shareholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice of Internet availability of proxy materials.

How can I access the proxy materials over the Internet?

Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how to:

●	View our proxy materials for the Annual General Meeting on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are also available on the “Financial & Investor Information” section of our website at www.flagstonere.com.

Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

How may I obtain a paper copy of the proxy materials?

Shareholders receiving a notice of Internet availability of proxy materials by mail will find instructions about how to obtain a paper copy of the proxy materials on the notice. All shareholders who do not receive a notice of Internet availability of proxy materials by mail will receive a paper copy of the proxy materials by mail.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if you are a beneficial owner holding your shares in street name and you share an address with another shareholder, you may receive a single copy of the notice of Internet availability of proxy materials and, if applicable, the Proxy Materials, unless you have provided contrary instructions. This procedure reduces the Company’s printing costs, mailing costs and fees. If you wish to receive a separate copy of the notice of Internet availability of proxy materials and, if applicable, these Proxy Materials now, please request the additional copy by contacting Broadridge, either by phone at 1-800-579-1639, by e-mail at sendmaterial@proxyvote.com or on the Internet at www.proxyvote.com. A separate set of Proxy Materials will be sent promptly following receipt of your request. All shareholders also may write to us at the address below to request a separate copy of these materials:

Flagstone Reinsurance Holdings, S.A.
Attn: Company Secretary
65, Avenue de la Gare, 9th Floor
L-1611 Luxembourg
Grand Duchy of Luxembourg

What should I do if I receive more than one notice of Internet availability of proxy materials or more than one paper copy of the proxy materials?

You may receive more than one notice or more than one paper copy of the proxy materials, including multiple paper copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one notice or more than one proxy card. To submit your proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a copy of the Company’s 2011 Annual Report and other financial information?

Shareholders may request a free copy of our 2011 Annual Report, which includes our 2011 Form 10-K, from:

Flagstone Reinsurance Holdings, S.A.
Attn: Company Secretary
65, Avenue de la Gare, 9th Floor
L-1611 Luxembourg
Grand Duchy of Luxembourg

Alternatively, shareholders can access the 2011 Annual Report on Flagstone’s website at www.flagstonere.com. We also will furnish any exhibit to the 2011 Form 10-K if specifically requested.

What proposals are being presented at the Annual General Meeting?

We intend to present several proposals for shareholder consideration and approval at the Annual General Meeting in connection with corporate matters. These proposals are:

Ordinary Business

●
To elect three Class A directors to hold office until the 2015 annual general meeting of shareholders or until they resign or are removed from office in accordance with the Articles of Incorporation (Statuts).

●	To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.

●
To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors.

●
To approve, as required by Luxembourg law, the appointment of Deloitte Audit, Société à responsabilité limitée (Luxembourg) to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders.

●
To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”).

●
To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011.

●	To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.

●	To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011.

●	To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.

Special Business

●	To approve amendments to the Articles of Incorporation (Statuts) to reduce the minimum number of required directors on the Board of Directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most Flagstone shareholders hold their shares as a beneficial owner through a broker, bank, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.

●
Shareholder of Record—If your shares are held directly in your name with Flagstone’s transfer agent, you are considered, with respect to those shares, a “shareholder of record.” As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to a third party, or to vote in person at the Annual General Meeting if you hold your shares as of that date.

●
Beneficial Owner—If your shares are held through a broker, bank, trustee or other nominee, you are considered the “beneficial owner” of those shares held in “street name”. As the beneficial owner of those shares on the record date fixed by the Board, you have the right to direct your broker, bank, trustee or other nominee how to vote and you also are invited to attend the Annual General Meeting. However, because your shares are not held directly in your name, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual General Meeting.

How do I attend the Annual General Meeting?

All shareholders are invited to attend the Annual General Meeting. For admission to the Annual General Meeting, shareholders of record should bring valid proof of identification as a shareholder as of the date of the Annual General Meeting. Those who have beneficial ownership of shares held in street name must bring account statements or letters from their brokers, banks, trustees or other nominees showing that they own shares of the Company as of the record date.

How can I vote my shares in person at the Annual General Meeting?

Shares held in your name as the shareholder of record as of the date of the Annual General Meeting may be voted in person at the Annual General Meeting. Shares that you hold in street name as of the record date may be voted in person at the Annual General Meeting only if you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instruction card as described below so that your vote will be counted.

How can I make sure my shares are voted without attending the Annual General Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual General Meeting. If you hold your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. If you hold your shares in street name through a broker, bank, trustee or other nominee, you must follow the instructions on the voting instruction form provided to you.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?

Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy card but do not indicate instructions for voting, your shares will be voted in accordance with the Board’s recommendations, that is “FOR” each of the Company’s nominees to the Board (Proposal No. 1), “FOR” the Designated Company Directors (Proposal No. 2), and “FOR” all the other proposals. With respect to any other matter which may properly come before the Annual General Meeting, your shares will be voted at the discretion of the proxy holders.

May I change or revoke my vote after I return my proxy or voting instruction card?

If you hold your shares directly in your name, you may change your vote in one of three ways at any time before it is exercised:

●	notify our Secretary in writing that you are revoking your proxy;

●	submit another proxy card with a later date; or

●	vote in person at the Annual General Meeting.

Your presence without voting at the Annual General Meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If your shares are held in street name through a broker, bank, trustee or other nominee, you must follow the instructions on the voting instruction form provided to you in revoking your previously granted proxy.

What constitutes a quorum?

Generally, the presence, in person or by proxy, of two or more of shareholders entitled to vote at the Annual General Meeting constitutes a quorum for the conduct of ordinary business. However, Proposal No. 10 constitutes special business and requires the passing of a special resolution; therefore, the presence, in person or by proxy, of two or more shareholders representing together more than one half of the total outstanding capital of the Company constitutes a quorum for this proposal.  Abstentions are counted for the purpose of determining the presence of a quorum.

What vote is required in order to approve each proposal?

The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is generally required to approve each of the proposals to be acted on at the Annual General Meeting as ordinary business.  However, the affirmative vote of more than two-thirds of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is required for the approval of Proposal No. 10.

How will voting on any other business be conducted?

Other than matters incidental to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting other than those set forth in this Proxy Statement. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

Where can I find the voting results of the Annual General Meeting?

We intend to announce preliminary voting results at the Annual General Meeting and publish final results in a Current Report on Form 8-K to be filed to the SEC within four business days of the Annual General Meeting.

THE ANNUAL GENERAL MEETING

Date, Time and Place

The Annual General Meeting will be held on May 18, 2012 at 2 p.m. (Central European Time) at Hôtel Le Royal Luxembourg, 12 Boulevard Royal, Luxembourg  L-2449, Grand Duchy of Luxembourg.

We are first making these Proxy Materials available to shareholders by mail and over the Internet beginning on or about March 29, 2012.

Company’s Mailing Address

Flagstone Reinsurance Holdings, S.A.
65, Avenue de la Gare, 9th Floor
L-1611 Luxembourg
Grand Duchy of Luxembourg
+352 273 515 02

Purpose of the Meeting

At the meeting, the Board of Directors will ask our shareholders to vote:

Ordinary Business

●
Proposal 1: To elect three Class A directors to hold office until the 2015 annual general meeting of shareholders or until they resign or are removed from office in accordance with the Articles of Incorporation (Statuts).

●	Proposal 2: To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.

●
Proposal 3: To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors.

●
Proposal 4: To approve, as required by Luxembourg law, the appointment of Deloitte Audit, Société à responsabilité limitée (Luxembourg) to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders.

●
Proposal 5: To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”).

●
Proposal 6: To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011.

●	Proposal 7: To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.

●	Proposal 8: To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011.

●	Proposal 9: To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.

Special Business

●	Proposal 10: To approve amendments to the Articles of Incorporation (Statuts) to reduce the minimum number of required directors on the Board of Directors.

The matters described in this Proxy Statement are the only matters that we know will be voted on at the Annual General Meeting. If other matters are properly presented at the Annual General Meeting, the proxy holders will vote your shares as they see fit.

Board Recommendation

The Board of Directors recommends that you vote your shares “FOR” each of the Company’s nominees to the Board (Proposal No. 1), “FOR” the Designated Company Directors (Proposal No. 2), and “FOR” all the other proposals.

Revocability of Proxy

If your shares are held directly in your name, you may change your vote in one of three ways at any time before it is exercised:

●	notify our Secretary in writing that you are revoking your proxy;

●	submit another proxy card with a later date; or

●	vote in person at the Annual General Meeting.

Your presence without voting at the Annual General Meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If your shares are held in street name through a broker, bank, trustee or other nominee, you must follow the instructions on the voting instruction form provided to you in revoking your previously granted proxy.

Dissenter’s Right of Appraisal

The Board of Directors has not proposed for consideration at the Annual General Meeting any matter for which the laws of Luxembourg entitle shareholders to appraisal rights.

Persons Making the Solicitation

Proxies in the form enclosed are being solicited by the Board of Directors. The persons named in the accompanying proxy card have been designated as proxies by the Board. Such persons designated as proxies serve as officers of the Company.

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these Proxy Materials and soliciting votes. We have engaged Okapi Partners LLC as the proxy solicitor for the Annual General Meeting for an aggregate fee of approximately $20,000. In addition to the use of the mails and the Internet, certain of our directors, officers or employees may solicit proxies by telephone or personal contact. Upon request, we will reimburse brokers, banks, trustees or other nominees, for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of shares.

Interest of Certain Persons in Matters to be Acted Upon

Other than for any interest arising from the ownership of our common shares or any nominee’s election to office, the Company is not aware of any substantial interest of any director, executive officer, nominee for election as a director or associate of any of the foregoing in any matter to be acted upon at the Annual General Meeting.

Voting Securities

Number of Shares Outstanding

On March 26, 2012, 71,058,922 shares were outstanding and entitled to be voted at the meeting.

Voting Rights

Shareholders have one vote for each share held by them.

Principal Holders of Common Shares

Our directors and executive officers have indicated that they intend to vote their shares in favor of (i) each of the Company’s nominees to the Board (Proposal No. 1), (ii) the Designated Company Directors (Proposal No. 2) and, (iii) all the other proposals.

Voting Procedures

Quorum

Generally, the presence, in person or by proxy, of two or more of shareholders entitled to vote at the Annual General Meeting constitutes a quorum for the conduct of ordinary business. However, Proposal No. 10 constitutes special business and requires the passing of a special resolution; therefore, the presence, in person or by proxy, of two or more shareholders representing together more than one half of the total outstanding capital of the Company constitutes a quorum for this proposal.  Abstentions are counted for the purpose of determining the presence of a quorum. Shareholders are entitled to vote on each matter to be voted upon by the shareholders at the Annual General Meeting, in accordance with the voting rights afforded under Article 42 of the Company’s Articles of Incorporation (the “Articles”).

Voting in Person

If you hold your shares directly in your name, you may vote in person at the Annual General Meeting. If your shares are held in street name through a broker, bank, trustee or other nominee, you may vote in person at the Annual General Meeting only if you obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instruction card as described below so that your vote will be counted.

Submitting your Proxy; Record Date

Whether you hold shares directly in your name or in street name through a broker, bank, trustee or other nominee, you may direct how your shares are voted without attending the Annual General Meeting. If hold your shares directly in your name, you may submit your proxy by signing, dating and returning your proxy card in the enclosed postage-paid envelope or by personal delivery to the registered office of the Company. This proxy may be revoked if the shares are represented in person and voted at the Annual General Meeting by the record holder as of the date of the Annual General Meeting. If your shares are held in street name through a broker, bank, trustee or other nominee as the record date fixed by our Board of Directors, you should submit your voting instructions in accordance with the instructions on the voting instruction form provided to you.

You may abstain on any of the proposals by marking “ABSTAIN” with respect to any proposal.

The matters described in this Proxy Statement are the only matters that we know will be voted on at the Annual General Meeting. If other matters are properly presented at the Annual General Meeting, the proxy holders will vote your shares as they see fit.

If you do not appoint a proxy and you do not vote at the Annual General Meeting, you will still be bound by the outcome. You therefore are strongly urged to attend and submit your proxy or voting instruction card as soon as possible.

Abstentions and Broker Non-Votes

Pursuant to Luxembourg law, the shares with respect to which a shareholder abstains and broker “non-votes” are included in determining whether a quorum is present at the Annual General Meeting. However, abstentions and broker “non-votes” are not included in the determination of the common shares voting of the relevant matter. A broker “non-vote” occurs when nominees, such as brokers, banks, trustees or other nominees, holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Annual General Meeting.

Vote Required for Approval

The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is generally required to approve each of the proposals to be acted on at the Annual General Meeting as ordinary business.  However, the affirmative vote of more than two-thirds of the shares present, in person or by proxy, at the Annual General Meeting and entitled to vote on the proposal is required for the approval of Proposal No. 10.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Articles currently provide for a classified Board of Directors of no fewer than ten and no more than twelve directors, divided into three classes of as nearly equal size as possible. The Board of Directors currently consists of eleven directors.  Each director is elected for a three-year term. At the Annual General Meeting, our shareholders will elect the Class A directors, who will be elected for a term ending at the 2015 annual general meeting. Our incumbent Class B and Class C directors are elected for a term ending at the 2014 and 2013 annual general meetings, respectively.

At its meeting on March 8, 2012, the Board of Directors nominated Messrs. Gross, James and Latham for re-election as Class A directors at the Annual General Meeting. Each of these directors has indicated that he will offer himself for re-election to the Board of Directors.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended to the Board of Directors.

NOMINEES

Mr. Stewart Gross
Mr. E. Daniel James
Mr. Anthony P. Latham

The respective ages, business experience, directorships and committee memberships for the nominees are set out in “Our Directors” below. All of the nominees currently serve as directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE DIRECTORS NAMED ABOVE.

PROPOSAL 2 – ELECTION OF SUBSIDIARY DIRECTORS

Under the Company’s Articles, the boards of directors of each non-U.S. subsidiary of the Company that is regulated as an insurance company in its home jurisdiction must consist of persons who have been elected by our shareholders as Designated Company Directors.

The persons named below currently serve as directors and have been nominated to serve as Designated Company Directors of each such subsidiary indicated below.  If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director, the persons named in the accompanying proxy card will vote for such other nominee, if any, in their discretion as may be recommended to the Board of Directors.

Flagstone Réassurance Suisse SA Patrick Boisvert(4) David Brown(1) David Flitman(5) Guy Swayne(6) Frédéric Traimond(7)	Mont Fort Re Ltd. David Brown(1) William Fawcett(2) Brenton Slade(3)
Flagstone Réassurance Suisse SA (Bermuda Branch) Patrick Boisvert(4) David Brown(1) David Flitman(5) Guy Swayne(6) Frédéric Traimond(7)
Flagstone Syndicate Management Limited

Andrew Bak
Karl Grieves
Cynthia Hallman
Richard Housley
Tony Hulse
Anthony P. Latham(8)
Iain Macdowall
Ian Mallery
Nicholas Pawson
Guy Swayne(6)
Frédéric Traimond(7)

Flagstone Reinsurance Africa Limited Steve Handler William Fawcett(2) Phillip Pettersen Stephen Smith Guy Swayne(6) Frédéric Traimond(7)
Island Heritage Insurance Company NV J. Bryan O’Neal	Island Heritage Insurance Company Limited J. Bryan O’Neal

(1)	See biography of Mr. Brown under “Our Directors” below.
(2)	See biography of Mr. Fawcett under “Executive Officers” below.
(3)	See biography of Mr. Slade under “Executive Officers” below.
(4)	See biography of Mr. Boisvert under “Executive Officers” below.
(5)	See biography of Mr. Flitman under “Executive Officers” below.
(6)	See biography of Mr. Swayne under “Executive Officers” below.
(7)	See biography of Mr. Traimond under “Executive Officers” below.
(8)	See biography of Mr. Latham under “Our Directors” below.

Andrew Bak was appointed Finance Director of Flagstone Syndicate Management Limited in January 2012. Mr. Bak is an Associate of the Institute of Chartered Accountants in England and Wales.

Karl Grieves joined Flagstone in January 2008 and is currently Managing Director and Deputy Chairman of Flagstone Syndicate Management Limited since March 1, 2010. Mr. Grieves holds a BA Honours degree in Economics from the University of Leeds, UK and MSc in Business Administration from the University of Bath, UK. By profession, he is a Fellow of the Institute of Chartered Accountants in England & Wales having qualified with KPMG in London.

Cynthia Hallman, our Global Claims and Reinsurance Manager, has over 30 years of insurance industry experience. Prior to joining Flagstone in 2008, Ms. Hallman was Director of Claims – Eastern Canada with Royal & Sun Alliance Insurance Company of Canada.

Steve Handler is a Qualified Actuary. Mr. Handler has over 40 years experience in the insurance and reinsurance industry.

Richard Housley has 25 years experience of London and international markets having started his career in 1986 in London as a placing broker and moving to underwriting in 1996 for Brockbank Syndicate Management. Mr. Housley joined Axis Specialty shortly after its formation at the beginning of 2002. He held various positions including President of its Global Insurance segment and later as CEO of the Specialty Lines Division of Axis Insurance.

Tony Hulse is an insurance specialist with more than 35 years of experience auditing and advising insurance and other businesses. In 2011, Mr. Hulse retired from KPMG in London, England. He is a Fellow of the Institute of Chartered Accountants in England and Wales.

Iain Macdowall was appointed Compliance Director of Flagstone Syndicate Management Limited in 2003.  Mr. Macdowall is an Associate of the Chartered Insurance Institute.

Ian Mallery has 35 years experience working in the Lloyd’s Market. He moved to Flagstone Syndicate Management Limited in 1997 to head up claims and reinsurance recoveries and was appointed to the board in 2001. He is now Chief Operating Officer and Operations Director of Flagstone Syndicate Management Limited.

J. Bryan O’Neal has served as a director of Island Heritage Insurance Company since 2009. Prior to joining Flagstone, he served in the US Navy for five years as a submarine officer. He holds an MBA from the Tuck School of Business at Dartmouth, and a BA in Physics and Economics from Vanderbilt University.

Nicholas Pawson has been a Non-Executive Director of Flagstone Syndicate Management Limited (formerly Marlborough Underwriting Agency Limited) since January 1998.

Phillip Pettersen is a qualified Fellow of both the Chartered Insurance Institute and the Insurance Institute of South Africa. He also serves as Chairman of the audit committee for Telesure Group in South Africa. Phillip has 35 years experience in the insurance and reinsurance industry, both locally and internationally.

Stephen Smith is an associate of Chartered Insurance Institute and Insurance Institute of South Africa. Steve has over 30 years experience in reinsurance industry, 10 years in UK and past 22 in South Africa.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DESIGNATED COMPANY DIRECTORS NAMED ABOVE.

PROPOSAL 3 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee of the Board (the “Audit Committee”), the Board of Directors proposes that the shareholders approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as our Independent Registered Public Accounting Firm (the “Independent Auditor”) for the 2012 fiscal year until the 2013 annual general meeting of shareholders. Deloitte & Touche Ltd. (Bermuda) has served as our Independent Auditor since October 2005. A representative from Deloitte & Touche Ltd. (Bermuda) will attend the Annual General Meeting and will be available to respond to any questions and make a statement if he or she so desires. Shareholders at the Annual General Meeting will also be asked to vote to refer the determination of the auditor’s remuneration to the Board of Directors.

The following sets forth the fees billed to us by Deloitte & Touche Ltd. (Bermuda) and its affiliates during the 2011 fiscal year:

Audit Fees

Aggregate audit fees billed to us by Deloitte & Touche Ltd. (Bermuda) for the fiscal years ended December 31, 2011 and 2010 were $3,387,791 and $2,940,819, respectively. The aggregate audit fees in respect to the fiscal year ended December 31, 2011 include audit fees payable by the Company to Deloitte Audit, Société à responsabilité limitée (Luxembourg). Audit fees were for (a) the audit of our annual financial statements, (b) review of our quarterly financial statements, and (c) statutory audits.

Audit-Related Fees

Audit-related fees billed to us by Deloitte & Touche Ltd. (Bermuda) for the fiscal years ended December 31, 2011 and 2010 were $7,860 and $60,649, respectively, for assurance and related services that are related to the audit and review of the financial statements (including technical consultations and services provided in relation to securities offerings) which are not reported as audit fees above.

Tax Fees

Fees billed to us by Deloitte & Touche Ltd. (Bermuda) for all tax-related services for the fiscal years ended December 31, 2011 and 2010 were $27,651 and $40,594, respectively. These fees were for professional services rendered for tax compliance.

All Other Fees

The aggregate fees billed by Deloitte & Touche Ltd. (Bermuda) for products and services rendered to the Company, other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”, for the fiscal years ended December 31, 2011 and 2010 were nil and $1,500, respectively, which relate to other services. The Audit Committee has considered whether any information technology and non-audit consulting services provided by Deloitte & Touche Ltd. (Bermuda) could impair the independence of Deloitte & Touche Ltd. (Bermuda). No such services were provided by Deloitte & Touche Ltd. (Bermuda) during 2011 or 2010 and thus the Audit Committee concluded that such services did not impair the auditor’s independence.

Pre-Approval Policies

The Audit Committee must pre-approve all audit services and permitted non-audit services performed for the Company by our auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. All engagements of Deloitte & Touche Ltd. (Bermuda) to provide audit, audit-related and tax services to the Company during 2011 and 2010 were pre-approved by the Audit Committee.

The Audit Committee is responsible for managing our relationship with our Independent Registered Public Accounting Firm. The Audit Committee has the sole authority to hire and employ our auditor. The Audit Committee regularly reviews the auditor’s work plan, bills and work product. Accordingly, it is our policy that all proposed engagements by our current audit firm must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REAPPOINTMENT OF DELOITTE & TOUCHE LTD. (BERMUDA) AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2012 FISCAL YEAR UNTIL THE 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS AND THE REFERRAL OF THE DETERMINATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REMUNERATION TO THE BOARD OF DIRECTORS.

PROPOSAL 4 – APPOINTMENT OF AUTHORIZED STATUTORY AUDITOR

Under Luxembourg law, the appointment of a firm to audit the Luxembourg Statutory Accounts must be submitted for approval by our shareholders. Our Board of Directors has recommended that Deloitte Audit, Société à responsabilité limitée (Luxembourg) be elected as the Company’s réviseur d’entreprises agréé (“Authorized Statutory Auditor”).

Deloitte Audit, Société à responsabilité limitée (Luxembourg) has served as our Authorized Statutory Auditor since May 2010. A representative from Deloitte Audit, Société à responsabilité limitée (Luxembourg) will attend the Annual General Meeting and will be available to respond to any questions and make a statement if he or she so desires.

The fees payable by the Company to the Authorized Statutory Auditor in respect to the fiscal year ended December 31, 2011 are included in the aggregate audit fees set forth in Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REAPPOINTMENT OF DELOITTE AUDIT, SOCIÉTÉ À RESPONSABILITÉ LIMITÉE (LUXEMBOURG) AS OUR AUTHORIZED STATUTORY AUDITOR FOR THE 2012 FISCAL YEAR UNTIL THE 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PROPOSAL 5 – APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS FOR THE YEAR ENDED
DECEMBER 31, 2011

Luxembourg law requires that our Luxembourg Statutory Accounts be submitted for approval by our shareholders at the Annual General Meeting. The Luxembourg Statutory Accounts include the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP. The Luxembourg Statutory Accounts as at and for the year ended December 31, 2011 are attached as Exhibit A and will be available from May 1, 2012 at the Company’s registered office.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LUXEMBOURG STATUTORY ACCOUNTS AS AT AND FOR THE YEAR ENDED DECEMBER 31, 2011.

PROPOSAL 6 – APPROVAL OF THE CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF
DIRECTORS AND THE AUTHORIZED STATUTORY AUDITOR’S REPORTS FOR THE YEAR ENDED
DECEMBER 31, 2011

Luxembourg law requires that the Board of Directors prepares a Consolidated Management Report on an annual basis (the “Consolidated Management Report”) that, among other things, presents an overview of the business of the Company during the period covered by the Luxembourg Statutory Accounts, provides an explanation of the results, and makes a proposal to the shareholders of the Company as to the allocation of such results for such fiscal year. Luxembourg law also requires that the Authorized Statutory Auditor prepares two reports (the “Authorized Statutory Auditor’s Reports”) in connection with the Luxembourg Statutory Accounts.

The Consolidated Management Report and Authorized Statutory Auditor’s Reports must be submitted for approval by the shareholders of the Company at the Annual General Meeting. The Director’s Report and the Authorized Statutory Auditor’s Reports for the year ended December 31, 2011 are attached as Exhibit B and Exhibit C, respectively, and will be available from May 1, 2012 at the Company’s registered office.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONSOLIDATED MANAGEMENT REPORT AND THE AUTHORIZED STATUTORY AUDITOR’S REPORTS FOR THE YEAR ENDED DECEMBER 31, 2011.

PROPOSAL 7 – ALLOCATION OF RESULTS AND PART OF DISTRIBUTABLE RESERVE

Under Luxembourg law, when a company acquires its own shares and holds them in treasury and those shares are reflected as an asset on the company’s or one of its subsidiaries balance sheet, a non-distributable reserve of a corresponding amount must be created.

Luxembourg law also requires a company to allocate at least five percent (5%) of its net profits, if any, to a legal reserve; provided, however that this allocation shall cease to be required under Luxembourg law when the reserve attains ten percent (10%) of the share capital of the Company but shall again be required if the reserve amount falls below this threshold. As the Company made a net loss for the year ended December 31, 2011, there is no requirement to make such allocation.

The shareholders of the Company will accordingly be asked to approve the allocation of the Company’s results and distributable reserves as follows:

●
an allocation to the Company’s share premium account from a non-distributable reserve of an amount equal to US$41,925,000, which is the amount required to reflect the change in value of the shares of the Company that are held in treasury by the Company and its subsidiaries as of December 31, 2011;

●	an allocation of the loss as reflected in the annual accounts of the Company to results brought forward.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ALLOCATION OF RESULTS AND PART OF DISTRIBUTABLE RESERVE AS DESCRIBED ABOVE.

PROPOSAL 8 – DISCHARGE OF LIABILITY OF EACH OF THE CURRENT AND PAST DIRECTORS AND OFFICERS FOR THE PERFORMANCE OF THEIR DUTIES DURING THE YEAR ENDED DECEMBER 31, 2011.

Pursuant to Luxembourg law, shareholders may approve the individual discharge of all of the current and past directors and officers of the Company in respect to liability arising from the performance of their respective mandates during the relevant financial year. If the shareholders grant the discharge of liability of directors and officers for the relevant financial year, the Company will not be able to initiate a liability claim against such directors in connection with the performance of their duties for the relevant financial year. However, such discharge will not be valid if the Luxembourg Statutory Accounts contain an omission or false information concerning the true position of the Company and, with respect to any acts carried out which fall outside the scope of the Articles of Incorporation of the Company, if they have not been specifically announced in the convening notice. Furthermore, such discharge will not be valid with respect to any acts taken by a director or officer which fall outside the scope of the Company’s Articles or which are in breach of the Law of August 10, 1915 on commercial companies, as amended. The directors that did not have an active role in such breach of the Company’s Articles or the Law of August 10, 1915 will only be discharged in the case of a violation to which they were not party, provided that they did not commit misconduct attributable to them and they have duly disclosed to the shareholders such violation in the course of the first general meeting of shareholders after having had knowledge of the violation. For financial year 2011, the Company believes none of the directors or officers have taken any actions outside the scope of the Company’s Articles. The discharge is also not enforceable against anyone other than the Company.  During the fiscal year ended December 31, 2011, the following persons served as directors:

E. Daniel James
David A. Brown
Gary Black
Stephen Coley
Thomas Dickson
Stewart Gross
Anthony P. Latham
Dr. Anthony Knap
Jan Spiering
Wray T. Thorn
Peter F. Watson

During the fiscal year ended December 31, 2011, the following persons served as officers:

David A. Brown
Patrick Boisvert
William Fawcett
David Flitman
Venkateswara Rao Mandava
Gary Prestia
Brenton Slade
Guy Swayne
Frédéric Traimond

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DISCHARGE OF LIABILITY OF EACH OF THE CURRENT AND PAST DIRECTORS AND OFFICERS OF THE COMPANY FOR THE PERFORMANCE OF THEIR DUTIES DURING THE YEAR ENDED DECEMBER 31, 2011.

PROPOSAL 9 – APPROVAL OF INTERIM DIVIDENDS DECLARED SINCE THE LAST ANNUAL GENERAL MEETING OF SHAREHOLDERS

Pursuant to Luxembourg law, the declaration of interim dividends by the Board of Directors must be subject to a subsequent approval of shareholders at the following general meeting of shareholders. The Company has declared interim dividends on the following four occasions since the Company’s last general meeting of shareholders held on May 12, 2011:

●	On May 16, 2011, the Company declared an interim dividend of $0.04 per share;

●	On August 15, 2011, the Company declared an interim dividend of $0.04 per share;

●	On November 25, 2011, the Company declared an interim dividend of $0.04 per share; and

●	On March 8, 2012, the Company declared an interim dividend of $0.04 per share.

In accordance with Luxembourg law, the shareholders of Company are being asked to approve each of the declared interim dividends described above. If our shareholders do not approve the interim dividends described above, such interim dividends shall be deemed to have been paid on account of the next dividend to be approved by the Company, which would therefore result in a reduction of the amount of the next dividend to be paid by the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF INTERIM DIVIDENDS DECLARED SINCE THE LAST ANNUAL MEETING OF SHAREHOLDERS AS DESCRIBED ABOVE.

PROPOSAL 10 – AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION
TO REDUCE THE NUMBER OF REQUIRED DIRECTORS

We are asking shareholders to approve the following amendments, which will be reflected in an amendment of our Articles (Statuts) to read substantially in the form attached as Exhibit D, which is marked to show changes from our current Articles. The Board of Directors approved these amendments and declared them to be advisable and in the best interests of our shareholders. Pursuant to Luxembourg law and our Articles, the following amendment to the Articles requires the approval of shareholders by way of Special Resolution; therefore, the affirmative vote of more than two-thirds of the shares present or represented at this Annual General Meeting is required.

Proposed Amendment to Reduce the Number of Required Directors

Under our current Articles, the Company is managed by a Board of Directors which shall be composed of no less than ten (10) and no more than twelve (12) Directors (the “Board”).  The Board currently consists of eleven (11) Directors.  Given the Company’s recently announced strategic business realignment and more streamlined operating platform, the Board believes that it is advisable to provide more flexibility with respect to the number of Directors in order to promote efficient management and governance and the ability to respond to changes and developments in the Company’s business.  As a result, the Board has approved an amendment to the Articles (Statuts) which, if approved by a Special Resolution, would set the number of Directors at no less than five (5) (in lieu of the current minimum of ten (10)) and no more than twelve (12) (leaving the current maximum unchanged).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION DESCRIBED ABOVE.

OUR DIRECTORS

The table below sets forth the names, ages and positions of the current directors of the Company:

Name	Age	Position
E. Daniel James	47	Chairman of the Board
David A. Brown	54	Chief Executive Officer and Director
Gary Black	66	Director
Stephen Coley	67	Director
Thomas Dickson	49	Director
Stewart Gross	52	Director
Anthony P. Latham	61	Director
Dr. Anthony Knap	62	Director
Jan Spiering	60	Director
Wray T. Thorn	40	Director
Peter F. Watson	69	Director

The Board of Directors currently consists of eleven directors and is divided into three classes (A, B and C). At each annual general meeting, certain directors shall be elected or appointed for a full three-year term to succeed those whose terms expire at such meeting. Each director shall hold office for the term for which he is elected or until he resigns or is removed from office in accordance with the Articles of Incorporation (Statuts).

Class A Directors with terms expiring at the 2012 Annual General Meeting

Stewart Gross has been a director since January 2006. Mr. Gross is a Managing Director and member of the Investment Committee of Lightyear Capital, a private equity firm investing in companies in the financial services industry. Prior to joining Lightyear in April 2005, Mr. Gross spent 17 years at Warburg Pincus where he was a Managing Director and member of the Executive Management Group. Mr. Gross has been a primary investor in many highly successful companies, including RenaissanceRe Holdings Ltd. Mr. Gross is currently a director of Higher One Holdings and several private companies. Mr. Gross received an A.B., magna cum laude, from Harvard College and an M.B.A. from Columbia Business School where he was elected to Beta Gamma Sigma. Mr. Gross’ extensive experience, credentials and qualifications in corporate finance and the financial services industry led the Company to believe that he should be proposed for re-election.

E. Daniel James has been a director since December 2005 and Chairman of the Board of Directors since May 2010. Mr. James is a founding partner and head of North America of Trilantic Capital Partners. He joined Trilantic Capital Partners in 1995. Prior to joining Trilantic Capital Partners, he was a member of the Lehman Brothers M&A Group, based in London and New York. In 1988, Mr. James joined Lehman Brothers’ Financial Institutions Group. He is currently a director of Blount International, Inc. and Phoenix Brands LLC. He holds a B.A. in chemistry, with honors, from the College of the Holy Cross. Mr. James’ extensive experience, credentials and qualifications in the financial services industry led the Company to believe that he should be proposed for re-election.

Anthony P. Latham has been a director since November 2008. Mr. Latham currently serves as Chairman of the board of directors of Pool Reinsurance Limited, the U.K. government-backed terrorism damage reinsurer. He also serves as the Chairman of the board of directors of Pool Reinsurance (Nuclear) Limited. He is Deputy Chairman of the board of directors of Codan A/S and Codan Forsikring A/S in Denmark where he chairs the audit committee. He is also a Director of  Ecclesiastical Insurance Group plc and Ecclesiastical Insurance Office plc, where he is the Chairman of the Group Risk Committee and a member of the Audit and Compensation Committees, as well as the Chairman of Torus Insurance (U.K.) Limited. Mr. Latham is a former member of the Group Executive of RSA Group plc where he held a variety of senior executive roles over a period of 17 years. RSA Group plc is an international insurance group, listed on the London Stock Exchange. Prior to his employment at RSA Group plc, Mr. Latham worked for an international insurance brokerage firm for 19 years. Mr. Latham’s extensive experience, credentials and qualifications in the reinsurance industry led the Company to believe that he should be proposed for re-election.

Class C Directors with terms expiring at the 2013 Annual General Meeting

David Brown has served as Chief Executive Officer of Flagstone since October 2005. Mr. Brown is also a director of Island Heritage, an indirect majority-owned subsidiary of the Company. From September 2003 until October 2005, Mr. Brown served as the Chief Executive Officer of Haverford (Bermuda) Ltd (“Haverford”) and as the Chief Operating Officer of Flagstone Capital Management, a wholly-owned subsidiary of the Company. Mr. Brown joined Centre Solutions (Bermuda) Limited (“Centre Solutions”) in 1993, and was its President and Chief Executive Officer at the time of his retirement in 1998. Prior to joining Centre Solutions, Mr. Brown was a Partner with Ernst & Young in Bermuda. Mr. Brown is the non-executive Chairman of the Bermuda Stock Exchange and a Director and Trustee for the Schroder Family Trusts. Mr. Brown led the team which analyzed, structured and negotiated the acquisition of Merastar Insurance Company in 2004. As Chairman of Merastar, Mr. Brown led the board’s oversight of the successful turn-around strategy. At Centre Solutions, Mr. Brown was responsible for the global operations of a group with over $7 billion in assets and offices in several countries. During his ten years with Ernst & Young, Mr. Brown specialized in insurance and was involved in the liquidation of numerous insurance companies in Bermuda, the U.K. and the U.S. On July 12, 1984, Mr. Brown was elected a Fellow of the Institute of Chartered Accountants in England & Wales and he is a Member of both the Institute of Chartered Accountants of Bermuda and the Canadian Institute of Chartered Accountants. Mr. Brown’s extensive experience, credentials and qualifications in the reinsurance industry, in corporate finance, strategic planning and international operations led the Company to believe that he should serve as a director.

Stephen Coley has been a director since January 2006. Mr. Coley is a Director Emeritus of McKinsey & Company, a director of DyCom Industries, and Chairman of the Board of Trustees of Underwriters Laboratories. During his more than 28 years of active client service with McKinsey, Mr. Coley led a wide variety of successful business strategy and organization efforts, principally serving technology and basic industrial clients, and led McKinsey’s corporate growth practice. In addition, Mr. Coley served for 10 years on McKinsey’s Investment Committee, which oversees employee profit sharing investments and principal alternative investment vehicles, and served as the committee’s chairman from 2000 to 2004. Mr. Coley received an M.B.A., with distinction, from Harvard Business School, where he was named a Loeb Fellow in finance. Mr. Coley has a B.S. in electrical engineering from Duke University. Mr. Coley currently serves on the boards of directors of DyCom Industries and Underwriters Laboratories, where he also serves on the Board of Trustees. He also serves on the Duke University Pratt School of Engineering Board of Visitors. Mr. Coley’s extensive experience, credentials and qualifications in finance led the Company to believe that he should serve as a director.

Dr. Anthony Knap, Ph.D., has been a director since December 2005. Dr. Knap served as President, Director and Senior Research Scientist of the Bermuda Institute of Ocean Sciences, which he joined in 1978, until November 2011. In 1994, Dr. Knap founded the Risk Prediction Initiative, a partnership between the science community and the reinsurance industry providing essential information between natural disasters and changing climate. Dr. Knap’s principal research interests are climate change, environmental science, atmosphere/ocean interactions, effects of chemicals on the marine environment as well as relationships between ocean health and human health. Dr. Knap holds a number of professorships, and serves on numerous expert panels and committees in his field. Dr. Knap received his Ph.D. in oceanography in 1978 from the University of Southampton, U.K. Dr. Knap’s extensive background in environmental science, natural disasters and changing climate, as well as his credentials and qualifications in the reinsurance industry, led the Company to believe that he should serve as a director.

Peter F. Watson was appointed director in September 2007. Mr. Watson was most recently a consultant to Attorney’s Liability Assurance Society (Bermuda) Ltd. (‘‘ALAS’’), a mutual insurance company formed in Bermuda to provide professional liability insurance for large U.S. law firms. Mr. Watson served as President and Chief Executive Officer of ALAS from 2002 to December 31, 2007. Prior to joining ALAS in 1998, Mr. Watson’s career was with Price Waterhouse, initially in London and Montreal and, since 1975, in Bermuda where he also served as senior partner of the firm. In his later years with Price Waterhouse, Mr. Watson was responsible for managing the worldwide professional indemnity program for the firm. Mr. Watson is a past president and a Fellow of the Institute of Chartered Accountants of Bermuda and a member of the Institute of Chartered Accountants of Ontario and of the Ordre des comptables agréés du Québec. Mr. Watson’s extensive experience, credentials and qualifications in accounting and in the insurance industry led the Company to believe that he should serve as a director.

Class B Directors with terms expiring at the 2014 Annual General Meeting

Gary Black has been a director since June 2006. He was Chief Claims Executive and Senior Vice President of OneBeacon Insurance Company, a subsidiary of White Mountains Insurance Group, until his retirement in 2006. Prior to joining OneBeacon in January of 2004, Mr. Black spent 35 years with Fireman’s Fund Insurance Companies where he was an Executive Vice President and President of the Claims Division. At Fireman’s Fund his responsibilities included claims, corporate administration, general counsel, staff counsel and systems. He received his B.A. degree from Southwest Baptist University and is a Chartered Property Casualty Underwriter. Mr. Black’s extensive experience, credentials and qualifications in the insurance industry led the Company to believe that he should serve as a director.

Thomas Dickson has been a director since December 2005. Mr. Dickson is Chief Executive Officer and Founder of Meetinghouse LLC, a private firm that provides investment advisory and management services and advice and support to management for underwriting, ratings, capital management and actuarial functions. Mr. Dickson currently serves as President and Chief Executive Officer of Haverford Capital Partners (Cayman) Limited (“HCP”), a private equity fund specializing in investments in insurance, reinsurance and specialty finance started in August 2005. Mr. Dickson served as President and Chief Executive Officer of The Centre Group and as its Chief Underwriting Officer. At the time, The Centre Group held assets in excess of $9 billion and capital in excess of $1 billion. He joined The Centre Group at the time of its establishment in 1988 and, prior to assuming responsibilities as Chief Underwriting Officer, served in a variety of business production and underwriting capacities in Bermuda and New York. Mr. Dickson holds a bachelor’s degree with honors from Stanford University and a Masters Degree from the Johns Hopkins School of Advanced International Studies. Mr. Dickson’s extensive experience, credentials and qualifications in insurance, reinsurance and specialty finance led the Company to believe that he should serve as a director.

Jan Spiering has been a director since December 2005. From February 1979 to June 2002, Mr. Spiering served as a member of Ernst & Young, becoming the Chairman and Managing Partner of Ernst & Young Bermuda. During his tenure at Ernst & Young, Mr. Spiering was a member of the firm’s Global Advisory Counsel, founding member of the International Investment Committee, and was Chairman of the firm’s Offshore Fund’s Group. He retired from Ernst & Young in 2002, and currently serves on the board of directors of certain investment funds and various private companies. Mr. Spiering is a Fellow of the Institute of Chartered Accountants in England & Wales and the Institute of Chartered Accountants of Bermuda and is a Member of the Canadian Institute of Chartered Accountants. Mr. Spiering’s extensive experience, credentials and qualifications in accounting and corporate finance led the Company to believe that he should serve as a director.

Wray T. Thorn has been a director since October 2006. Mr. Thorn is a member of Thorn Equity Partners, LLC, a private investment firm. Prior to his involvement with Thorn Equity Partners, LLC, Mr. Thorn was a Senior Managing Director at Marathon Asset Management, LP, a global alternative investment and asset management company. Mr. Thorn was a senior member of the investment management team responsible for identifying, evaluating, structuring and managing private debt and equity investments for Marathon’s family of investment funds. In addition, Mr. Thorn was involved in leading a number of Marathon’s new business opportunities, investor-related activities and capital formation initiatives. Mr. Thorn has spent the majority of his career identifying, financing and investing in private equity transactions, including management buyout transactions, acquisition and expansion strategies, growth programs, shareholder transitions and financial restructurings. Prior to joining Marathon, Mr. Thorn was a Director with Fox Paine & Company, LLC, and had also been a Principal and founding member of Dubilier & Company, LLC. Mr. Thorn began his career in the financial analyst program at Chemical Bank, where he worked in the acquisition finance group, arranging and structuring senior and subordinated debt financings for the firm’s private equity clients. Mr. Thorn is a graduate of Harvard University with an A.B. in Government, cum laude. Mr. Thorn’s extensive experience, credentials and qualifications in corporate finance led the Company to believe that he should serve as a director.

EXECUTIVE OFFICERS

The table below sets forth the names, ages and positions of the current executive officers of the Company:

Name	Age	Position
David A. Brown(1)	54	Chief Executive Officer, Deputy Chairman and Director
Patrick Boisvert	38	Chief Financial Officer
William Fawcett	49	General Counsel
David Flitman	41	Executive Director of Global Property Underwriting
Gary Prestia	50	Chief Executive Officer of Flagstone Representatives (US) Inc.
Brenton Slade	41	Chief Marketing Officer
Guy Swayne	48	Executive Vice President - Flagstone Bermuda
Frédéric Traimond	43	Chief Operating Officer

(1)     See biography of Mr. Brown under “Our Directors”.

Patrick Boisvert was appointed as Chief Financial Officer in November 2008. Prior to his appointment as Chief Financial Officer, Mr. Boisvert had previously served various roles within the Flagstone Group: Chief Financial Officer (“CFO”) and Group Finance Director of Flagstone Réassurance Suisse SA, a subsidiary of the Company, since July 2008, and Group Chief Accounting Officer and Treasurer from February 2006 until July 2008. From February 2005 to February 2006, he was CFO of Flagstone Capital Management which was acquired by the Company in March 2006, where he had responsibility for all finance aspects of a hedge fund manager with approximately $1 billion dollars under management. Prior to joining Flagstone, he was Vice President Fund Administration for BISYS Hedge Fund Services (now part of Citigroup). Mr. Boisvert began his career with Ernst & Young in Montreal, Canada. He holds a Bachelor in Accounting from Université du Quebec à Trois-Rivieres, is a member of the C.F.A. Institute and a member of the Canadian Institute of Chartered Accountants.

William Fawcett has served as our General Counsel since June 2008. A US and UK qualified attorney with over twenty years of international experience, Mr. Fawcett is responsible for the oversight and management of legal functions throughout the Flagstone Group. Prior to joining Flagstone, he served as the Chief Legal Officer of AXA’s North American P&C operations and as Deputy General Counsel and Head of Claims for Swiss Re. He holds a Bachelor of Arts degree from Colgate University and a Juris Doctor from the University of the Pacific, McGeorge School of Law.

David Flitman joined Flagstone in early 2006 and was appointed Executive Director of Global Property Underwriting in September 2011.  Prior to his appointment as Executive Director of Global Property Underwriting, Mr. Flitman served as Flagstone’s Chief Actuary.  Mr. Flitman has worked in the reinsurance industry for over 15 years offering a depth of experience in risk management. Prior to joining us he was Chief Actuary and Senior Vice President for ACE Tempest Reinsurance where he managed Actuarial, Claims, Development, and Infrastructure. He began his career in 1993 as an Actuarial Analyst with Insurance Services Office. Moving on to WR Berkley Group where he became Assistant Vice President and Chief Actuary for Berkley Mid-Atlantic Group managing the department responsible for Actuarial, Information Management, and Reporting and Regulatory Filing. Mr. Flitman also worked at XL Reinsurance America as an Assistant Vice President and Senior Pricing Actuary where he priced all lines of Property and Casualty. Mr. Flitman earned his Bachelor’s of Science from St. John School of Actuarial Science, Risk Management, and Insurance in New York. He is an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, and a Fellow of the Casualty Actuarial Society.

Gary Prestia joined us December 2005 and became the CEO of Flagstone Representatives (US) Inc. and Chairman of Mosaic Underwriting Services, Inc. in September 2011.  Prior to holding his current positions, Mr. Prestia served as Flagstone’s Chief Underwriting Officer – North America.  Mr. Prestia has more than 25 years’ experience in the insurance and reinsurance industry in senior underwriting and executive management positions successfully navigating across the underwriting cycles. From 1998 through 2004, Mr. Prestia served as an executive officer of Converium AG (“Converium”), becoming President of Converium North America, with responsibility for all legal entities and staff in the U.S. and Canada. As Senior Vice President and Chief Underwriting Officer of Converium, he was responsible for property catastrophe, property non-catastrophe, motor, marine and third-party liability (excluding professional liability and workers’ compensation). In early 2005, Mr. Prestia joined Alea North America as Chief Executive Officer of the North American Reinsurance Division. Prior to 1998, Mr. Prestia held senior underwriting positions at Transatlantic Re. Mr. Prestia received his CPCU and ARe professional designations from the American Institute for Chartered Property and Casualty Underwriters and Bachelor of Business Administration undergraduate degree and graduate work at St. Johns University School of Risk Management and Insurance in New York.

Brenton Slade is the Chief Marketing Officer of Flagstone, responsible for investor relations, capital market initiatives, and firm marketing. Mr. Slade has been at Flagstone since its founding in 2005 assisting in the formation. Prior to Flagstone, Mr. Slade worked with several members of the Executive Management at West End Capital Management in the role of Director of Business Development, beginning in 2003. Before joining West End Capital, Mr. Slade was a Vice President at Agora Capital (an XL Capital affiliate). Mr. Slade has a degree in Economics and Politics from the University of Western Ontario.

Guy Swayne joined us in December 2005 and became Executive Vice President of Flagstone Réassurance Suisse S.A. (Bermuda Branch) (“Flagstone Bermuda”) in September 2011. He was appointed Chairman of Flagstone Syndicate Management Limited in May 2010. Prior to his appointment as Executive Vice President of Flagstone Bermuda, Mr. Swayne served as Chief Underwriting Officer – International.  Mr. Swayne has extensive experience in the industry worldwide and brings a depth of expertise in underwriting, business development, and leadership to the Company. Prior to joining the Company, Mr. Swayne was Chief Underwriting Officer – International with ACE Tempest Reinsurance Ltd. where he managed the International Catastrophe underwriting unit. Mr. Swayne joined Ace in January 2000 and has held senior positions including Executive Vice President, ACE Financial Solutions International (AFSI) – Bermuda where he managed AFSI offices in London, Dublin, and Melbourne. In London he became President of ACE Financial Solutions Europe (AFSE) where he established and developed the European office reporting directly to the President and Chief Executive Officer in Bermuda. Mr. Swayne was instrumental in many key elements associated with a start-up operation, including business plan and budget development, hiring underwriting teams, business production and program completion.

Frédéric Traimond was appointed Group Chief Operating Officer of the Company on March 1, 2008. Mr. Traimond is also a member of the Boards of Directors of various entities within the Flagstone Group and is the Chief Operating Officer of Flagstone Réassurance Suisse SA. Before joining Flagstone Group, Mr. Traimond worked for 15 years for AXA Group, primarily in Switzerland. His last position was Chief Risk Officer of AXA-Winterthur, where most notably he was responsible for the Economic Capital studies, including Swiss Solvency Test, Asset-Liability Management, reinsurance strategy and reserve review. For the 8 years preceding holding that position, he was the chief management officer for the Non-Life subsidiary of AXA Switzerland. Mr. Traimond is a full member of the IAF (Institut des Actuaires Français) and SAA (Swiss Association of Actuaries).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below the transactions we entered into with parties that are related to our Company during the year ended December 31, 2011. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Policies and Procedures for Related Party Transactions

The Company adopted a written Code of Conduct and Ethics on June 16, 2006 which specifies the Company’s policy relating to conflicts of interest (the “Code of Conduct”). The Code of Conduct defines a “conflict of interest” as any situation in which the private interest of any director, board observer or employee of the Company interferes in any way (or even appears to interfere) with the interests of the Company as a whole. Under the Code of Conduct, an individual who becomes aware of a potential conflict of interest must report this conflict to the Chairman of the Audit Committee for consideration by the Audit Committee. The Audit Committee will determine whether a conflict of interest exists on a case-by-case basis and will memorialize its determinations and the reasons behind such determinations. The Audit Committee will ensure that the directors voting on an issue are informed, disinterested and independent with respect to that issue. If the Audit Committee determines that a conflict of interest exists, then the director, board observer or employee shall not participate, directly or indirectly, in the matter or activity that has given rise to such conflict of interest unless expressly approved by the Audit Committee. The charter of the Audit Committee requires the Audit Committee to review and discuss with management the reasonableness of the price, terms and conditions for all related party transactions. The transactions described below have been reviewed by Audit Committee in accordance with this mandate:

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On July 9, 2011, Flagstone Réassurance Suisse, SA (“Flagstone Suisse”) entered into a senior unsecured convertible loan agreement with Star and Shield Holdings LLC (“Star and Shield”), the manager of a member owned insurance company in which the Company holds a 43.3% equity investment interest.  Under the terms of the agreement, the Company agreed to lend $3.5 million to Star and Shield with an interest rate of three-month LIBOR plus 12.0% per annum, adjusted and compounded quarterly on any unpaid balances of principal and interest until the final maturity of the loan, which is no later than May 31, 2016.  The loan is also convertible at the option of the Flagstone Suisse into shares of Star and Shield.As at December 31, 2011 and December 31, 2010, the Company had $7.0 million and $3.5 million, respectively, as a loan receivable from Star and Shield on its Consolidated Balance Sheet.

Other Transactions

Set forth below are other transactions entered into between the Company and entities that have a relationship with certain of our directors or shareholders:

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On May 17, 2010, the Company entered into a commitment agreement to purchase $25.0 million of Marathon Legacy Securities Public-Private Investment Funds, Ltd.  On September 30, 2010, the Company entered into a further commitment agreement to purchase $9.0 million of the fund. Until December 31, 2011, a member of the Company’s Board was also a Senior Managing Director of Marathon Asset Management, L.P., the investment manager of the fund.  As of December 31, 2011, the market value of the Company’s investment in this fund was $33.8 million and there was no remaining capital commitment.

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Three of the Company’s subsidiaries have investment management agreements in place with Neuberger Berman Fixed Income LLC, which owns shares in the Company.  Investment management fees under these agreements during 2011 were $0.4 million.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains the material elements of the compensation of our named executive officers for 2011, who are set forth in the table below:

Name	Title
David Brown	Chief Executive Officer

Patrick Boisvert	Chief Financial Officer

David Flitman	Executive Director of Global Property Underwriting

Gary Prestia	Chief Executive Officer of Flagstone Representatives (US) Inc.

Guy Swayne	Executive Vice President - Flagstone Bermuda

Highlights from 2011

2011 was a challenging year for the Company, and the insurance and reinsurance industries generally.  The year went on record as the worst in history for industry losses from international catastrophes, as the industry faced a succession of frequent catastrophic events, including Australian floods, Cyclone Yasi, U.S. tornadoes, the New Zealand earthquakes, Hurricane Irene, the Danish cloudburst, the Thailand floods, and the Japan earthquake and tsunami. Despite these challenges, our management accomplished the following objectives designed to maximize shareholder value:

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In 2010 our management commenced a comprehensive strategic review of the organization, which was ongoing during 2011, designed to streamline continuing operations and reduce our cost structure.  These initiatives are expected to reduce global operating costs and expenses, enhancing our financial flexibility and the ability to pursue future opportunities to deliver greater value.

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On October 24, 2011, we announced a strategic initiative to realign our strategy and core capabilities to produce solid future profitability and a more nimble, cost-effective and opportunistic structure for the Company.

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Throughout 2011, our management successfully engaged in significant efforts to communicate with, and to retain, the majority of our valued customers, despite the considerable challenges impacting the Company and the industry during such time.

Overview

Philosophy and Objectives

Our executive compensation programs are designed to encourage our executive officers to think and act like, and over time themselves become, shareholders of the Company. We want our executive officers to take appropriate risks with our capital in order to generate returns for our shareholders but at the same time to share the downside risk if their decisions cause poor performance or even loss. Through our performance management and rewards processes and programs, we endeavor to create an environment that fosters and rewards:

●	finding and assuming attractively priced risk;

●	managing our overall risk exposure to mitigate loss;

●	ensuring we have optimal capital to run our business;

●	working hard and cooperating with colleagues; and

●	providing excellent service to clients and colleagues.

We foster an attitude of shared risk-taking between each of our executive officers and our shareholders by providing a significant portion of our executive officers’ incentive compensation through equity-based awards. We emphasize “at risk” pay tied to performance as the majority of total compensation potential. We evaluate and reward our executive officers based on dynamic factors such as whether they are willing and able to challenge existing processes, adapt to sudden or frequent changes in priorities and capitalize on “windows of opportunity”.

Corporate Governance and Performance-Based Compensation

We seek to maintain the highest corporate governance standards.  With respect to our compensation practices, all compensation-related decisions with respect to our named executive officers are reviewed and approved by the Compensation Committee, which is comprised solely of independent, non-management directors.

Reflective of our efforts to maintain a compensation program that is consistent with best practices, we have adopted the following specific approaches with respect to our compensation:

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Emphasis on Performance-Based Compensation.  We guarantee a fairly small portion of the overall compensation for our named executive officers while providing a much larger portion in the form of incentive-based compensation that is linked to the Company’s annual financial results over a three-year performance period.

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Avoidance of Problematic Pay Practices.  We have generally avoided pay practices that are widely considered problematic, such as providing tax gross-ups, guaranteed bonuses, using the same performance criteria for short- and long-term compensation or excessive severance packages.  In addition, change-in-control benefits payable under the Company’s Performance Share Unit Plan generally have “double trigger” vesting conditions, meaning that they vest in connection with a change in control only if the executive officer also experiences a qualifying termination or there is an adverse change to the plan.

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Clawback Policy.  In order to ensure that our executive officers do not inadvertently receive compensation that they did not earn, the Company has a policy to recover payments made with respect to performance share unit (“PSU”) grants, which are our primary long-term incentive vehicle, if the relevant performance measures upon which the grant was based are restated or otherwise adjusted in a manner that would reduce the size of a payment; in the event the Company is required to make a financial restatement due to a material misstatement, any PSU grant based upon the erroneous financial statements is cancelled.  This clawback policy is more stringent than the clawback requirements under the Sarbanes-Oxley Act in that it applies to all persons who receive compensation under a PSU (not just the Chief Executive Officer and Chief Financial Officer) and applies regardless of whether the misstatement was a result of misconduct.

Executive Compensation Policy

Role of the Compensation Committee

The Compensation Committee

The Compensation Committee, which solely comprises independent directors, is responsible for reviewing and approving all compensation paid to our named executive officers. The Chief Executive Officer provides input to the Compensation Committee regarding the compensation of each named executive officer other than his own.

Named Executive Officer Performance Assessment

At the end of the fiscal year, the Compensation Committee engages in a performance assessment of each of our named executive officers, focusing on each executive’s relative contribution during the fiscal year. The Compensation Committee principally uses a qualitative assessment, including factors such as our progress towards implementing our key strategic and operational initiatives, our investments in and improvements of technology and our key decision support tools, such as our exposure-based underwriting models, our efforts to improve the strength of our control and operating environments, and our efforts to attract, retain, and motivate our global workforce.

With respect to named executive officers other than the Chief Executive Officer, the Chief Executive Officer presents the Compensation Committee with his assessment of each other executive’s relative performance with respect to the above-mentioned categories for such fiscal year. The Chief Executive Officer does not play a role in determining his compensation. Instead, the Compensation Committee reviews his performance independently.

Competitive Market Review

The Compensation Committee considers competitive market practices with respect to the salaries and total compensation of our named executive officers. For purposes of determining competitive compensation levels for our named executive officers, the Compensation Committee subscribed to the PricewaterhouseCoopers Bermuda International Compensation Survey, an independent local market annual survey.

In order to understand the general level of compensation in our industry and to determine whether the components of compensation of our named executive officers are appropriate, the Compensation Committee also reviews market practices by speaking to recruitment agencies and reviewing annual reports, proxy statements and similar information released by other, similar Bermuda and Swiss reinsurance companies with market capitalizations greater than $500 million and less than $3 billion, in particular Aspen Insurance Holdings Ltd., Endurance Specialty Holdings Ltd., Allied World Assurance Company Holdings, Ltd, Montpelier Re Holdings Ltd. and Platinum Underwriters Holding Ltd. In order to maintain flexibility, the Compensation Committee does not formally engage in benchmarking of compensation levels.

Shareholder Feedback

At the 2011 annual shareholder meeting, the Company’s shareholders approved the overall compensation for our named executive officers, including the policies and practices related thereto, by a majority of the votes cast.  The Company believes this vote reflected shareholder approval of its pay for performance philosophy and the absence of pay practices that shareholders consider problematic.  Accordingly, the Compensation Committee generally continued to apply the same principles in determining the amounts and types of executive compensation for 2011 as outlined in our compensation philosophy and framework.  The Compensation Committee values the shareholder feedback provided through the vote, and will consider the results of the vote, as well as future votes, in refining the development of our compensation program and goal setting in the future.

Components of Executive Compensation

The Company’s performance-driven compensation policy consists of the following components:

●	base salary;

●	annual cash bonuses;

●	long-term incentive awards in the form of Performance Share Units;

●	retirement benefits; and

●	limited personal benefits and perquisites;

We balance short-term compensation (base salaries and annual cash bonuses) and long-term compensation (PSUs) to achieve our goal of driving long-term growth. The long-term compensation component, the PSUs, is designed to emphasize performance measures our executive officers need to address in order to deliver sustained shareholder value over time.

Balance of Components of Compensation

The Compensation Committee carefully determines the percentage mix of compensation components, with respect to both short- versus long-term compensation and cash versus equity compensation, that it considers appropriate for each of our named executive officers. This is not a mechanical process, and the Compensation Committee uses its judgment, experience and work with our named executive officers to determine the appropriate mix of compensation for each individual.

Base salary typically will constitute a minority portion of the total compensation of our named executive officers. The Compensation Committee sets salary to provide adequate cash compensation to support a reasonable standard of living, so that our named executive officers are prepared to have “at risk” the portion of their compensation received in annual bonuses and PSUs. With regard to our incentive compensation components, the Compensation Committee anticipates that if the Company achieves strong performance our named executive officers will receive significantly more long-term value from their PSUs than from their annual cash bonuses. The base number of PSUs granted to each named executive officer is based on such individual’s role and responsibility at the Company and the expectations the Compensation Committee has for the individual; the actual number of PSUs that ultimately vest is based on the Company’s diluted return on equity.  For additional information, see “Compensation Discussion and Analysis—Long-Term Incentive Awards” below.

2011 Compensation

Base Salary

General. Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the executive officers in their roles.

Determination. The salaries of our named executive officers are reviewed by the Compensation Committee and, other than with respect to his own compensation, our Chief Executive Officer, on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factor in determining increases in salary level is the employment market in Bermuda and, solely in respect of Mr. Boisvert, Switzerland for senior executives of insurance and reinsurance companies. Other factors that the Compensation Committee and our Chief Executive Officer consider include the seniority of the individual, the functional role of the individual’s position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at his prior employment and the limited number of well-qualified candidates available in Bermuda and Switzerland, where our named executive officers (other than Mr. Prestia) are located. In addition, the Compensation Committee informally considers competitive market practices with respect to the salaries of our named executive officers and increases in the cost of living in Bermuda and Switzerland.

Salaries in 2011. When establishing the 2011 base salaries of our named executive officers other than our Chief Executive Officer, the Compensation Committee decided to increase each such individual’s base salary to reflect increases in the cost of living. With respect to our Chief Executive Officer, the Compensation Committee determined that his base salary for 2011 should remain at $1 million, the same level as for 2010.

Annual Cash Bonuses

General. Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. We believe our annual bonus pay component helps us to provide an element of our incentive compensation on a more immediate basis than with long-term incentive awards.

Determination. The Compensation Committee, on a discretionary basis and taking into account individual performance and corporate performance for the year, using both subjective and objective criteria, determines annual bonus awards for each of our named executive officers. Due to the volatility of our industry and thus our financial results, the Compensation Committee and management believe that pure quantitative performance measures are not the most appropriate method of rewarding executive performance, and in light of this, we do not provide for a formulaic bonus plan.

With respect to the annual bonus compensation payable to each of our named executive officers, the Compensation Committee determines a potential bonus amount based on the seniority of such individual’s position and the Compensation Committee’s view of the degree to which such individual’s performance could affect the Company’s overall results. Effective January 1, 2011, the employment agreements for each of our named executive officers other than our Chief Executive Officer limit the amount of annual bonus to 90% of annual base salary; however, the Compensation Committee retains discretion to pay a bonus in excess of such limit in recognition of extraordinary performance. The employment agreement for our Chief Executive Officer does not limit the amount of his annual bonus.

With respect to performance criteria, our Chief Executive Officer agrees with each of our other named executive officers upon factors of both individual and corporate performance to be considered in the evaluation process described above, and then subsequently rates each named executive officer in writing based on those factors before deciding the bonus amount to recommend to the Compensation Committee. In the case of the Chief Executive Officer, the Compensation Committee establishes these factors. The Compensation Committee may increase or decrease a named executive officer’s actual bonus amount from the amount recommended by management in order to reflect extraordinary individual performance in a fiscal year that the Compensation Committee may determine warrants specific recognition.

Annual Bonuses in 2011. Due to the difficult economic and operating environment in 2011, the Compensation Committee determined that it was appropriate not to pay annual bonuses to our named executive officers in respect of 2011.

Long-Term Incentive Awards

General. The Company has adopted the Amended and Restated Performance Share Unit Plan (the “PSU Plan”) to provide PSUs as long-term incentive compensation to certain key employees of the Company (including our named executive officers).

The PSUs are designed to align management’s performance objectives with the interests of our shareholders. We believe that PSUs (which are based on diluted return on equity) align the compensation of our named executive officers more closely to shareholder value than other alternatives such as options (which place 100% weight on growth in market value). Diluted return on equity is the ratio of net income for a fiscal year over the Company’s shareholders’ equity at the beginning of such fiscal year, adjusted for any changes in the number of common shares issued and outstanding and dividends paid.

The Compensation Committee has exclusive authority to select the persons to be awarded PSUs. At the time of each award, the Compensation Committee determines the terms of the award, including the performance period (or periods) and the performance objectives relating to the award. The PSUs generally vest over a period of three years.

To enhance retention, the Company generally will cancel PSUs without payment if the participant’s employment terminates prior to the end of the performance period.

Determination. We generally grant PSU awards annually, prior to the commencement of the performance period they track. In the case of new hires, we generally award PSUs that have a performance period commencing at the beginning of the year of hire.

Following the end of the performance period of a PSU, the Compensation Committee determines whether the diluted return on equity performance objectives were met in whole or in part, and calculates the payment due on the PSU as a result. The Compensation Committee has no discretion to modify the performance goals of PSUs that have already been granted.

Grants in 2010 and 2011.  PSUs entitle the recipient to receive the number of common shares of the Company (or cash equivalent or combination of cash and common shares) equal to the product of the number of PSUs granted times a “multiplier”. The applicable multiplier for each series of PSUs outstanding during 2011 is determined as follows:

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2009 − 2011 (Series A, B and H): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2009 − 2011 measured in accordance with U.S. GAAP on a fully diluted basis. The multiplier is 100% if return on equity is 13.5%, 150% if return on equity is 18.5% or greater, and 50% if return on equity is 8.5% or less. The multiplier scales ratably between return on equity endpoints of 8.5% and 18.5%.

●
2010 − 2012 (Series A): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2010 − 2012 measured in accordance with U.S. GAAP on a fully diluted basis. The multiplier is 100% if return on equity is 14.5%, 140% if return on equity is 19.5% or greater, and 60% if return on equity is 9.5% or less. The multiplier scales ratably between return on equity endpoints of 9.5% and 19.5%.

●
2011-2013 (Series A): The multiplier is determined based on the arithmetic average return on equity of the Company during the fiscal years 2011 − 2013 measured  in accordance with U.S. GAAP on a fully diluted basis. The multiplier is 100% if return on equity is 11%, 150% if return on equity is 16% or greater, and 50% if return on equity is 6% or less. The multiplier scales ratably between return on equity endpoints of 6% and 16%.

Other Compensation Components

Retirement Benefits

We maintain a defined contribution pension plan in accordance with the National Pension Scheme (Occupational Pensions Act) 1998, as amended, for the benefit of employees, including our named executive officers, who are Bermudians or spouses of Bermudians.

We maintain a defined contribution 401(k) pension plan subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) for the benefit of employees, including our named executive officers, who are resident in the USA.

We maintain a defined contribution pension plan in accordance with the Occupational Pensions Act in Switzerland for the benefit of employees, including our named executive officers, who are resident in Switzerland.

The named executive officers do not participate in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified, except for those contributions to the Swiss social pension plan, or l’Assurance-Vieillesse et Survivant.

Personal Benefits and Perquisites

Each of our named executive officers (other than Mr. Prestia) is required to maintain a personal residence in Bermuda or Switzerland. Consistent with the practices of our competitors and to encourage executives to join the Company, we may provide housing allowances to help defray the high cost of housing in those locations. Pursuant to the employment agreement we entered into with Mr. Swayne on August 25, 2011, Mr. Swayne is entitled to a mortgage subsidy that will lower the interest rate of the mortgage on his Bermuda residence to three percent per annum, subject to certain limitations. Pursuant to the employment agreement we entered into with Mr. Flitman on August 26, 2011, Mr. Flitman is entitled to a housing subsidy of $120,000 per annum, to be paid by Flagstone Reassurance Suisse S.A. in arrears in 12 equal monthly installments. We may also provide schooling allowances to certain of our executive officers with school age children who are asked to relocate for work. In certain cases, we may also reimburse personal travel expenses that a named executive officer incurs in connection with his relocation.

Change in Control and Severance Benefits

Upon termination of employment, our named executive officers may receive payments under the Company’s PSU Plan and severance payments under their employment agreements.  The Company provides change in control benefits in order to protect executives during a transaction that may cause them substantial professional uncertainty, so that they can focus on maximizing shareholder value.  In addition to the information below, for information on change in control and severance benefits, see “Potential Payments Upon Termination or Change in Control”.

Significant 2012 Compensation Decisions

Annual Salaries.  The Compensation Committee reviewed annual base salaries in early 2012.  Based on the Company’s performance in 2011 and on the recommendation of management, the Compensation Committee determined not to change the annual base salaries of our named executive officers.

Annual Cash Bonuses.  Due to the difficult operating environment and the Company’s performance in 2011 and based on the recommendation of management, annual cash bonuses were not paid to our named executive officers in 2012 in respect of performance in 2011.

Long Term Incentive Awards.  The Company generally grants long-term incentive awards in the form of PSUs (as described above) in the first quarter of each fiscal year.  Due to the Company’s performance in 2011 and based on the recommendation of management, the Compensation Committee determined to substantially reduce the PSUs granted to our named executive officers in early 2012 in respect of performance in 2011.

Amendment to the Employment Agreements.  On February 22, 2012, (i) Flagstone Réassurance Suisse S.A. (Bermuda Branch) and each of Messrs. David Flitman and Guy Swayne agreed to amend each such executive’s respective employment agreement, (ii) Flagstone Representatives (US), Inc. and Mr. Gary Prestia agreed to amend Mr. Prestia’s employment agreement, and (iii) Flagstone Réassurance Suisse S.A. and Mr. Patrick Boisvert agreed to amend Mr. Boisvert’s employment agreement, in each case, effective immediately.  Pursuant to each such executive’s amended agreement, the notice period required in order for either party to terminate the employment agreement is extended from 180 days to 365 days.

Bonus Agreements.  On that same date, Flagstone Reinsurance Holdings, S.A. entered into an agreement with each of Messrs. Boisvert, Flitman, Prestia and Swayne guaranteeing a minimum amount of their annual bonus target for calendar year 2012.  Under these agreements, each of Messrs. Boisvert, Flitman, Prestia and Swayne will receive a minimum amount of their annual bonus target for calendar year 2012, provided that such executive has not resigned or been terminated for “cause” (as defined in the employment agreements) and is not subject to disciplinary proceedings as of December 31, 2012.

Other Matters

Employment Agreements

Each of our named executive officers is party to an employment agreement that entitles him to compensation if his employment is terminated without cause.  In Mr. Brown’s case, his severance payment is enhanced if his termination occurs after a change in control of the Company.  In addition, Flagstone Representatives (US) Inc. entered into an employment agreement with Mr. Prestia on August 25, 2011 which provides for a guaranteed term from September 1, 2011 through September 1, 2013 (the “Guaranteed Term”) and which entitles Mr. Prestia to receive a minimum specified amount of compensation over the Guaranteed Term.  Each agreement contains a requirement that the executive give significant advanced notice of a termination, as well as restrictive covenants to protect the Company’s interests.

The Compensation Committee determined that the level of severance payments payable to each of our named executive officers was reasonable in light of the length of the notice period and restrictive covenant period to which each executive is committed. As noted above, the notice period for each of our named executive officers has been extended as of February 22, 2012 to 365 days.  Accordingly, upon resignation, each of our named executive officers will be unable to begin new employment for at least a year.  Therefore, the one year’s severance pay to which each would be entitled is proportional.

In addition, Mr. Brown’s severance provisions are more generous than those of the other named executive officers in reflection of the high opportunity costs he would bear if the Company decided to change its Chief Executive Officer.

Clawback Policy

In 2010, we amended the PSU Plan to provide for the recovery of payments made with respect to a PSU grant if the relevant performance measures upon which the grant was based are restated or otherwise adjusted in a manner that would reduce the size of a payment.  In the event the Company is required to make a financial restatement due to a material misstatement any PSU grant based upon the erroneous financial statements is cancelled. This clawback policy is more stringent than the clawback requirements under the Sarbanes-Oxley Act in that it applies to all persons who receive compensation under a PSU (not just the Chief Executive Officer and Chief Financial Officer) and applies regardless of whether the misstatement was a result of misconduct.

Common Share Ownership Requirements

The Company seeks to weight its compensation scheme to ownership of our common shares. The Company believes that broad-based stock ownership by its employees (including our named executive officers) enhances its ability to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. The goal of the PSU program is to engage all of our named executive officers as partners in the Company’s success and help the Company realize the maximum gain from its strategy. The Company does not have a formal requirement for share ownership by any group of employees.

Assessment of Risks Associated with Compensation Programs

The Company has reviewed and considered its compensation policies and practices and does not believe that they create risks that are reasonably likely to have a material adverse effect on the Company.

The Company has a Chief Enterprise Risk Officer who is responsible for managing various risks facing the Company, including operational and reputational risks. As part of his risk assessment, he considered the risks posed by the Company’s compensation programs and determined that they were not reasonably likely to have a material adverse effect on the Company.

Warrant

In connection with the initial closing of the private placement for the Company’s common shares in December 2005, the Company issued the Warrant to Haverford (the “Haverford Warrant”) for its role in these capital raising activities. The Haverford Warrant granted the holder the right, at any time during the period commencing on December 1, 2010 and ending December 31, 2010, to purchase from the Company up to 12.0% of the issued share capital of the Company at the consummation of the initial private placements of the Company at an exercise price of $14.00 per common share. At the Board meeting held on November 14, 2008, the Warrant was amended to change the exercise date from December 1, 2010 to December 31, 2010, to December 1, 2013 to December 31, 2013; to change the strike price from $14.00 to $14.80; and to include a provision that amends the strike price for all dividends paid by the Company from the issuance of the Haverford Warrant to its exercise date. On June 25, 2010, the Haverford Warrant was amended and restated so that Haverford could transfer a portion of the Haverford Warrant to Leyton Limited. (the “Leyton Warrant”), a company associated with Flagstone’s chief executive officer David Brown. Haverford continued to hold the Haverford Warrant and all other terms of each Haverford Warrant remained unchanged. On December 14, 2010, in connection with the retirement of Mark J. Byrne as a member of the Board and pursuant to the Purchase Agreement between Flagstone (Bermuda) Holdings Limited (“Bermuda Holdings”), Mr. Byrne and Haverford and Limestone, companies associated with Mr. Byrne, Bermuda Holdings purchased the Haverford Warrant at a cost of $13.5 million. On December 14, 2010, the Company purchased the Haverford Warrant from Bermuda Holdings.  The Company subsequently cancelled the Haverford Warrant.  The Leyton Warrant, exercisable at maturity for 630,194 common shares of the Company, remains outstanding.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management of the Company the Compensation Discussion and Analysis (“CD&A”). Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement.

Compensation Committee

Stewart Gross, Chairman
E. Daniel James
Gary Black
Anthony P. Latham
Dr. Anthony Knap
Wray T. Thorn

COMPENSATION TABLES AND NARRATIVE DISCLOSURES

The following tables, narratives and footnotes describe the total compensation and benefits for our named executive officers for fiscal year 2011.

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation awarded to our named executive officers as of December 31, 2011 for services rendered by them to the Company and to its subsidiaries.

Name and Principal Position	Year	Salary $	Bonus(1) $	Stock Awards(2) $	Option Awards $	All Other Compensation(3) $	Total $
David Brown	2011	1,000,000	–	2,091,600	–	–	3,091,600
Chief Executive Officer	2010	1,000,000	1,000,000	1,816,040	–	–	3,816,040
	2009	650,000	601,250	1,709,750	–	46,958	3,007,958

Patrick Boisvert(4)	2011	508,921	–	756,000	–	105,140	1,370,061
Chief Financial Officer	2010	403,872	336,560	794,145	–	134,082	1,668,659
	2009	378,471	230,775	619,900	–	85,431	1,314,577

David Flitman	2011	580,000	–	945,000	–	120,000	1,645,000
Executive Director of Global Property Underwriting	2010	565,000	500,000	941,815	–	120,000	2,126,815
	2009	525,000	400,000	732,750	–	120,000	1,777,750

Gary Prestia	2011	580,000	–	945,000	–	36,003	1,561,003
Chief Executive Officer – Flagstone Representatives (US) Inc.	2010	565,000	500,000	941,815	–	67,674	2,074,489
	2009	546,000	400,000	732,750	–	51,200	1,729,950

Guy Swayne(5)	2011	580,000	–	945,000	–	70,490	1,595,490
Executive Vice President – Flagstone Bermuda	2010	565,000	500,000	941,815	–	69,740	2,076,555
	2009	478,800	400,000	732,750	–	117,154	1,728,704

(1)
The amounts shown in this column relate to bonuses paid in fiscal year 2012 and reflecting performance in fiscal year 2011 (which were an amount of zero); bonuses paid in fiscal year 2011 reflecting performance in fiscal year 2010; and bonuses paid in fiscal year 2010 reflecting performance in fiscal year 2009.

(2)
Represents PSUs granted to each of our named executive officers during each of fiscal years 2009, 2010 and 2011 in respect of 2008 performance, 2009 performance and 2010 performance, respectively.  The amounts shown in this column represent the grant date fair value based on probable performance results as of  the applicable grant date in accordance with FASB ASC Topic 718 (Compensation — Stock Compensation).  For PSUs granted in 2011 in respect of 2010 performance, the Company currently anticipates the PSUs will be earned at the minimum level, which would result in payment values of: $688,070 for Mr. Brown; $248,700 for Mr. Boisvert; $310,875 for Mr. Flitman;  $310,875 for Mr. Prestia and $310,875 for Mr. Swayne, in each case, based on the closing price per common share of $8.29 at December 31, 2011.

(3)
The amounts shown in this column represent Company matches to the named executive officers’ contributions under the Company’s deferred contribution plans, housing allowances or mortgage assistance, school subsidies and personal travel reimbursements provided to our named executive officers. The value of each such benefit paid to each named executive officer for fiscal year 2011 is disclosed in the table below. Mr. Brown received no such benefits. During fiscal years 2011, 2010 and 2009, on flights of Company aircraft, the Company allowed employees and their family members to occupy seats that otherwise would have been vacant. This benefit had no incremental cost to the Company as each named executive officer reimbursed the marginal cost to the Company for any such personal use.

Name	Company Matching Contributions under Defined Contribution Plans ($)	Housing Allowances or Mortgage Subsidies ($)	School Subsidies ($)
Patrick Boisvert	59,903	–	45,237
David Flitman	–	120,000	–
Gary Prestia	4,083	31,920	–
Guy Swayne	29,000	41,490	–

(4)
Mr. Boisvert receives his salary and housing allowance in Swiss francs. The Swiss franc amounts were converted into U.S. dollars at an average foreign exchange rate for the 2009 period of $0.91061, for the 2010 period of $0.96159 and for the 2011 period of $1.130936.

(5)
Mr. Swayne entered into an employment agreement effective September 1, 2007 to serve as the Chief Executive Officer of Flagstone Réassurance Suisse S.A. for a period of up to two years.  This agreement concluded effective July 1, 2009 when Mr. Swayne entered into a new employment agreement to assume the position of Chief Underwriting Officer — International for Flagstone Réassurance Suisse S.A. (Bermuda Branch). In fiscal year 2009, Mr. Swayne received performance bonuses of CHF65,000 and $225,000 reflecting his performance for fiscal year 2008. The Swiss franc amounts were converted into U.S. dollars at an average foreign exchange rate for the for the 2009 period of $0.91061.

Grants of Plan-Based Awards Table

The following Grants of Plan-Based Awards Table summarizes all grants made to our named executive officers under any plan during the fiscal 2011 year.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Grant Date Fair Value of Stock and Option Awards(2) $
Name	Grant Dates	Minimum #	Target #	Maximum #
David Brown	January 1, 2011	83,000	166,000	249,000	2,091,600
Patrick Boisvert	January 1, 2011	30,000	60,000	90,000	756,000
David Flitman	January 1, 2011	37,500	75,000	112,500	945,000
Gary Prestia	January 1, 2011	37,500	75,000	112,500	945,000
Guy Swayne	January 1, 2011	37,500	75,000	112,500	945,000

(1)
“Minimum” means the minimum number of common shares issuable under the award (factor of 0.5); “target” means the number of common shares issuable if the performance objectives of the award were met in full (factor of one); and “maximum” means maximum number of common shares issuable under the award (factor of 1.5).

(2)
The amounts shown in this column are based on the fair value at time of grant of the PSUs. It assumes the performance objectives of the PSU grant were met at the target (factor of one), which the Company determined to be the probable performance outcome  as of the grant date with respect to the PSUs. The ultimate value of the PSUs is highly dependent on the Company’s diluted return on equity. See “— Long Term Incentive Awards”.  For PSUs granted in 2011 in respect of 2010 performance, the Company currently anticipates the PSUs will be earned at the minimum level, which would result in payment values of: $688,070 for Mr. Brown; $248,700 for Mr. Boisvert; $310,875 for Mr. Flitman; $310,875 for Mr. Prestia; and $310,875 for Mr. Swayne, in each case, based on the closing price per common share of $8.29 at December 31, 2011.

Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

The following paragraphs summarize the employment-related agreements for our named executive officers, in each case, as of December 31, 2011. The employment agreements for Messrs. Boisvert, Flitman, Prestia and Swayne generally provide that either party may terminate the agreement upon 180 days’ advance written notice to the other party and do not otherwise specify a termination date. The employment agreement for Mr. Brown provides that either party may terminate the agreement upon 365 days’ advanced written notice to the other party and does not otherwise specify a termination date. The employment agreement for each named executive officer provides for a discretionary annual bonus to be paid to each named executive officer. Regardless of any provision in a named executive officer’s employment agreement that specifies that such executive’s annual bonus may not exceed a maximum percentage of such executive’s annual salary, the bonus limit for each named executive officer (other than Mr. Brown, who is not subject to a bonus limit) was increased to 90% of annual salary with effect from January 1, 2011. The employment agreement for Mr. Brown does not limit the amount of his annual bonus.

The employment agreements for each of our named executive officers specify that each named executive officer shall have the right to personal use of the Company aircraft, provided that each named executive officer shall reimburse the marginal cost to the Company for this personal use. This amount does not include fixed costs which do not change based on usage, such as pilot salaries, the lease costs of the Company aircraft, and the cost of maintenance not related to trips on the aircraft.

David Brown.  We have entered into an employment agreement with Mr. Brown, dated October 15, 2006, under which he has agreed to serve as our Chief Executive Officer. Pursuant to this agreement, Mr. Brown was paid an annual salary of $1,000,000 for the year ended December 31, 2011. The agreement further provides that Mr. Brown will receive a housing allowance through a mortgage subsidy, which will lower the effective cost of financing on his Bermuda residence to 3% per annum; however, Mr. Brown did not receive any such subsidy for 2011. The maximum financing to which this applies is an amount equal to five times Mr. Brown’s annual salary as amended from time to time. Mr. Brown and the Company have agreed that his annual salary for the year ending December 31, 2012 will be approximately $1,000,000.

Patrick Boisvert.  We restated the employment agreement with Mr. Boisvert on March 31, 2009, amended on January 1, 2011 to increase Mr. Boisvert’s bonus cap to 90%, under which he has agreed to serve as our Chief Financial Officer. This employment agreement, as amended, replaced the prior agreements dated July 1, 2008 and April 9, 2008 between Flagstone Reinsurance Limited and Mr. Boisvert. Pursuant to the agreement, Mr. Boisvert was paid an annual salary of CHF450,000 for the year ended December 31, 2011.  Mr. Boisvert and the Company have agreed that his annual salary for the year ending December 31, 2012 will be approximately CHF450,000.

David Flitman.  On August 26, 2011, Flagstone Bermuda entered into a new employment agreement with Mr. Flitman pursuant to which he has agreed to serve as Executive Director of Global Property Underwriting.  This employment agreement took effect on September 1, 2011 and replaced and superseded the prior employment agreements with the Company dated August 25, 2008 and restated on March 31, 2009, and January 5, 2006 between Flagstone Reinsurance Limited and Mr. Flitman. Pursuant to the agreement, Mr. Flitman was paid an annual salary of $580,000 for the year ended December 31, 2011. The agreement further provides that Mr. Flitman will receive a housing allowance of up to $120,000 per annum. Mr. Flitman and Flagstone Reassurance Suisse SA have agreed that his annual salary for the year ending December 31, 2012 will be approximately $580,000.

Gary Prestia.  On August 25, 2011, Flagstone Representatives (US), Inc. entered into an employment agreement with Mr. Prestia, pursuant to which he has agreed to serve as its Chief Executive Officer.  This employment agreement took effect on September 1, 2011 and replaced and superseded the prior agreements with the Company dated October 18, 2006 and restated on March 31, 2009, and August 26, 2008 between Flagstone Reinsurance Limited and Mr. Prestia.  Pursuant to the agreement, Mr. Prestia was paid an annual salary of $580,000 for the year ended December 31, 2011. In addition, for the Guaranteed Term (as defined above), Mr. Prestia is entitled to receive minimum compensation (including annual base salary, bonus and the value of stock that vests) in the amount of (i) $1 million per year and (ii) $2.5 million in the aggregate over the two-year period. Mr. Prestia and Flagstone Representatives (US), Inc. have agreed that his annual salary for the year ending December 31, 2012 will be approximately $580,000.

Guy Swayne.  On August 25, 2011, Flagstone Bermuda entered into an employment agreement with Mr. Swayne, pursuant to which he has agreed to serve as Executive Vice President.  This employment agreement took effect on September 1, 2011 and replaced and superseded the prior agreement with the Company dated August 26, 2007 and restated on June 24, 2009. Pursuant to the agreement, Mr. Swayne was paid an annual salary of $580,000 for the year ended December 31, 2011.  In addition, under the agreement, Mr. Swayne is entitled to participate in (i) a contributory pension scheme required by the Bermuda government, with respect to which the contributions will be split evenly between Mr. Swayne and the Company, (ii) a medical insurance scheme approved by the government of Bermuda, the cost of which will be split evenly between Mr. Swayne and the Company and (iii) a pension scheme in accordance with Bermuda statute. The agreement further provides for a mortgage subsidy that will lower the interest rate of the mortgage on Mr. Swayne’s Bermuda residence to three percent per annum (but in no event will such subsidy amount to greater than five times Mr. Swayne’s base salary).  During 2011, Mr. Swayne received a mortgage subsidy of $41,490.  Mr. Swayne and Flagstone Bermuda have agreed that his annual salary for the year ending December 31, 2012 will be approximately $580,000.

PSU Plan

The Compensation Committee determines the size of any plan-based awards granted to our named executive officers.  In 2009, 2010 and 2011, all plan-based awards were granted under the Company’s PSU Plan.

In January 2011, the Compensation Committee awarded PSUs for the 2011-2013 performance period. Under the non-discretionary formula set forth in the PSUs, upon vesting, the executive officers holding PSUs will be entitled to receive a number of common shares of the Company (or the cash equivalent, or a combination of both, in each case at the election of the Compensation Committee) equal to the product of the number of PSUs granted multiplied by a factor. The factor will range between 0.5 and 1.5, depending on the diluted return on equity achieved during the vesting period. The PSUs vest over a period of approximately three years.

To enhance retention, if a participant’s continuous employment terminates prior to the end of the performance period, the Company generally will cancel PSU grants without value at the end of the next performance period.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of securities underlying the Leyton Warrant and the Company’s PSU Plan awards for each named executive officer as of December 31, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable #	Number of Securities Underlying Unexercised Options Unexercisable(1) #	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options #	Option Exercise Price(2) $	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(4) $
David Brown	N/A	630,194	–	14.80	Dec 31, 2013	780,793	6,472,774
Patrick Boisvert	N/A	N/A	N/A	N/A	N/A	237,367	1,967,772
David Flitman	N/A	N/A	N/A	N/A	N/A	319,275	2,646,790
Gary Prestia	N/A	N/A	N/A	N/A	N/A	328,695	2,724,882
Guy Swayne	N/A	N/A	N/A	N/A	N/A	394,296	3,268,714

(1)	The amounts shown in this column represent the interests of Mr. Brown in the Leyton Warrant, based upon his contribution to the capital of Leyton Limited. Such interests will vest on December 1, 2013.

(2)	Strike price at expiration date will be $14.80, adjusted for all dividends paid by the Company from the issuance of the Leyton Warrant to its expiration date.

(3)
The number of common shares shown in this column assumes the performance objectives of the PSU grant were met in full (factor of one). The number of common shares issuable in respect of the PSUs could (i) increase to a factor of 1.5 for the 2009 - 2011 series and the 2011-2013 series, and to a factor of 1.4 for the 2010 - 2012 series or (ii) decrease to a factor of 0.5 for the 2009 - 2011 series and the 2011-2013 series, and to a factor of 0.6 for the 2010 - 2012 series, in each case, depending on diluted return on equity. See “— Long Term Incentive Awards”. As a result of the Company’s performance in 2011, the Company currently expects that all outstanding PSUs will vest at the applicable minimum level, which would result in payment values of: $3,373,997 for Mr. Brown; $1,042,327 for Mr. Boisvert; $1,393,441 for Mr. Flitman; $1,432,487 for Mr. Prestia; and $1,704,407 for Mr. Swayne, in each case, based on the closing price per common share of $8.29 at December 31, 2011.

Set forth in the table below are the vesting dates of all PSU awards that were unvested as of December 31, 2011:

Name	Stock Award Grant Date	Base Number of PSUs That Have Not Vested	Vesting Dates
David Brown	December 8, 2008	273,793	January 1, 2012
	January 1, 2009	175,000	January 1, 2012
	January 1, 2010	166,000	January 1, 2013
	January 1, 2011	166,000	January 1, 2014
Patrick Boisvert	December 8, 2008	44,867	January 1, 2012
	January 1, 2009	50,000	January 1, 2012
	August 20, 2009	12,000	January 1, 2012
	January 1, 2010	58,000	January 1, 2013
	December 10, 2010	12,500	January 1, 2013
	January 1, 2011	60,000	January 1, 2014
David Flitman	December 8, 2008	84,775	January 1, 2012
	January 1, 2009	75,000	January 1, 2012
	January 1, 2010	75,000	January 1, 2013
	December 10, 2010	9,500	January 1, 2013
	January 1, 2011	75,000	January 1, 2014
Gary Prestia	December 8, 2008	94,195	January 1, 2012
	January 1, 2009	75,000	January 1, 2012
	January 1, 2010	75,000	January 1, 2013
	December 10, 2010	9,500	January 1, 2013
	January 1, 2011	75,000	January 1, 2014
Guy Swayne	December 8, 2008	159,796	January 1, 2012
	January 1, 2009	75,000	January 1, 2012
	January 1, 2010	75,000	January 1, 2013
	December 10, 2010	9,500	January 1, 2013
	January 1, 2011	75,000	January 1, 2014

(4)	Based on the closing price per common share of $8.29 at December 31, 2011.

Option Exercises and Stock Vested

The following table sets forth certain information concerning options and restricted stock held by our named executive officers that were exercised or vested in 2011.

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise #	Value Realized on Exercise $	Number of Shares Acquired on Vesting #	Value Realized on Vesting $(1)
David Brown(2)	N/A	N/A	410,689	4,653,106
Patrick Boisvert(3)	N/A	N/A	67,300	762,509
David Flitman	N/A	N/A	127,162	1,440,745
Gary Prestia	N/A	N/A	141,292	1,600,838
Guy Swayne(4)	N/A	N/A	239,694	2,715,733

(1)	Based on the closing price per common share of $11.33 on March 1, 2011, the date on which the awards were settled.

(2)
Mr. Brown acts as the settlor of a trust that is the owner of Leyton Limited (“Leyton”), and Leyton is the record holder of the common shares of the Company received upon settlement of these awards. Mr. Brown disclaims beneficial ownership of these shares.

(3)	The shares received in settlement of these awards are held in trust for the benefit of others, and Mr. Boisvert disclaims beneficial ownership of such shares.

(4)	The shares received in settlement of these awards are held in trust for the benefit of others, and Mr. Swayne disclaims beneficial ownership of such shares.

Potential Payments Upon Termination or Change in Control

The following summarizes potential payments payable to our named executive officers upon termination of their employment or a change in control of the Company under their employment agreements as in effect on December 31, 2011 and our PSU Plan.  As a result of Mr. Prestia’s Guaranteed Term (as defined above), certain payments described below may be inapplicable to Mr. Prestia, in which case no payment amounts will be included for Mr. Prestia.

Employment Agreements

The employment agreement of each of our named executive officers entitles him to a severance payment if the Company (or applicable subsidiary) terminates his employment without cause.

As used in these employment agreements, “cause” means:

●	a material breach by the named executive officer of any contract between such executive officer and the Company (or applicable subsidiary);

●
the willful and continued failure or refusal by such executive officer to perform any duties reasonably required by the Company (or applicable subsidiary), after notification by the Company (or applicable subsidiary) of such failure or refusal, and failing to correct such behavior within 20 days of such notification;

●	commission by the executive officer of a criminal offence or other offence of moral turpitude;

●	perpetration by the executive officer of a dishonest act or common law fraud against the Company (or applicable subsidiary) or a client thereof; or

●
the named executive officer’s willful engagement in misconduct which is materially injurious to the Company (or applicable subsidiary), including without limitation the disclosure of any trade secrets, financial models, or computer software to persons outside the Company (or applicable subsidiary) without the consent of the Company (or applicable subsidiary).

Mr. Brown’s employment agreement provides that, in the event he is terminated without cause not following a change in control of the Company, he generally will be entitled to a lump sum cash payment of the greater of: (i) one year’s annual salary and a bonus calculated by averaging the sum of the three most recent bonuses paid to him and (ii) the cash value determined on a mark-to-market basis per the Company’s books and records for the most recently ended quarter, of the PSUs he lost due to termination, pro-rated for the portion of the performance period served under the PSUs. Under this provision, for a termination as of December 31, 2011, the Company would be obligated to pay $2,640,060 to Mr. Brown, following and subject to Mr. Brown’s compliance with a 730 day non-solicitation period (as described below).

If the Company terminates Mr. Brown’s employment without cause following a change in control of the Company, the Company will be obligated immediately to pay Mr. Brown a lump-sum cash payment equal to one year’s annual salary and a bonus calculated by averaging the sum of three most recent bonuses paid to him. Under this provision, for a termination of employment as of December 31, 2011, the Company would be obligated to pay $1,533,750 to Mr. Brown. In addition to such compensation under his employment agreement, under the PSU Plan, Mr. Brown would also be entitled to compensation with respect to his outstanding, unvested PSUs (assuming vesting at the minimum level (factor of 0.5 for the 2009-2011 series and the 2011-2013 series and a factor of 0.6 for the 2010-2012 series)) approximately equal to $3,007,030.  For additional information, see “—PSU Plan—Vesting Upon a Change in Control”.

Mr. Brown’s severance provisions are slightly more generous than those of the other named executive officers and reflect the high opportunity costs he would bear if the Company decided to change its Chief Executive Officer.

In the case of Messrs. Boisvert, Flitman and Swayne, severance payments include a cash payment equal to six months’ salary and a bonus calculated by averaging the sum of the most recent three bonuses paid to each of them.  Under the employment agreements with Messrs. Boisvert, Flitman and Swayne, for a termination of employment by the Company without cause on December 31, 2011, the Company would be obligated to make the following payments, subject to each applicable named executive officer’s compliance with a 545 day non-solicitation period (as described below):  $452,465 to Mr. Boisvert, $590,000 to Mr. Flitman and $590,000 to Mr. Swayne.  In the event of a change in control (other than a hostile change in control, described below), in addition to the compensation described above payable pursuant to our employment agreements with each of our named executive officers (other than Mr. Brown), under the PSU Plan, each such named executive officer would also be entitled to compensation with respect to his outstanding, unvested PSUs (assuming vesting at the minimum level (factor of 0.5 for the 2009-2011 series and the 2011-2013 series and a factor of 0.6 for the 2010-2012 series)) in approximately the following amounts:  Mr. Boisvert: $900,986; Mr. Flitman: $1,219,770; Mr. Prestia: $1,258,816; and Mr. Swayne: $1,530,732.  For additional information, see “—PSU Plan—Vesting Upon a Change in Control”.

Severance payments for each named executive officer under his employment agreement are in addition to the Company’s (or applicable subsidiary’s) obligation to pay such named executive officer’s salary during the requisite notice period.

Each employment agreement includes a covenant by the named executive officer not to solicit employees of the Company (or applicable subsidiary) during a period following notice of termination, and, except for a termination of Mr. Brown without cause following a change in control of the Company, provides for the severance compensation under the employment agreements to be paid in a lump sum only after the officer shall have complied with such non-solicitation requirement (in the reasonable judgment of the Company (or applicable subsidiary)). In the case of Mr. Brown, that period is 730 days. In the case of the other named executive officers, that period is 545 days. Payment terms with respect to the vesting of PSUs held by the named executive officers are described below.

PSU Plan

All of our named executive officers are entitled to benefits under the PSU Plan.  Except for purposes of vesting upon a hostile change in control, the Company has assumed based on probable performance that outstanding PSUs will vest at the minimum level (factor of 0.5 for the 2009-2011 series and the 2011-2013 series and a factor of 0.6 for the 2010-2012 series) for purposes of the values below.

Vesting Upon Death or Disability

In the event that a PSU holder dies or becomes disabled prior to the end of a performance period, the PSU Plan provides that the PSU holder or his beneficiary will be entitled to a cash payment with respect to the number of PSUs that would have vested had the applicable performance criteria been achieved and the PSU holder had remained employed through the end of the performance period. Such cash payment is based on the market price of a common share on the date that the PSU holder becomes entitled to payment.

In the event that the employment of any of our named executive officers was terminated as a result of death or disability on December 31, 2011, based on the number of PSUs held by each named executive officer on such date and assuming that the closing price per share of common stock on the date the applicable named executive officer becomes entitled to payment is $8.29 (the closing price per common share on December 31, 2011), our named executive officers would be entitled to approximately the following payments:  $3,374,001 to Mr. Brown; $1,042,331 to Mr. Boisvert; $1,393,445 to Mr. Flitman; $1,432,491 to Mr. Prestia; and $1,704,407 to Mr. Swayne.

Vesting Upon Retirement

The PSU Plan provides for the vesting of various amounts of PSUs upon a PSU holder’s retirement depending on the PSU holder’s years of service to the Company and its affiliates and the amount of time that has elapsed since the grant of the PSUs.

The PSU Plan provides for the vesting of outstanding unvested PSUs in the event that the applicable PSU holder retires at age 65 or older or the sum of the PSU holder’s age and years of service to the Company and its affiliates is 65 or greater.  However, none of our named executive officers meet these criteria.

In the event that a PSU holder does not meet the criteria described above at the time of his retirement, at such time the PSU holder will receive a cash payment with respect to any outstanding unvested PSUs as follows:  PSUs that were granted less than 24 months earlier would vest with respect to the value of one-ninth of the common shares that would have vested had the performance criteria been achieved and PSUs that were granted more than 24 months earlier would vest with respect to the value of two-ninths of the common shares that would have vested had the performance criteria been achieved.

In the event that the employment of any of our named executive officers was terminated as a result of retirement on December 31, 2011, based on the number of PSUs held by each named executive officer on such date, the respective grant dates thereof and assuming that the closing price per share of common stock on the date the applicable named executive officer becomes entitled to payment is $8.29 (the closing price per common share on December 31, 2011), our named executive officers would be entitled to approximately the following payments:  Mr. Brown:  $581,583; Mr. Boisvert:  $165,033; Mr. Flitman:  $228,413; and Mr. Swayne:  $297,515.

Vesting Upon a Change in Control

Within 24 months following a change in control, and prior to the end of the performance period, the PSU Plan provides for payment in the event of a termination without “cause”, “constructive termination” or “adverse change in the plan”. As used in the PSU Plan:

●
A “change in control” means any person or group, other than the initial subscribers of the Company, becomes the beneficial owner of 50% or more of the Company’s then outstanding shares, or the business of the Company for which the participant’s services are principally performed is disposed of by the Company pursuant to a sale or other disposition of all or substantially all of the business or business related assets of the Company (including shares of a subsidiary of the Company).

●	“Cause” has the meaning set forth above under “— Employment Agreements”.

●
A participant who terminates employment at his own initiative may, by prior written notice to the Company, declare the termination to be a “constructive termination’’ if it follows (a) a material decrease in his salary or (b) a material diminution in the authority, duties or responsibilities of his position with the result that the participant makes a determination in good faith that he cannot continue to carry out his job in substantially the same manner as it was intended to be carried out immediately before such diminution. The Company has 30 days to cure the circumstances that would constitute a constructive termination.

●
An ‘‘adverse change in the plan’’ principally includes a termination of the plan, an amendment that materially diminishes the value of PSU grants, or a material diminution of the rights of the holder of the PSU.

In these circumstances, if the Compensation Committee shall have determined, prior to the change in control and based on the most recent performance status reports, that the performance objectives for the particular grant were being met at the date of the determination, the participant shall receive the maximum award for those PSUs, which is a number of common shares equal to (i) 1.5 times the number of his PSUs for the 2009 - 2011 series, (ii) 1.4 times the number of his PSUs for the 2010 - 2012 series and (iii) 1.5 times the number of PSUs for the 2011-2013 series. If the Compensation Committee shall have determined that the performance objectives were not being met, the participant shall receive a portion of the maximum award to be determined by the Compensation Committee at its discretion, but not less than the pro-rated portion of the maximum award based on the number of full months which have elapsed since the date of the PSU grant plus half of the difference between that amount and the maximum award. For all PSU awards to date, the sole performance objective has been stated as a target diluted return on equity of the Company.

If the change in control is hostile, immediately upon any termination of the employment of the participant by the Company (including a “constructive termination”) or upon an “adverse change in the plan”, each participant shall be entitled to receive (a) a number of common shares equal to the maximum award for his unvested PSUs, which is a number of common shares equal to 1.5 times the number of his unvested PSUs for the 2009 - 2011 series, 1.4 times the number of his PSUs for the 2010 - 2012 series and 1.5 times the number of his PSUs for the 2011-2013 series or (b) in the discretion of the Company, the cash value of those shares based on the market price per share at the date of termination.

The maximum number of common shares issuable under these provisions for a termination event as of December 31, 2011 would be approximately 1,154,589 shares to Mr. Brown; 349,000 shares to Mr. Boisvert; 470,463 shares to Mr. Flitman; 484,593 shares to Mr. Prestia; and 582,995 shares to Mr. Swayne. Based on the closing price per common share of $8.29 at December 31, 2011, the value of those shares would be $9,571,543; $2,893,210; $3,900,140; $4,017,272 and $4,833,026, respectively.  The 2009-2011 series of PSUs vested on January 1, 2012 at the minimum level (factor of 0.5), and therefore the amounts listed above do not reflect the amounts our named executive officers will actually receive in respect of their PSUs outstanding at December 31, 2011.

Each of these provisions of the PSU Plan provides for payment only upon a change in control and another triggering event, such as a qualifying termination. We believe this “double trigger” requirement maximizes shareholder value because this structure would prevent an unintended windfall to management in the event of a friendly (non-hostile) change in control, while protecting executives during a transaction that may cause them substantial professional uncertainty, so that they can focus on maximizing shareholder value. Under this structure, shareholders would have the ability to sell their common shares since the unvested PSUs would continue to provide incentives for our named executive officers to remain with the Company after the friendly change in control.

If, by contrast, the PSU plan had only a “single trigger”, and a friendly change in control occurred, management’s PSUs would all vest immediately creating a windfall, and the new owner would then likely find it necessary to replace the compensation with fresh unvested compensation in order to retain management. Accordingly, we believe a double trigger is more shareholder-friendly, and thus more appropriate, than a single trigger.

Director Compensation Table

The following table summarizes the fees or other compensation that our directors earned for services as members of the Board or any committee of the Board during 2011.

Name	Fees Earned or Paid in Cash $	Stock Awards(1) $	Total $
Gary Black	39,500	81,000	120,500
Stephen Coley	49,500	83,000	132,500
Thomas Dickson(2)	91,000	41,500	132,500
Stewart Gross(3)	50,500	86,000	136,500
E. Daniel James(4)	56,000	109,000	165,000
Dr. Anthony Knap	73,500	70,000	143,500
Anthony P. Latham	102,500	25,000	127,500
Jan Spiering	69,000	184,000	253,000
Wray T. Thorn	59,000	86,000	145,000
Peter F. Watson	91,500	40,500	132,000

(1)
The amounts shown in this column are based on the dollar amount recognized for financial statement reporting purposes for the 2011 fiscal year in accordance with FASB ASC Topic 718 (Compensation — Stock Compensation). The amounts shown in this column also represent the fair value at time of grant of the Restricted Share Units (“RSUs”) granted to each director during 2011. The aggregate number of RSUs issued to each director during 2011 (all of which remained outstanding as at December 31, 2011 with the exception of the RSUs issued to Mr. Dickson and Mr. Spiering, which were exercised in full prior to such date) was as follows: Mr. Black — 6,428 RSUs; Mr. Coley — 6,587 RSUs; Mr. Dickson — 3,293 RSUs; Mr. Gross — 6,825 RSUs; Mr. James — 8,650 RSUs; Dr. Knap — 5,555 RSUs; Mr. Latham — 1,984 RSUs; Mr. Spiering — 14,603 RSUs; Mr. Thorn — 6,825 RSUs; and Mr. Watson — 3,214 RSUs.

(2)
As noted in “Our Directors”, Thomas Dickson is Chief Executive Officer and Founder of Meetinghouse LLC. The Company authorized the issuance of these RSUs in consideration of Mr. Dickson’s service as a director of the Company. The RSUs were granted in favor of Meetinghouse LLC.

(3)
As noted in “Our Directors”, Stewart Gross is a Managing Director of Lightyear Capital. The Company authorized the issuance of these RSUs in consideration of Mr. Stewart’s service as a director of the Company. The RSUs were granted in favor of Lightyear Capital, LLC. Mr. Gross does not beneficially own these RSUs.

(4)
As noted in “Our Directors”, E. Daniel James is a founding partner and head of North America of Trilantic Capital Partners. As part of his compensation for serving as a director of the Company, Mr. James has received, and it is expected that he will in the future from time to time receive, common shares, RSUs or options to purchase our common shares. Under the terms of Mr. James’ employment with Trilantic Capital Partners, he is required to surrender to Trilantic Capital Partners any compensation (including common shares, RSUs and options) received in his capacity as a director of the Company. Mr. James disclaims beneficial ownership of all RSUs granted to him and all common shares beneficially owned by the Trilantic entities. See ‘‘Security Ownership of Certain Beneficial Owners, Management and Directors’’.

Directors who are not employees of the Company are paid an annual fee of $75,000. The Company pays a minimum of $15,000 of the annual fee in RSUs granted under the RSU Plan. Each RSU will be valued at the market price of the common shares as of January 1 of each fiscal year. Directors receive the remaining portion of the annual fee in cash, or may, at their election, receive RSUs instead of cash for any amount of their annual fee. Some of our directors represent institutions that require them to assign over to the institution any compensation that they receive for serving as directors. The table above includes these amounts.

Each non-employee director receives cash in the amount of $3,500 for each Board or committee meeting attended in person, and $2,000 for each meeting attended by telephone. Each non-employee director receives cash in the amount of $3,000 per year for each committee the director serves upon. In addition, committee chairs (other than the Audit Committee Chair) receive an annual fee of $2,000 for each committee chaired. The Audit Committee Chair receives an annual fee of $100,000. This fee is greater than that received by the other committee chairs due to the substantially greater time and responsibility demands made upon the Audit Committee Chair. In addition, the Chairman receives an annual fee of $25,000.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee comprises five non-executive directors, Messrs. James, Black, Latham, Knap and Thorn, and Mr. Gross serves as Chairman. No member has ever been an officer or employee of the Company or of any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS

Beneficial Ownership of Common Shares by Certain Beneficial Owners

The following table sets forth information as at March 9, 2012 regarding beneficial ownership of common shares and the applicable voting rights attached to such share ownership in accordance with our Articles by each person known by us to beneficially own 5% or more of our outstanding common shares.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Voting Rights
Trilantic entities(1)	10,000,000	14.23%
E. Daniel James(2)	10,000,000	14.23%
Elliott entities(3)	6,312,250	8.98%
Lightyear entities(4)	6,000,000	8.54%
Stewart Gross(5)	6,000,000	8.54%
Neuberger Berman entities(6)	5,657,818	8.05%
Robeco Investment Management, Inc.(7)	5,204,363	7.41%
Donald Smith & Co., Inc.(8)	4,968,011	7.07%
DePrince, Race & Zollo, Inc.(9)	3,725,466	5.30%

Beneficial Ownership of Common Shares by Management

The following table sets forth information as at March 9, 2012 regarding beneficial ownership of common shares and the applicable voting rights attached to such share ownership in accordance with our Articles by:

●	each of our directors;

●	each of our named executive officers; and

●	all of our executive officers and directors as a group.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned	Restricted Share Units	Percentage of Voting Rights
E. Daniel James(2)	10,000,000	56,721	14.30%
Stewart Gross(5)	6,000,000	14,939	8.56%
David A. Brown(10)	730,074	–	1.04%
Guy Swayne(11)	249,694	–	*
David Flitman	127,162	–	*
Jan Spiering	98,975	3,329	*
Thomas Dickson	69,305	1,501	*
Patrick Boisvert(12)	70,800	–	*
Stephen Coley	–	50,193	*
Gary Prestia(13)	41,792	–	*
Gary Black	–	48,185	*
Dr. Anthony Knap(14)	1,300	44,256	*
Peter F. Watson	–	19,151	*
Wray T. Thorn	–	12,011	*
Anthony P. Latham	–	8,853	*
All directors and executive officers as a group (18 persons) (see notes (2), (5) and (10) through (14)	17,469,461	259,139	25.23%

*	Represents less than 1% of the outstanding common shares.

(1)	The common shares are owned by Trilantic Capital Partners and its affiliates. The address of the Trilantic entities is 399 Park Avenue, New York, NY 10022.

(2)
Represents shares held by Trilantic entities as described in note 1. Mr. James is a founding partner and head of North America of Trilantic Capital Partners, and he disclaims beneficial ownership of all common shares owned by the Trilantic entities.

(3)	The common shares are owned by Elliott Associates, L.P. and its affiliates. The address of the Elliott entities is 712 Fifth Avenue, 36th Floor, New York, NY 10019
(4)
Of the common shares beneficially owned by the Lightyear entities, 5,982,000 are held by Lightyear Fund II (Cayman), L.P., and 18,000 are held by Lightyear Co-Invest Partnership II (Cayman), L.P. As the sole general partner of each of Lightyear Fund II (Cayman), L.P. and Lightyear Co-Invest Partnership II (Cayman), L.P., Lightyear Fund II (Cayman) GP, L.P. may be deemed to have voting and/or investment power over such securities. As the sole general partner of Lightyear Fund II (Cayman) GP, L.P., Lightyear Fund II (Cayman) GP, Ltd. may also be deemed to have voting and/or investment power over such securities. As the sole Class A shareholder of Lightyear Fund II (Cayman) GP, Ltd., Marron & Associates, LLC (‘‘Marron & Associates’’) may also be deemed to have voting and/or investment power over such securities, although the Class A shareholder holds only a 7.69% vote with respect to the voting power over such securities. As the sole member of Marron & Associates, Chestnut Venture Holdings, LLC may also be deemed to have voting and/or investment power over such securities. As the managing member of Chestnut Venture Holdings, LLC, Donald B. Marron may also be deemed to have voting and/ or investment power over such securities. Each of Lightyear Fund II (Cayman) GP, L.P., Lightyear Fund II (Cayman) GP, Ltd., Marron & Associates, Chestnut Venture Holdings, LLC, and Donald B. Marron disclaims beneficial ownership of the common shares held by Lightyear Fund II (Cayman), L.P. and Lightyear Co-Invest Partnership II (Cayman), L.P., except to the extent of its or his pecuniary interest in such common shares. The address of the Lightyear entities and Donald B. Marron is 9 West 57th Street, 31st Floor, New York, New York 10019.

(5)
Represents the shares owned by certain Lightyear entities as described in note 5. Mr. Gross is a Managing Director and member of the Investment Committee of Lightyear Capital, and he disclaims beneficial ownerships of the shares owned by the Lightyear entities.

(6)
On May 4, 2009, Neuberger Berman Group LLC (“NBG”) acquired 4,705,737 common shares previously owned by Lehman Brothers Co-Investment Partners L.P. and Lehman Brothers Co-Investment Associates L.P. Pursuant to investment management agreements, NB Alternatives advisers LLC (“NB Alternatives”) maintains investment and voting power with respect to the securities held by NB Co-Investment Partners L.P. (“NB Partners”) and certain affiliated investment funds. NB Co-Investment Associates L.P. (“NB Associates”) is the general partner of NB Partners and may be deemed to have beneficial ownership of the securities held by NB Partners. NBG controls each of NB Alternatives and NB Associates, and each of them may be deemed to beneficially own such securities. The address of the Neuberger Berman entities is 605 Third Avenue, New York, New York 10158.

(7)	The common shares are owned by Robeco Investment Management, Inc. The address of Robeco Investment Management, Inc. is 909 Third Avenue, New York, NY 10022
(8)	The common shares are owned by Donald Smith & Co., Inc. The address of Donald Smith & Co., Inc. is 152 West 57th Street, New York, NY 10019.
(9)	The common shares are owned by DePrince, Race & Zollo, Inc. The address of DePrince, Race & Zollo, Inc. is 250 Park Avenue South, Suite 250, Winter Park, Florida 32789.
(10)
Mr. Brown acts as the settlor of a trust that is the owner of Leyton Limited (“Leyton”), and Leyton is the record holder of 718,874 common shares of the Company, 80,000 of which were purchased through the Directed Share Program in connection with the initial public offering of common shares of the Company (the “IPO”), 2,435 of which were paid to Leyton from Haverford on November 12, 2008 as a dividend in specie, and 225,750 of which were paid to Leyton from Haverford on June 28, 2010 pursuant to a transaction. Mr. Brown disclaims beneficial ownership of the shares held by Leyton Limited. 11,200 of these shares are owned directly by Mr. Brown.

(11)
Represents 239,694 shares held in trust for the benefit of others, and 10,000 shares owned by Mr. Swayne’s wife. Mr. Swayne disclaims beneficial ownership of the shares held in trust and the shares owned by his wife.

(12)	Represents 67,300 shares held in trust for the benefit of others, and he disclaims beneficial ownership of those shares. 3,500 shares are owned directly by Mr. Boisvert.
(13)	Represents 41,292 shares owned directly by Mr. Prestia. 500 shares are owned by Donna Prestia, Mr. Prestia’s wife, and he disclaims beneficial ownership of those shares.
(14)	Represents shares purchased through the Directed Share Program in connection with the IPO by Philippa Knap, Dr. Knap’s wife, and he disclaims beneficial ownership of shares held by his wife.

CORPORATE GOVERNANCE

The Board of Directors and its Committees

Our Articles provide for a Board of Directors of no fewer than ten and no more than twelve directors. The Board of Directors currently consists of eleven directors. The Board of Directors met a total of 16 times in fiscal 2011 and all incumbent directors attended at least 80% of such meetings and of meetings held by the committees of the Board of Directors of which they were members. The Company expects directors to attend the Annual General Meeting and all of the Company’s then-directors attended the 2011 annual general meeting.

Our Board of Directors is divided into three classes: three Class A directors whose current term will expire at the Annual General Meeting, four Class C directors whose current term will expire at the 2013 annual general meeting of our shareholders, and four Class B directors whose current term will expire at the 2014 annual general meeting of our shareholders. Directors hold office until the next annual general meeting at which the term of that class of directors expires or until they resign or are removed from office in accordance with the Articles of Incorporation (Statuts).

Our Board of Directors has established corporate governance measures in compliance with the requirements of the SEC and the NYSE as well as with applicable provisions of Luxembourg law. These include a set of Corporate Governance Guidelines, Independence Guidelines, and charters for each of the Audit Committee, Compensation Committee and Governance Committee and the Code of Conduct for directors, officers and employees. Our Board of Directors has also adopted a Code of Business Practices for the Company’s principal executive, financial and accounting officers. These documents have been published on the Financial & Investor Information section of the Company’s website, www.flagstonere.com, and will be provided upon written request to the Company’s Corporate Secretary at its registered office address, 65, Avenue de la Gare, 9th Floor, L-1611 Luxembourg, Grand Duchy of Luxembourg.

Our Board of Directors has reviewed the materiality of any relationship that each of the eleven directors of the Company has with the Company either directly or indirectly through another organization. The criteria applied included the director independence requirements set forth in the Company’s Independence Guidelines, the independence requirements of the NYSE with respect to the Company’s Audit Committee, and the audit committee independence rules of the SEC. In conducting this review of the directors’ independence, the Board of Directors considered any managerial, familial, professional, commercial or affiliated relationship between a director and the Company or another director. In particular, the Board of Directors considered the following arrangements of certain directors before determining that each is independent under the NYSE independence requirements and the Company’s Independence Guidelines:

●
Mr. Black, a director of the Company since June 2006, formerly served as Chief Claims Executive and Senior Vice President of One Beacon Insurance Company, a part of the White Mountains Insurance Group.

●	Mr. Coley, a director of the Company since January 2006, is Director Emeritus of McKinsey & Company, a group which previously owned 2.8% of the common stock of the Company.

●
Mr. Thomas Dickson, a director of the Company since December 2005, controls the investment manager of HCP, which previously owned approximately 2.9% of the common stock of the Company. In addition, Mr. Dickson is the Chief Executive Officer of Meetinghouse LLC, which was hired by the Company for various services in connection with its private placement in December 2005, including consulting services.

●	Mr. Gross, a director of the Company since January 2006, is the Managing Director of Lightyear Capital LLC, a group which accounts for approximately 8.54% of the common stock of the Company.

●
Mr. E. Daniel James, a director of the Company since December 2005, is a founding partner and head of North America of Trilantic Capital Partners, which owns 14.23% of the common stock of the Company. Mr. James was also a Managing Director of Lehman Brothers Merchant Banking (“LBMB”) which the Company hired for various investment banking services.

●
Dr. Anthony Knap, Ph.D., a director of the Company since December 2005, is the President and Director and Senior Research Scientist of the Bermuda Institute of Ocean Sciences. The Company has regularly made charitable contributions to Bermuda Institute of Ocean Sciences, a tax-exempt organization.

●
Mr. Anthony P. Latham, a director of the Company since November 2008, is a former member of the Group Executive of RSA Group plc, an international insurance group (“RSA”), where he held a variety of senior executive roles ending December 31, 2007. Mr. Latham is also a director of Ecclesiastical Insurance Group plc and Ecclesiastical Insurance Office plc (together, “Ecclesiastical Insurance”) and chairman of Torus Insurance (U.K.) Limited (“Torus”). For several years, the Company has provided reinsurance support for RSA’s programs and supported the reinsurance program of Ecclesiastical Insurance and Torus.

●
Mr. Spiering, a director of the Company since December 2005, served as the Chairman and Managing Partner of Ernst & Young Bermuda until 2002. The Company has engaged Ernst & Young Bermuda as a consultant and uses Ernst & Young for other projects for the Company.

●
Mr. Thorn, a director of the Company since October 2006, served as a Senior Managing Director at Marathon Asset Management, LLC (“Marathon”) from 2005 until December 31, 2011. Affiliated entities of Marathon previously owned 6% of the common stock of the Company. The Company made investments in a fund managed by Marathon in 2010. Prior to the fiscal year end December 31, 2011, 39,000 RSUs were granted in favor of affiliated entities of Marathon; Mr. Thorn has never beneficially owned such RSUs.

●	Mr. Watson, a director of the Company since September 2007, served as a consultant to and Chief Executive Officer of the Attorney’s Liability Assurance Society (Bermuda) Ltd. until 2008.

Based on this review, the Board of Directors has determined that Messrs. Black, Coley, Dickson, Gross, James, Knap, Latham, Spiering, Thorn and Watson are independent directors. Therefore, the Board of Directors has concluded that the Audit Committee, Compensation Committee and Governance Committee consist only of independent directors, and the Board of Directors consists of a majority of independent directors.

Board of Directors’ Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

While the Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management, various committees of the Board also have responsibility for risk management.  In particular, the Audit Committee supervises and oversees the review of the financial reporting process and internal audit functions that are designed to provide management and the Audit Committee with assessments of the Company’s risk management processes and internal control systems.  The Underwriting Committee oversees the Company’s underwriting risk management exposure and the Finance Committee oversees the Company’s investment risk management.  In setting compensation, the Compensation Committee strives to implement a compensation structure that rewards performance and discourages risk taking that is inconsistent with the Company’s business strategy.

Leadership Structure

The Chairman of the Board is selected by the Board of Directors from among its members. The Board of Directors has no established policy with respect to combining or separating the offices of Chairman and CEO. This decision is made depending on what is in the Company’s best interests at any given point in time. The Company currently divides the roles of Chairman of the Board of Directors and CEO. E. Daniel James serves as the Chairman while David Brown serves as CEO as well as a director. We believe the separation of the roles of Chairman and CEO enhances the effectiveness of the Chairman and CEO in their separate roles at the present time.

Committees of the Board of Directors

As of December 31, 2011, the standing committees of the Board of Directors and their members are:

Audit Committee	Compensation Committee	Governance Committee	Finance Committee	Underwriting Committee
Jan Spiering*	Stewart Gross*	Stephen Coley*	Wray T. Thorn*	Thomas Dickson*
Stephen Coley	E. Daniel James	Stewart Gross	Stewart Gross	Gary Black
Thomas Dickson	Gary Black	E. Daniel James	E. Daniel James	David Brown
Dr. Anthony Knap	Anthony P. Latham	Jan Spiering	Jan Spiering	Dr. Anthony Knap
Anthony P. Latham	Dr. Anthony Knap	Wray T. Thorn	David Brown	Anthony P. Latham
Peter F. Watson	Wray T. Thorn			Peter F. Watson

*	Chairman

Audit Committee

The Audit Committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. Among its functions, the Audit Committee:

●
reviews and discusses the audited financial statements with management, reviews the audit plans and findings of the Independent Registered Public Accounting Firm, reviews the audit plans and findings of our internal audit and risk review staff, reviews the results of regulatory examinations and tracks management’s corrective actions plans where necessary;

●	reviews our accounting policies and controls, compliance programs, and significant tax and legal matters;

●	is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Registered Public Accounting Firm;

●	receives and considers reports from internal auditors on risk assessment, work completed against annual audit plan and other areas proposed by the committee;

●	reviews our risk assessment and management processes; and

●	performs other tasks in accordance with the terms of its charter.

The Audit Committee met a total of eight times during fiscal 2011. Mr. Spiering, who is an independent director, is the Chairman of the Audit Committee, and the Board of Directors has designated him as an “audit committee financial expert” as that term is defined in Item 401(k) of Regulation S-K under the Securities Act of 1933, as amended.  As described above, all members of the Audit Committee are independent.

Compensation Committee

The Compensation Committee oversees our compensation and benefit plans, including administration of annual bonus awards and long-term incentive plans and reports their findings and opinions to the Board of Directors. The Compensation Committee also approves the final determination of compensation for the Named Executive Officers, acting on the recommendation of our Chief Executive Officer, Mr. Brown. Mr. Brown does not play a role in determining his bonus. Instead, the Compensation Committee sets his bonus independently. The Compensation Committee met three times during fiscal 2011.

Governance Committee

The Governance Committee of the Board (the “Governance Committee”) has responsibility for identifying individuals qualified to become members of the Board of Directors consistent with the criteria approved by the Board of Directors, recommending director nominees to the Board of Directors, recommending Corporate Governance Guidelines to the Board of Directors and overseeing an evaluation of the Board of Directors and management.  The Governance Committee believes that shareholders are already well-represented on the Board of Directors and therefore has not adopted a specific policy with regard to the consideration of director candidates recommended by shareholders. The Governance Committee met three times during fiscal 2011.

The Board of Directors has accorded to the Governance Committee the responsibility to consider the effectiveness and composition of the Board of Directors, to nominate candidates for election by our shareholders, and to fill vacancies on the Board of Directors that emerge from time to time. The Governance Committee will consider potential nominees to the Board of Directors recommended for election by shareholders. Any such recommendation must be sent to the Corporate Secretary of the Company not less than 120 days prior to the scheduled date of the Annual General Meeting and must set forth for each nominee:

(i)	the name, age, business address and residence address of the nominee;

(ii)	the principal occupation or employment of the nominee;

(iii)	the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee; and

(iv)
any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder.

The written notice must also include the following information with regard to the shareholders giving the notice:

(i)	the name and record address of such shareholders;

(ii)	the number of common shares of the Company which are owned beneficially or of record by such shareholders;

(iii)
a description of all arrangements or understandings between such shareholders and each proposed nominee and any other person (including his or her name and address) pursuant to which the nomination(s) are to be made by such shareholders;

(iv)	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

(v)
any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other required filing. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

The Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Assuming that the shareholder suggesting a nomination follows the procedure outlined above, the Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board of Directors or by other persons. In considering whether to recommend any candidate for inclusion in the Board of Director’s slate of recommended director nominees, including candidates recommended by shareholders, the Governance Committee would expect to apply the same criteria which it applies to its own nominations. These criteria typically include the candidate’s integrity, business acumen, leadership qualities, experience in the reinsurance, insurance and risk-bearing industries and other industries in which the Company may participate, independence, judgment, mindset, vision, record of accomplishment, ability to work with others and potential conflicts of interest. The Governance Committee does not assign specific weight to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Our Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Accordingly, the Governance Committee will consider the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors and any other factors it deems appropriate, including, among other things, diversity.  The Governance Committee views diversity broadly encompassing differing viewpoints, professional experience, industry background, education, geographical orientation, professional interests and particular skill sets, as well as race, gender, and ethnicity.

Underwriting Committee

The Underwriting Committee of the Board (the “Underwriting Committee”) oversees the Company’s underwriting policies and approves any exceptions thereto. Among its functions, the Underwriting Committee:

●	reviews aggregate underwritten exposures;

●
reviews performance targets, including loss ratio targets, combined ratio targets, return on equity targets or other measurement devices employed by the Company to monitor its underwriting performance;

●	reviews projected potential aggregate losses in excess of amounts the Committee shall determine and revise from time to time; and

●	advises the Audit Committee and Board of Directors regarding loss reserves.

The Underwriting Committee met a total of three times during fiscal 2011.

Finance Committee

Among its functions, the Finance Committee of the Board (the “Finance Committee”):

●	reviews matters relating to liabilities, hedging practices, and other aspects of the Company’s financial affairs beyond asset management;

●	formulates the Company’s investment policy; and

●	oversees all of the Company’s significant investing activities.

The Finance Committee met a total of eight times during fiscal 2011.

AUDIT COMMITTEE REPORT

The Audit Committee met a total of eight times during fiscal 2011 and discussed amongst other things the Company’s quarterly results. The Audit Committee also discussed with Deloitte & Touche Ltd. (Bermuda) and Deloitte Audit, Société à responsabilité limitée (Luxembourg) the overall scope and plans for their audits and the results of such audits. At the end of each meeting the auditor was given the opportunity to meet with the Audit Committee members without the presence of management. The Audit Committee conducted an annual self-assessment on November 17, 2011, in accordance with the terms of its charter.

The Audit Committee has reviewed and discussed the Company’s system of internal controls over financial reporting. The Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K for such fiscal year. The recommendation was based on the Audit Committee’s (i) review of the audited financial statements, (ii) its discussion with management regarding the audited financial statements, (iii) its receipt of written disclosures and the letter from Deloitte & Touche Ltd. (Bermuda) required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche Ltd. (Bermuda)’s communications with the Audit Committee concerning independence, (iv) its discussions with Deloitte & Touche Ltd. (Bermuda) regarding its independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61, Deloitte & Touche Ltd. (Bermuda)’s communications with respect to their audit and (v) other matters the Audit Committee deemed relevant and appropriate.

Audit Committee

Jan Spiering, Chairman
Stephen Coley
Thomas Dickson
Dr. Anthony Knap
Anthony P. Latham
Peter F. Watson

SIGNIFICANT BOARD PRACTICES

Executive Session

At the majority of physical meetings of the Board of Directors, there is an executive session during which Mr. Brown, our Chief Executive Officer, is excused. In 2011, there were four such sessions. The non-management members of the Board of Directors are at liberty to raise such issues as they deem necessary. The executive session is chaired by Mr. E. Daniel James.

Advance Materials

Information and related materials necessary to provide the directors with an understanding of the topics to be discussed at the Board and committee meetings are, where practicable, circulated in advance of each meeting. The directors are given sufficient time to allow careful review of the Board materials.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% shareholders to file reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC.

Based solely on a review of such reports furnished to the Company, the Company believes that, with respect to fiscal year 2011, all such filing requirements were met, except (a) Frédéric Traimond was late filing one Form 4 with respect to one transaction, (b) Brent Slade was late filing one Form 4 with respect to two transactions, (c) David Flitman was late filing one Form 4 with respect to one transaction, (d) Venkateswara Rao Mandava was late filing one Form 4 with respect to two transactions, and (e) Jan Spiering was late filing one Form 4 with respect to one transaction.

SHAREHOLDER PROPOSALS

General

Proposals for Inclusion in the Proxy Statement. Shareholder Proposals for the 2013 annual general meeting of shareholders must be received in writing by the Corporate Secretary of the Company no later than November 27, 2012, and must comply with the requirements of the SEC in order to be considered for inclusion in our Proxy Statement and proxy card relating to the 2013 annual general meeting. Such proposals should be directed to the attention of the Corporate Secretary, Flagstone Reinsurance Holding, S.A., 65, Avenue de la Gare, 9th Floor, L-1611 Luxembourg, Grand Duchy of Luxembourg.

Proposals not Included in the Proxy Statement.  Under Luxembourg law, any shareholders holding in the aggregate not less than ten percent (10%) of the issued and outstanding paid up share capital of the Company may present proper proposals for inclusion in the agenda of the 2012 annual general meeting up until five days before that meeting. Such proposals should be directed to the attention of the Corporate Secretary, Flagstone Reinsurance Holding, S.A., 65, Avenue de la Gare, 9th Floor, L-1611 Luxembourg, Grand Duchy of Luxembourg.

If a shareholder proposal is not submitted to the Corporate Secretary in a timely manner or is otherwise introduced at the 2013 annual general meeting of shareholders without any discussion of the proposal in our Proxy Statement, and the shareholder does not notify us on or before February 10, 2013 as required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the annual general meeting, then proxies received by us for the 2013 annual general meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the address specified in the paragraph above.

Shareholder Nominees for Director Election at the 2013 annual general meeting

Any shareholders holding in the aggregate not less than ten percent (10%) of the issued and outstanding paid up share capital of the Company may deliver a written notice of nomination to the registered office of the Company, no later than five days after notice or public disclosure of the date of such annual general meeting is given or made available to the shareholders.

ADDITIONAL INFORMATION

The Company’s audited consolidated financial statements for the fiscal year ended December 31, 2011 included in the 2011 Annual Report, and the Luxembourg Statutory Accounts will be presented at the Annual General Meeting. The Consolidated Management Report of the Board of Directors, the Authorized Statutory Auditor’s Report and the Luxembourg Statutory Accounts will be available for inspection at the Company’s registered office at least 15 days prior to the Annual General Meeting and at the Annual General Meeting.

As of the date of this Proxy Statement we have no knowledge of any business, other than described herein and customary procedural matters, which will be presented for consideration at the Annual General Meeting. In the event that any other business is properly presented at the Annual General Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote in accordance with their judgment on such business.

Shareholder Communications with the Board of Directors

Shareholders or any interested party desiring to contact the Board of Directors, any committee of the Board of Directors or the non-management directors as a group, should address such communication to Corporate Secretary, Flagstone Reinsurance Holdings, S.A., 65, Avenue de la Gare, 9th Floor, L-1611 Luxembourg, Grand Duchy of Luxembourg, with a request to forward the communication to the intended recipient.

Corporate Documentation

The Company will furnish, without charge, to any shareholder a copy of all documents that it files with the SEC as well as the charter of any of the Company’s committee of the Board of Directors. All such documents are available at www.flagstonere.com or may be obtained upon written request to the Corporate Secretary, Flagstone Reinsurance Holdings, S.A., 65, Avenue de la Gare, 9th Floor, L-1611 Luxembourg, Grand Duchy of Luxembourg.

Inspector of Election

The Bank of New York, whose principal executive office is located at 1 Wall Street, New York, NY 10004, has been appointed as Inspector of Election for the Annual General Meeting. Representatives of The Bank of New York will attend the Annual General Meeting to receive votes and ballots, supervise the counting and tabulating of all votes and determine the results of the vote.

HOUSEHOLDING

In order to reduce printing costs, mailing costs and fees, the Company adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if you are a beneficial owner holding your shares in street name and if you share an address with another shareholder, you may receive a single copy of the notice of Internet availability of proxy materials and, if applicable, the Proxy Materials, unless you have provided contrary instructions. This procedure reduces the Company’s printing costs, mailing costs and fees. If you wish to receive a separate copy of the notice of Internet availability of proxy materials and, if applicable, this Proxy Statement and the 2011 Annual Report now, please request the additional copy by contacting Broadridge, either by calling at 1-800-579-1639, by sending an e-mail at sendmaterial@proxyvote.com or on the Internet at www.proxyvote.com. A separate set of Proxy Materials will be sent promptly following receipt of your request.

All shareholders also may write to us at the address below to request a separate copy of these materials:

Flagstone Reinsurance Holdings, S.A.
Attn: Company Secretary
65, Avenue de la Gare, 9th Floor
L-1611 Luxembourg
Grand Duchy of Luxembourg

Exhibit A

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS
As at December 31, 2011 and 2010
(Expressed in thousands of U.S. dollars, except share data)

	As at December 31,
	2011	2010
ASSETS
Investments:
Fixed maturity investments, at fair value (Amortized cost: 2011 - $1,135,755; 2010 - $1,409,353)	$1,138,435	$1,449,121
Short term investments, at fair value (Amortized cost: 2011 - $10,620; 2010 - $13,254)	10,616	13,251
Equity investments, at fair value (Cost: 2011 - $245; 2010 - $7,931)	82	283
Other investments	125,452	119,764
Total investments	1,274,585	1,582,419
Cash and cash equivalents	249,424	223,033
Restricted cash	17,538	19,326
Premium balances receivable	236,375	235,676
Unearned premiums ceded	30,550	45,927
Reinsurance recoverable	271,183	22,102
Accrued interest receivable	12,950	15,481
Receivable for investments sold	18	1,581
Deferred acquisition costs	38,155	39,924
Funds withheld	25,116	25,935
Goodwill	-	3,108
Other assets	160,950	173,332
Assets held for sale including discontinued operations	461,652	382,433
Total assets	$2,778,496	$2,770,277

LIABILITIES
Loss and loss adjustment expense reserves	$897,368	$583,267
Unearned premiums	215,316	246,256
Insurance and reinsurance balances payable	75,433	63,008
Payable for investments purchased	6,255	2,924
Long term debt	250,575	251,122
Other liabilities	54,059	73,282
Liabilities of discontinued operations held for sale	472,957	353,823
Total liabilities	1,971,963	1,573,682

EQUITY
Common voting shares, 300,000,000 authorized, $0.01 par value, issued (2011 - 84,464,259; 2010 - 84,474,758) and outstanding (2011 - 70,167,142; 2010 - 68,585,588)	845	845
Common shares held in treasury, at cost (2011 - 14,297,117; 2010 - 15,889,170)	(160,448)	(178,718)
Additional paid-in capital	872,819	904,235
Accumulated other comprehensive loss	(12,584)	(6,178)
Retained earnings	88,416	414,549
Total Flagstone shareholders’ equity	789,048	1,134,733
Noncontrolling interest in subsidiaries	17,485	61,862
Total equity	806,533	1,196,595
Total liabilities and equity	$2,778,496	$2,770,277

The accompanying notes to the consolidated financial statements are an integral part of the consolidated financial statements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME
For the Years Ended December 31, 2011 and 2010
(Expressed in thousands of U.S. dollars, except share and per share data)

	For the years ended December 31,
	2011	2010

REVENUES
Gross premiums written	$789,697	$819,534
Premiums ceded	(231,265)	(150,805)
Net premiums written	558,432	668,729
Change in net unearned premiums	13,046	(11,626)
Net premiums earned	571,478	657,103
Net investment income	34,312	30,617
Net realized and unrealized (losses) gains - investments	(20,770)	42,887
Net realized and unrealized gains - other	2,494	14,441
Other income	5,434	7,944
Total revenues	592,948	752,992

EXPENSES
Loss and loss adjustment expenses	676,535	409,847
Acquisition costs	115,325	112,014
General and administrative expenses	85,817	134,496
Interest expense	11,668	10,352
Net foreign exchange losses (gains)	4,481	(902)
Total expenses	893,826	665,807
(Loss) income from continuing operations before income taxes and interest in earnings of equity investments	(300,878)	87,185
Recovery (provision) for income tax	51	(2,102)
Interest in earnings of equity investments	(922)	(1,240)
(Loss) income from continuing operations	(301,749)	83,843
(Loss) income from discontinued operations, net of taxes	(21,662)	4,571
Net (loss) income	(323,411)	88,414
Less: (Income) loss attributable to noncontrolling interest	(2,722)	8,670
NET (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(326,133)	$97,084

Net (loss) income	$(323,411)	$88,414
Change in currency translation adjustment	(6,842)	607
Change in defined benefit pension plan obligation	436	191
Comprehensive (loss) income	(329,817)	89,212
Less: Comprehensive (income) loss attributable to noncontrolling interest	(2,722)	8,670
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(332,539)	$97,882

Weighted average common shares outstanding—Basic	70,129,756	78,656,688
Weighted average common shares outstanding—Diluted	70,129,756	78,880,590
(Loss) income from continuing operations per common share—Basic	$(4.34)	$1.17
(Loss) income from discontinued operations per common share—Basic	$(0.31)	$0.06
Net (loss) income attributable to Flagstone per common share—Basic	$(4.65)	$1.23
(Loss) income from continuing operations per common share—Diluted	$(4.34)	$1.17
(Loss) income from discontinued operations per common share—Diluted	$(0.31)	$0.06
Net (loss) income attributable to Flagstone per common share—Diluted	$(4.65)	$1.23
Distributions declared per common share	$0.16	$0.16

The accompanying notes to the consolidated financial statements are an integral part of the consolidated financial statements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended December 31, 2011
(Expressed in thousands of U.S. dollars)

		Flagstone Shareholders’ Equity
For the year ended December 31, 2011	Total equity	Retained earnings	Accumulated other comprehensive loss	Common voting shares	Treasury shares	Additional paid-in capital	Noncontrolling interest in subsidiaries
Beginning balance	$1,196,595	$414,549	$(6,178)	$845	$(178,718)	$904,235	$61,862
Repurchase of preferred shares	(46,488)						(46,488)
Net loss	(323,411)	(326,133)					2,722
Change in currency translation adjustment	(6,842)		(6,842)
Defined benefit pension plan obligation	436		436
Stock based compensation	1,131					1,131
Stock compensation exercised from treasury	-				18,270	(18,270)
Subsidiary stock repurchase	(1,529)					(918)	(611)
Distributions declared per common share (1)	(11,208)					(11,208)
Other	(2,151)					(2,151)
Ending balance	$806,533	$88,416	$(12,584)	$845	$(160,448)	$872,819	$17,485

(1)Distributions declared per common share are in the form of a non-dividend return of capital. Prior to the Company’s Redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

The accompanying notes to the consolidated financial statements are an integral part of the consolidated financial statements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended December 31, 2010
(Expressed in thousands of U.S. dollars)

		Flagstone Shareholders’ Equity
For the year ended December 31, 2010	Total equity	Retained earnings	Accumulated other comprehensive loss	Common voting shares	Treasury shares	Additional paid-in capital	Noncontrolling interest in subsidiaries
Beginning balance	$1,365,814	$324,347	$(6,976)	$850	$(19,750)	$912,547	$154,796
Repurchase of preferred shares	(79,529)						(79,529)
Net loss	88,414	97,084					(8,670)
Change in currency translation adjustment	607		607
Defined benefit pension plan obligation	191		191
Stock based compensation	18,130					18,130
Subsidiary stock based compensation	(274)						(274)
Purchase of noncontrolling interest	(750)					(411)	(339)
Warrant repurchase	(14,200)					(14,200)
Shares repurchased and cancelled	(5,375)			(5)		(5,370)
Shares repurchased and held in treasury	(158,968)				(158,968)
Distributions declared per common share	(17,465)	(6,882)				(6,461)	(4,122)
Ending balance	$1,196,595	$414,549	$(6,178)	$845	$(178,718)	$904,235	$61,862

The accompanying notes to the consolidated financial statements are an integral part of the consolidated financial statements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2011 and 2010
(Expressed in thousands of U.S. dollars)

	For the years ended December 31,
	2011	2010
Cash flows provided by (used in) operating activities:
Net (loss) income	$(323,411)	$88,414
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized and unrealized losses (gains)	16,989	(58,210)
Net unrealized foreign exchange gains	(5,428)	(2,060)
Depreciation and amortization expense	5,701	7,400
Share based compensation expense	1,131	17,345
Interest in earnings of equity investments	922	1,240
Accretion/amortization on fixed maturity investments	2,611	5,290
Asset impairment charge	3,108	15,883
Changes in assets and liabilities, excluding net assets acquired:
Premium balances receivable	(19,651)	(35,907)
Unearned premiums ceded	11,240	(16,170)
Reinsurance recoverable	(261,131)	(9,666)
Deferred acquisition costs	518	(11,352)
Funds withheld	812	(3,982)
Loss and loss adjustment expense reserves	415,952	241,253
Unearned premiums	(18,440)	48,365
Insurance and reinsurance balances payable	21,399	18,472
Other changes in assets and liabilities, net	7,519	(13,781)
Net cash provided by operating activities	(140,159)	292,534

Cash flows (used in) provided by investing activities:
Net cash paid in acquisition/disposal of subsidiaries	1,948	(750)
Purchases of fixed maturity investments	(1,105,651)	(3,000,458)
Sales and maturities of fixed maturity investments	1,342,248	2,998,971
Purchases of other investments	(25,229)	(76,906)
Sales and maturities of other investments	1,032	39,032
Purchases of fixed assets	(12,244)	(31,480)
Sales of fixed asset	813	3,477
Change in restricted cash	(4,432)	42,503
Net cash provided by (used in) investing activities	198,485	(25,611)

Cash flows (used in) provided by financing activities:
Shares repurchased and cancelled	-	(5,375)
Shares repurchased and held in treasury	-	(158,968)
Warrant repurchased	-	(14,200)
Contribution (distribution) of noncontrolling interest	(46,488)	-
Repurchase of noncontrolling interest	-	(79,529)
Distributions paid on common shares (1)	(11,206)	(12,571)
Other	(1,888)	852
Net cash used in financing activities	(59,582)	(269,791)

Effect of foreign exchange rate on cash	(3,231)	(3,612)

Decrease in cash and cash equivalents	(4,487)	(6,480)
Decrease (increase) in cash and cash equivalents from discontinued operations	30,878	(45,926)
Cash and cash equivalents - beginning of year	223,033	275,439
Cash and cash equivalents - end of year	$249,424	$223,033

Supplemental cash flow information:
Receivable for investments sold	$18	$1,581
Payable for investments purchased	$6,255	$2,924
Interest paid	$9,366	$9,327

(1)Distributions paid per common share are in the form of a non-dividend return of capital. Prior to the Company’s Redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

The accompanying notes to the consolidated financial statements are an integral part of the consolidated financial statements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

1.    ORGANIZATION

Flagstone Reinsurance Holdings, S.A (“Flagstone” or the “Company”) is a holding company incorporated as a société anonyme under the laws of Luxembourg. On May 14, 2010, the Company’s shareholders approved the redomestication to change the Company’s jurisdiction of incorporation from Bermuda to Luxembourg and the Company thereby discontinued its existence as a Bermuda company as provided in Section 132G of The Companies Act 1981 of Bermuda and continued its existence as a société anonyme under the laws of Luxembourg effective May 17, 2010 (the “Redomestication”). As a result of the Redomestication, the Company changed its name from Flagstone Reinsurance Holdings Limited to Flagstone Reinsurance Holdings, S.A. The Company was originally incorporated on October 4, 2005 under the laws of Bermuda.

The Ministry of Justice of Luxembourg has granted the Company permission to file Consolidated financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) with a reconciliation of (i) U.S. GAAP Comprehensive Income for the year ended December 31, 2011 and (ii) U.S. GAAP Shareholders’ Equity as at December 31, 2011 to International Financial Reporting Standards, as adopted in the European Union (“IFRS”) to meet its Luxembourg Law filing requirements. See note 21 for the IFRS Reconciliation.

On October 24, 2011, the Company announced its plans to undertake a number of strategic initiatives to realign the Company’s strategy and core capabilities. Accordingly the Company now intends to concentrate primarily on its property and property catastrophe business, as well as its highest margin short-tail specialty lines of reinsurance business. In addition, the Company will adjust its geographic diversification in order to decrease the threat of frequency risk. As a result of this realignment, the Company has commenced a formal process to divest its ownership positions in Lloyd’s and Island Heritage operations. The Company has classified the assets and liabilities associated with this transaction as held for sale. The financial results for these operations have been presented in the Company’s consolidated financial statements as “discontinued operations” for all periods presented. Refer to Note 3 “Discontinued Operations” for more information.

On November 18, 2011, the Company changed its registered office from Val St André, L-1128 Luxembourg to 65, avenue de la Gare, L-1611 Luxembourg.

2.    SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Consolidation

These consolidated financial statements have been prepared in accordance with U.S. GAAP. These consolidated financial statements include the accounts of the Company and its subsidiaries, including those that meet the consolidation requirements of variable interest entities (“VIEs”). The Company assesses the consolidation of VIEs based on whether the Company is the primary beneficiary of the entity in accordance with the Consolidation Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). Entities in which the Company has an ownership of more than 20% and less than 50% of the voting shares are accounted for using the equity method. All inter-company accounts and transactions have been eliminated on consolidation, except as otherwise required under discontinued operations treatment.

Except as discussed in Note 3 “Discontinued Operations” and unless otherwise noted, the notes to the consolidated financial statements reflect the Company’s continuing operations. These financial statements contain certain reclassifications of prior period amounts to be consistent with the current period presentation with no effect on net income or loss.

Use of Estimates in Financial Statements

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the disclosed amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s principal estimates are for loss and loss adjustment expenses (“LAE”), estimates of premiums written, premiums earned, acquisition costs, fair value of investments and share based compensation. The Company reviews and revises these estimates as appropriate based on current information. Any adjustments made to these estimates are reflected in the period the estimates are revised.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Assets Held for Sale and Discontinued Operations

The results of operations of the Company’s Lloyds and Island Heritage operations are classified as held for sale and are reported as discontinued operations in accordance with the FASB ASC Topic Discontinued Operations. The consolidated financial statements and notes thereto are presented separating the operations and cash flows of the discontinued operations from the continuing operations of the Company since the Company will not have any significant continuing involvement in the operations after the sale. The assets and liabilities classified as held for sale have been recorded at the lower of the carrying value or fair value less costs to sell. The financial position and results of operations of discontinued operations are presented as single line items on the consolidated balance sheets and statements of operations, respectively. Certain prior year comparatives have been reclassified to conform to the current year presentation.

Loss and Loss Adjustment Expense Reserves

Loss and loss adjustment expense reserves, including losses incurred but not reported (“IBNR”) and provisions for settlement expenses, include amounts determined from loss reports on individual cases, independent actuarial determinations and amounts based on the Company’s own historical experience. To the extent that the Company’s own historical experience is inadequate for estimating reserves, such estimates may be determined based upon industry data and management estimates.

A significant portion of the Company’s business is property catastrophe and programs with high attachment points of coverage. Reserving for losses in such programs is inherently judgmental in that losses in excess of the attachment level on those programs are characterized as high severity and low frequency and losses are impacted by other factors which could vary significantly as claims are settled. This limits the volume of relevant industry claims experience available from which to reliably predict ultimate losses following a loss event. In addition, the Company has limited past loss experience due to its relatively short operating history, which increases the inherent uncertainty in estimating ultimate loss levels.

Loss and loss adjustment expense reserves include a component for outstanding case reserves for which claims have been reported and a component for IBNR. Case reserve estimates are initially set on the basis of loss reports received from insureds and ceding companies. Estimated IBNR reserves consist of a provision for additional development in excess of the case reserves reported by insureds and ceding companies as well as a provision for claims which have occurred but which have not yet been reported to the Company’s insureds and by ceding companies. IBNR reserves are estimated by management using various actuarial methods as well as a combination of the Company’s loss experience, insurance industry loss experience, underwriters’ experience, general market trends, and management’s judgment. The Company’s internal actuaries review the reserving assumptions and methodologies on a quarterly basis.

While management believes the reserves for case and IBNR reserves are sufficient, the uncertainties inherent in the reserving process, delays in insureds and ceding companies reporting losses to the Company together with the potential for unforeseen adverse developments, may result in loss and loss adjustment expense reserves significantly greater or less than the reserve provided at the time of the loss event. Loss and loss adjustment expense reserve estimates are regularly reviewed and updated as new information becomes known. Any resulting adjustments are reflected in the period in which they become known.

Premiums and Acquisition Costs

Premiums are first recognized as written as at the date that the contract is bound. The Company writes both excess of loss and pro rata reinsurance contracts.
For excess of loss contracts, premiums written are based on the deposit premium as defined in the contract, which is generally based on an estimate at the inception of the contract of the underlying exposure (e.g., values of properties insured) during the contract period. At the end of the policy term, a final premium is calculated based on the actual underlying exposure during the contract period and an adjustment to the deposit premium, if any, is recognized in the period in which it is determined. For pro rata contracts where no deposit premium is specified in the contract, premiums written are based on estimates of ultimate premiums provided by the ceding companies. Initial estimates of premiums written are reflected quarterly from the period in which the underlying risks incept. Subsequent adjustments, based on reports of actual premiums written by the ceding companies, or revisions in estimates, are recorded in the period in which they are determined.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The Company has entered into industry loss warranty (“ILW”) transactions that are structured as reinsurance or derivatives. The Company evaluates each contract in accordance with Derivatives Implementation Group B26, “Dual Trigger Property and Casualty Contracts” to determine if the amounts received from these contracts should be recorded as reinsurance transactions or as derivatives. When the transactions are determined to be reinsurance, the consideration received is recorded as premiums written and earned over the contract period.

Premiums receivable are recorded as amounts due less any required provision for doubtful accounts.

Premiums are earned over a period that is consistent with the risks covered under the terms of the contract, which is generally one to two years. For contracts written on a policies attaching basis, the risk period is based on the terms of the underlying contracts and is generally assumed to be two years. The portion of the premium related to the unexpired portion of the risk period is reflected in unearned premiums. Where contract terms require the reinstatement of coverage after a ceding company’s loss, the mandatory reinstatement premiums are recorded as written and are recognized as premiums earned when the loss event occurs.

Reinsurance and insurance premiums ceded are expensed over the period the reinsurance coverage is provided. Unearned ceded premiums represent the portion of premiums ceded related to the unexpired portion of the risk period.

Acquisition costs are comprised of ceding commissions, brokerage, premium taxes, profit commissions and other expenses that relate directly to the writing of reinsurance contracts. Deferred acquisition costs are amortized over the underlying term of the related contracts and are limited to their estimated realizable value based on the related unearned premiums, anticipated loss and loss adjustment expenses and investment income.

Investments, Cash and Cash Equivalents

In accordance with the Financial Instruments Topic of the FASB ASC, the Company elects the fair value option for all fixed maturity and short term investments, equity investments (excluding investments accounted for under the equity method of accounting), investment funds, and catastrophe bonds. In accordance with the Fair Value Measurements and Disclosures Topic of the FASB ASC, any movement in unrealized gains and losses has been recorded within net realized and unrealized gains (losses) on investments within the consolidated statements of operations and comprehensive income (loss). Investments are recorded on a trade date basis and realized gains and losses on sales of investments are determined on a first-in, first-out basis. Net investment income includes interest income on fixed maturity investments, recorded when earned, dividend income on equity investments, recorded when declared, the amortization of premiums and discounts on investments, using the effective interest rate method and investment management related expenses.

In accordance with the Fair Value Measurements and Disclosures Topic of the FASB ASC, the Company’s U.S. government treasury securities and listed equity securities are classified as Level 1 fair value as determined by the quoted market price of these securities, as provided either by independent pricing services or exchange market prices.

Investments in U.S. government agency securities, corporate bonds, mortgage-backed securities, other foreign government bonds and asset-backed securities are classified as Level 2 fair value. The fair value of these securities is derived from broker quotes based on inputs that are observable for the asset, either directly or indirectly, such as yield curves and transactional history. Catastrophe bonds are classified as Level 2 fair value as determined by reference to broker indications. Those indications are based on current market conditions, including liquidity and transactional history, recent issue price of similar catastrophe bonds and seasonality of the underlying risks.

Investments in investment funds are classified as Level 3 in the fair value hierarchy. The fair value of the private equity funds is determined by the investment fund managers using the net asset value provided by the administrator or manager of the funds on a quarterly basis and adjusted based on analysis and discussions with the fund managers. The fair value of the mortgage-backed distressed debt investment funds is determined by the net asset valuation provided by the independent administrator of the fund. These valuations are then adjusted for cash flows since the most recent valuation, which is a methodology generally employed in the investment industry.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Short term investments comprise fixed maturity investments with a maturity greater than three months but less than one year from the date of purchase. Cash and cash equivalents and restricted cash include amounts held in banks, money market funds and time deposits with maturities of less than three months at the date of purchase.

Investments in preferred or voting common shares in which the Company has significant influence over the operating and financial policies of the investee are classified as other investments and are accounted for under the equity method of accounting. Under this method, the Company records its proportionate share of income or loss from such investments in interest in earnings of equity investments for the period. Any decline in value of the equity method investments considered by management to be other-than-temporary is charged to income in the period in which it is determined.

Share Based Compensation

The Company accounts for share based compensation in accordance with the Compensation – Stock Compensation Topic of the FASB ASC which requires entities to measure the cost of services received from employees and directors in exchange for an award of equity instruments based on the grant date fair value of the award. The cost of such services will be recognized as compensation expense over the period during which an employee or director is required to provide service in exchange for the award.

The Company’s share based compensation plans consists of Performance Share Units (“PSUs”) and Restricted Share Units (“RSUs”). The PSUs are designed to maximize shareholder value over long periods of time by aligning the financial interests of the Company’s management with those of its shareholders. The Company estimates the fair value of PSUs granted under the PSU Plan on the date of grant using the grant date fair value and the most probable performance factor for the two-year and three-year performance period and records the compensation expense in its consolidated statements of operations and comprehensive income (loss) over the course of such period. At the end of each quarter, the Company reassesses the projected results for each two-year and three-year performance period as its financial results evolve. The Company recalculates the compensation expense under the PSU Plan and reflects any adjustments in the consolidated statements of operations and comprehensive income (loss) in the period in which they are determined.

The RSUs are granted to employees and directors of the Company. RSUs granted to employees generally vest two years after the date of grant and RSUs granted to directors vest on the date of grant. The company estimates the fair value of RSUs on the date of grant and records the compensation expense in its consolidated statements of operations and comprehensive income (loss) over the vesting period.

Derivative Instruments

The Company accounts for its derivative instruments using the Derivatives and Hedging Topic of the FASB ASC which requires an entity to recognize all derivative instruments as either assets or liabilities in the balance sheet and measure those instruments at fair value, with the fair value recorded in other assets or liabilities. The accounting for realized and unrealized gains and losses associated with changes in the fair value of derivatives depends on its hedge designation and if designated as a hedging instrument whether the hedge is effective in achieving offsetting changes in the fair value of the asset or liability being hedged. The realized and unrealized gains and losses on derivatives not designated as hedging instruments are included in net realized and unrealized gains and losses in the consolidated statements of operations and comprehensive income (loss). Gains and losses associated with changes in fair value of the designated hedge instruments are recorded with the gains and losses on the hedged items, to the extent that the hedge is effective.

Derivative instruments are stated at fair value in accordance with the Fair Value Measurements and Disclosures Topic of the FASB ASC based on a quoted market price for futures contracts and based on observable market inputs (such as currency spot and forward rates, underlying exchange traded securities yield curves and transactional history) for foreign currency forwards, total return swaps, currency swaps, interest rates swaps and “to be announced” mortgage-backed securities (“TBAs”). The Company fair values reinsurance derivative contracts by approximating the present value of cash flows as the carrying value equal to the unearned premium as these contracts are under one year in duration.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Derivatives used in hedging activities

The Company utilizes foreign currency forward contracts to manage its foreign currency exposure. On the date the Company enters into a forward contract, it designates whether the derivative is to be used as a hedge of an identified foreign currency exposure (a designated hedge). As part of the overall currency risk management strategy, the Company uses forward contracts to hedge the currency exposure of their investments and loans to subsidiaries (hedged items).

The Company formally documents all relationships between designated hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. The Company specifically identifies the investments in or loans to subsidiaries that have been designated as hedged items and states how the hedging instruments are expected to hedge the risks related to the hedged items. The Company formally measures effectiveness of its designated hedging relationships, both at the hedge inception and at least once every three months. The Company assesses the effectiveness of its designated foreign currency hedges, using the spot method, based on the value of the investment in and loans to subsidiaries and the currency translation adjustment recorded upon consolidation. The time value component of the designated fair value hedges is excluded from the assessment of hedge effectiveness.

The Company will discontinue hedge accounting prospectively if management determines that a derivative no longer qualifies as an effective hedge in offsetting changes in the foreign currency exposure of a hedged item. If hedge accounting is discontinued for foreign currency hedging of investment in and loans to subsidiaries, the derivative would continue to be carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period net income.

Other derivative instruments

The Company generally uses currency swaps and foreign currency forward contracts to manage its duration and currency exposures. The Company may acquire TBAs and for the period between the purchase of the TBAs and the issuance of the underlying securities, the Company’s position is accounted for as a derivative. The Company also uses futures contracts and total return swaps for the purpose of replicating investment positions, managing market exposure and enhancing investment performance.

Reinsurance derivative contracts

The Company has entered into ILW transactions that are structured as reinsurance or derivatives. When those transactions are determined to be derivatives, they are recorded at fair value in other assets or liabilities with the changes in fair value reported in realized gains and losses in the consolidated financial statements.

Goodwill and Intangible Assets

The Company accounts for intangible assets that arise from business combinations in accordance with the Business Combinations Topic of the FASB ASC. Intangible assets with a finite life are amortized over the estimated useful life of the asset. Intangible assets with an indefinite useful life are not amortized.

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired by the Company. Goodwill is recorded as an asset and is not amortized.

In accordance with the Intangibles – Goodwill and Other Topic of the FASB ASC, the Company performs, at a minimum, an annual valuation of its goodwill and intangible assets to test for impairment or more frequently if events or changes in circumstances indicate that the carrying amount may not be recoverable. For purposes of annual impairment evaluation, goodwill is assigned to the applicable reporting unit of the acquired entities giving rise to the goodwill. Fair value is determined using widely acceptable valuation techniques, such as discounted cash flows and market multiple models. These types of analyses contain uncertainties because they require management to make assumptions and to apply judgment to estimate industry economic factors and the profitability of future business strategies. It is the Company’s policy to conduct impairment testing based on the Company’s current business strategy in light of present industry and economic conditions, as well as the Company’s future expectations. If, as a result of the assessment, the Company determines that the value of its goodwill and intangible assets are impaired, the Company will record an impairment charge in the period in which the determination is made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Equity method investments will be reviewed annually, at a minimum, for potential impairment in accordance with FASB ASC Topic on Investments – Equity Method and Joint Ventures. If it is determined the Company would be unable to recover the carrying amount of its equity investment or if its equity investment would be unable to sustain an earning capacity to justify its carrying amount, the Company would record an impairment charge in the period the determination is made by lowering the carrying value recorded on the equity method investment.

The Company conducted its annual impairment reviews and determined that the recorded equity method investment was not impaired. An impairment of goodwill was determined and a charge was recorded in general and administrative expenses on the consolidated statements of operations and comprehensive income (loss).

Funds Withheld

The Company, from time to time, writes business on a funds held basis. Under these contractual arrangements the cedent holds the net funds that would otherwise be remitted to the Company for a mutually agreed period. Generally, the Company earns investment income on these balances while held by the cedent.

Foreign Currency Translation

The reporting currency of the Company is the U.S. dollar. The functional currencies of the Company’s operating subsidiaries are generally their national currencies. In translating the financial statements of subsidiaries that have a functional currency other than the U.S. dollar, assets and liabilities are converted into U.S. dollars using the rates of exchange in effect at the balance sheet dates, and revenues and expenses are converted using the weighted average foreign exchange rates for the period. The cumulative translation adjustment is reported in the consolidated balance sheets as a separate component of accumulated other comprehensive income (loss).

In recording foreign currency transactions, revenues and expense items are converted at the prevailing exchange rate at the transaction date. Monetary assets and liabilities denominated in foreign currencies are translated at exchange rates in effect at the balance sheet date, which may result in the recognition of exchange gains or losses. The exchange gains and losses are reported in the consolidated statements of operations and comprehensive income (loss) as net foreign exchange losses.

Earnings (Loss) Per Common Share

The calculation of basic earnings (loss) per common share is based on weighted average common shares and weighted average vested RSUs outstanding and excludes any dilutive effects of warrants and share equivalents. Diluted earnings (loss) per common share assume the exercise of all dilutive warrant and share equivalents.

The issuance of shares with respect to the PSUs is contingent upon the attainment of certain levels of diluted return-on-equity (“DROE”). Because the number of common shares contingently issuable under the Performance Share Unit Plan (“PSU Plan”) depends on the geometric average DROE over a two-year or three year period, the PSUs are excluded from the calculation of diluted earnings per share until the end of the performance period, when the number of shares issuable under the PSU Plan will be known.

Taxation
Certain subsidiaries of the Company operate in jurisdictions where they are subject to taxation. Current and deferred income taxes are charged or credited to net income based upon enacted tax laws and rates applicable in the relevant jurisdiction in the period in which the tax becomes realizable. Deferred income taxes are provided for all temporary differences between the bases of assets and liabilities used in the consolidated balance sheets and those used in the various jurisdictional tax returns. When management’s assessment indicates that it is more likely than not that deferred income tax assets will not be realized, a valuation allowance is recorded against the deferred tax assets. In accordance with the FASB ASC Topic on Income Taxes, the tax benefits of uncertain tax positions may only be recognized when the position is more-likely-than-not to be sustained upon audit by the relevant taxing authorities.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 has resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value”. This disclosure is effective for annual periods beginning after December 15, 2011. The Company expects no significant impact resulting from the adoption of ASU 2011-04 on its consolidated results of operations and financial condition.

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”). This ASU amends the FASB ASC to allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. This presentation is effective for annual periods beginning after December 15, 2011. The Company expects no significant impact resulting from the adoption of ASU 2011-05 on its consolidated results of operations and financial condition.

In September 2011, the FASB issued Accounting Standards Update No. 2011-08, “Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”). ASU 2011-08 is intended to simplify how entities test goodwill for impairment. ASU 2011-08 permits an entity to first assess qualitative factors to determine whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350, Intangibles-Goodwill and Other. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The Company expects no significant impact resulting from the adoption of ASU 2011-08 on its consolidated results of operations and financial condition.

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This disclosure is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company expects no significant impact resulting from the adoption of ASU 2011-11 on its consolidated results of operations and financial condition.

3.    ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS

On October 24, 2011, the Company announced its plan to undertake a number of strategic initiatives designed to realign the Company’s strategy and core capabilities. As a result of this realignment, the Company has commenced a formal process to divest its ownership positions in its Lloyd’s and Island Heritage operations. The divesture processes are expected to be completed by the end of the second quarter of 2012.

The Company has classified the assets and liabilities associated with these proposed sales as held for sale and the assets and liabilities have been recorded at the lower of the carrying value or fair value less costs to sell. The Company does not anticipate losses on these divestitures. The financial results for these operations have been presented as discontinued operations in the Company’s consolidated statements of operations for all periods presented.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Assets and liabilities of discontinued operations presented below reflect an excess of liabilities over assets of $62.4 million arising from the participation of Flagstone Corporate Name Limited (“FCNL”) on Syndicate 1861. Letters of credit of $205.1 million deposited with Lloyd’s to capitalize FCNL are not included.

Details of the assets, liabilities, and shareholders’ equity of discontinued operations held for sale at December 31, 2011 and 2010 are as follows:

	As at December 31,
	2011	2010
Assets of discontinued operations held for sale
Fixed maturity investments, at fair value	$94,422	$24,742
Short term investments, at fair value	4,444	1,000
Total investments	98,866	25,742
Cash and cash equivalents	91,794	122,672
Restricted cash	30,307	24,087
Premium balances receivable	99,075	82,779
Unearned premiums ceded	27,042	22,900
Reinsurance recoverable	17,934	6,081
Deferred acquisition costs	26,949	25,993
Goodwill and intangible assets	44,161	44,822
Other assets	15,836	25,057
Total assets of discontinued operations held for sale	$451,964	$380,133

Liabilities of discontinued operations held for sale
Loss and loss adjustment expense reserves	$233,290	$138,046
Unearned premiums	142,713	132,548
Insurance and reinsurance balances payable	27,400	19,126
Amounts due to affiliates	46,682	41,665
Other liabilities	22,872	22,438
Total liabilities of discontinued operations held for sale	$472,957	$353,823

Net (liabilities) assets of discontinued operations held for sale	$(20,993)	$26,310

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The Company has reclassified the results of operations of the discontinued operations to income from discontinued operations in its consolidated statements of operations. Details of the income from discontinued operations for the years ended December 31, 2011 and 2010, are as follows:

	For the years ended December 31,
	2011	2010
Revenues
Gross premiums written	$291,876	$278,316
Premiums ceded	(78,832)	(63,191)
Net premiums written	213,044	215,125
Net premiums earned	$206,725	$194,981
Other reinsurance income	12,417	21,988
Loss and loss adjustment expenses	(138,631)	(120,289)
Acquisition costs	(57,941)	(52,806)
General and administrative expenses	(38,514)	(37,247)
Underwriting income	(15,944)	6,627
Other income (expenses)	1,087	(8,211)
Recovery (provision) for income tax	(6,805)	6,155
(Loss) income from discontinued operations	$(21,662)	$4,571

Assets held for sale

During the year ended December 31, 2011, the Company decided to dispose of its one remaining aircraft as well as corporate apartments, which will no longer be required due to the divestiture plans discussed above. These assets are reflected in assets held for sale including discontinued operations on the consolidated balance sheet as at December 31, 2011, at a carrying value of $9.7 million. The Company does not anticipate a significant gain or loss on disposal.

During the year ended December 31, 2010, the Company decided to dispose of certain corporate aircraft that it leased and owned. As a result, the Company terminated all operational lease agreements at the casualty value stipulated under the lease agreements. As at December 31, 2010, the Company had disposed of two aircraft and had reflected one as an asset held for sale on the consolidated balance sheet as at December 31, 2010, at a carrying value of $2.3 million. The Company recorded impairment charges of $13.6 million and loss on sale of assets of $1.4 million during the year ended December 31, 2010, which are included in general and administrative expenses on the consolidated statements of operations and comprehensive income (loss). On June 1, 2011, the Company disposed of the aircraft reflected in assets held for sale, resulting in a gain on disposal of less than $0.1 million.

4.    GOODWILL AND INTANGIBLES

The following tables detail goodwill and intangible assets at December 31, 2011 and 2010:

	Goodwill	Indefinite Life Intangibles
Balance as at December 31, 2009	$3,144	$1,074
Impairment loss	-	(1,074)
Impact of foreign exchange	(36)	-
Balance as at December 31, 2010	3,108	-
Impact of foreign exchange	-	-
Impairment loss	(3,108)	-
Balance as at December 31, 2011	$-	$-

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

During the year ended December 31, 2011, the Company recognized an impairment charge of $1.1 million related to Flagstone Reinsurance Africa Limited as a result of a decision to significantly reduce its underwriting activities. In addition, the Company recognized an impairment charge of $2.0 million related to Flagstone Capital Management (Bermuda) Limited, resulting from a decrease in level of support from its office in Hyderabad, India.

During the year ended December 31, 2010, the Company recognized an impairment charge of $1.1 million related to a license no longer being used by Flagstone Alliance Insurance & Reinsurance PLC, which was classified as an indefinite life intangible.

The impairment charges are included in general and administrative expenses on the consolidated statements of operations and comprehensive income (loss).

5.  MONT FORT RE LIMITED

Mont Fort Re Limited (“Mont Fort”) is a Bermuda insurer registered under the Segregated Accounts Companies Act 2000, which gives Mont Fort the power to allocate assets and liabilities to segregated accounts. Assets allocated to a segregated account may only be used to meet the liabilities of that segregated account. Mont Fort enables third party investors to participate in insurance risk. To date Mont Fort has formed three segregated accounts, which have been capitalized by third party investors. The Company cedes industry loss warranty policies risks to the cells and charges a ceding commission on those ceded premiums. The Company also charges the cells investment management fees and a performance fee of 15% of the increase, if any, in the net asset value of each cell during the year.

On March 25, 2011, Mont Fort repurchased 28.1 million preferred shares relating to its third cell, Mont Fort High Layer, for $46.5 million. As a result of this preferred share repurchase there is no longer a noncontrolling interest in Mont Fort.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

6.    INVESTMENTS

Fixed maturity, short term, equity and other investments

The amortized cost or cost, gross unrealized gains and losses, and fair values as at December 31, 2011 and 2010 are as follows:

	As at December 31, 2011
	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value
Fixed maturity investments
U.S. government and agency securities	$320,666	$3,352	$(237)	$323,781
Other foreign governments	102,116	7,874	(475)	109,515
Corporates	471,025	11,362	(10,041)	472,346
Mortgage-backed securities	182,610	384	(7,904)	175,090
Asset-backed securities	59,338	7	(1,642)	57,703
	1,135,755	22,979	(20,299)	1,138,435

Short term investments
U.S. government and agency securities	3,023	1	(1)	3,023
Other foreign governments	496	-	-	496
Corporates	7,101	-	(4)	7,097
	10,620	1	(5)	10,616

Equity investments	245	-	(163)	82
	245	-	(163)	82

Other investments
Investment funds	67,661	-	(8,383)	59,278
Catastrophe bonds	63,000	1,016	-	64,016
	130,661	1,016	(8,383)	123,294

Totals	$1,277,281	$23,996	$(28,850)	$1,272,427

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

	As at December 31, 2010
	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value
Fixed maturity investments
U.S. government and agency securities	$259,286	$5,822	$(334)	$264,774
U.S. states and political subdivisions	65	1	-	66
Other foreign governments	267,461	18,615	(480)	285,596
Corporates	575,860	20,146	(4,223)	591,783
Mortgage-backed securities	219,578	2,818	(2,220)	220,176
Asset-backed securities	87,103	240	(617)	86,726
	1,409,353	47,642	(7,874)	1,449,121

Short term investments
U.S. government and agency securities	2,499	-	-	2,499
Corporates	10,755	1	(4)	10,752
	13,254	1	(4)	13,251

Equity investments	7,931	4	(7,652)	283
	7,931	4	(7,652)	283

Other investments
Investment funds	42,728	3,798	(6,533)	39,993
Catastrophe bonds	75,484	1,226	(19)	76,691
	118,212	5,024	(6,552)	116,684

Totals	$1,548,750	$52,671	$(22,082)	$1,579,339

Other investments do not include an investment accounted for under the equity method in which the Company has significant influence and accordingly is not accounted for at fair value under the FASB ASC guidance for financial instruments. This investment was recorded at $2.2 million and $3.1 million at December 31, 2011 and 2010, respectively.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The country composition of the other foreign government classifications including the amortized cost or cost, gross unrealized gains and losses, and fair values as at December 31, 2011 and 2010 are as follows:

	As at December 31, 2011
	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value
Other foreign governments
Sovereign debt
Eurozone
Portugal, Ireland, Italy, Greece & Spain	$-	$-	$-	$-
Other	-	-	-	-
Total	-	-	-	-
Other (excluding Eurozone)	49,667	4,527	(46)	54,148
	49,667	4,527	(46)	54,148

Financial institutions
Eurozone
Portugal, Ireland, Italy, Greece & Spain	-	-	-	-
Other	7,740	149	(403)	7,486
Total	7,740	149	(403)	7,486
Other (excluding Eurozone)	45,205	3,198	(26)	48,377
	52,945	3,347	(429)	55,863

Totals	$102,612	$7,874	$(475)	$110,011

	As at December 31, 2010
	Amortized cost or cost	Gross unrealized gains	Gross unrealized losses	Fair value
Other foreign governments
Sovereign debt
Eurozone
Portugal, Ireland, Italy, Greece & Spain	$18,658	$305	$(435)	$18,528
Other	38,934	1,797	-	40,731
Total	57,592	2,102	(435)	59,259
Other (excluding Eurozone)	142,619	12,769	(19)	155,369
	200,211	14,871	(454)	214,628

Financial institutions
Eurozone
Portugal, Ireland, Italy, Greece & Spain	-	-	-	-
Other	9,154	97	-	9,251
Total	9,154	97	-	9,251
Other (excluding Eurozone)	58,096	3,647	(26)	61,717
	67,250	3,744	(26)	70,968

Totals	$267,461	$18,615	$(480)	$285,596

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The following table presents the contractual maturity dates of fixed maturity and short term investments and their respective amortized cost and fair values as at December 31, 2011 and 2010:

	As at December 31,
	2011		2010
	Amortized cost	Fair value	Amortized cost	Fair value

Due within one year	$29,294	$29,663	$33,776	$35,123
Due after 1 through 5 years	746,610	754,709	797,894	825,696
Due after 5 through 10 years	106,287	107,461	194,603	200,032
Due after 10 years	22,236	24,425	89,653	94,619
Mortgage and asset-backed securities	241,948	232,793	306,681	306,902
Total	$1,146,375	$1,149,051	$1,422,607	$1,462,372

Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay certain obligations with or without prepayment penalties.

The following table presents a breakdown of the credit quality of the Company’s fixed maturity and short term investments as at December 31, 2011 and 2010:

	As at December 31,
	2011		2010
	Fair value	Percentage of total	Fair value	Percentage of total
Rating Category
AAA	$695,931	60.6%	$882,137	60.3%
AA	92,299	8.0%	191,694	13.1%
A	231,143	20.1%	260,124	17.8%
BBB	129,678	11.3%	128,417	8.8%
Total	$1,149,051	100.0%	$1,462,372	100.0%

The Company has included credit rating information with respect to the Company’s investment portfolio to supplement the reader’s understanding of its composition and the consistency of the Company’s investment portfolio with the Company’s investment philosophy.

Fair value disclosure

The valuation technique used to determine the fair value of the financial instruments is the market approach which uses prices and other relevant information generated by market transactions involving identical or comparable assets.

In accordance with the Fair Value Measurements and Disclosures Topic of the FASB ASC, the Company has classified its investments in U.S. government treasury securities and listed equity securities as Level 1 in the fair value hierarchy. The fair value of these securities is the quoted market price of these securities, as provided either by independent pricing services or exchange market prices.

Investments in U.S. government agency securities, corporate bonds, mortgage-backed securities, foreign government bonds and asset-backed securities are classified as Level 2 in the fair value hierarchy. The fair value of these securities is derived from broker quotes based on inputs that are observable for the asset, either directly or indirectly, such as yield curves and transactional history. Catastrophe bonds are classified as Level 2 in the fair value hierarchy as determined by reference to independent pricing services. Those indications are based on current market conditions, including liquidity and transactional history, recent issue price of similar catastrophe bonds and seasonality of the underlying risks.

Investments in investment funds are classified as Level 3 in the fair value hierarchy. The fair value of the private equity funds is determined by the investment fund managers using the net asset value provided by the administrator or manager of the funds and adjusted based on analysis and discussions with the fund managers. The fair value of the mortgage-backed and distressed debt investment funds is determined by the net asset valuation provided by the independent administrator of the fund. These valuations are then adjusted for cash flows since the most recent valuation, which is a methodology generally employed in the investment industry.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

As at December 31, 2011 and 2010, the Company’s investments are allocated among fair value levels as follows:

	Fair Value Measurement at December 31, 2011 using:
	Fair value measurements	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Fixed maturity investments
U.S. government and agency securities	$323,781	$264,096	$59,685	$-
Other foreign governments	109,515	-	109,515	-
Corporates	472,346	-	472,346	-
Residential mortgage-backed securities	175,090	-	175,090	-
Asset-backed securities	57,703	-	57,703	-
	1,138,435	264,096	874,339	-

Short term investments
U.S. government and agency securities	3,023	-	3,023	-
Other foreign governments	496	-	496	-
Corporates	7,097	-	7,097	-
	10,616	-	10,616	-

Equity investments
Financial services	82	82	-	-
	82	82	-	-

Other investments
Investment funds	59,278	-	-	59,278
Catastrophe bonds	64,016	-	64,016	-
	123,294	-	64,016	59,278

Totals	$1,272,427	$264,178	$948,971	$59,278

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

	Fair Value Measurement at December 31, 2010 using:
	Fair value measurements	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Fixed maturity investments
U.S. government and agency securities	$264,774	$173,224	$91,550	$-
U.S. States and political subdivisions	66	-	66	-
Other foreign governments	285,596	-	285,596	-
Corporates	591,783	-	591,783	-
Commercial mortgage-backed securities	730	-	730	-
Residential mortgage-backed securities	219,446	-	219,446	-
Asset-backed securities	86,726	-	86,726	-
	1,449,121	173,224	1,275,897	-

Short term investments
U.S. government and agency securities	2,499	2,499	-	-
Corporates	10,752	-	10,752	-
	13,251	2,499	10,752	-

Equity investments
Financial services	283	283	-	-
	283	283	-	-

Other investments
Investment funds	39,993	-	-	39,993
Catastrophe bonds	76,691	-	76,691	-
	116,684	-	76,691	39,993

Totals	$1,579,339	$176,006	$1,363,340	$39,993

Other investments do not include an investment accounted for under the equity method in which the Company has significant influence and accordingly is not accounted for at fair value under the FASB ASC guidance for financial instruments. This investment was recorded at $2.2 million and $3.1 million at December 31, 2011 and 2010, respectively.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The reconciliation of the fair value for the Level 3 investments for the years ended December 31, 2011 and 2010, including purchases and sales and change in realized and unrealized gains (losses) in earnings, is set out below:

	For the years ended December 31, 2011 and 2010
	Fixed maturity investments	Investment funds	Total
Fair value, December 31, 2009	$2,298	$5,486	$7,784
Total realized losses included in earnings	(226)	-	(226)
Total unrealized gains included in earnings	512	5,018	5,530
Purchases	-	29,489	29,489
Sales	(2,584)	-	(2,584)
Fair value, December 31, 2010	$-	$39,993	$39,993
Total realized losses included in earnings	-	-	-
Total unrealized losses included in earnings	-	(5,648)	(5,648)
Purchases	-	25,227	25,227
Sales	-	(294)	(294)
Fair value, December 31, 2011	$-	$59,278	$59,278

For the Level 3 items still held as of December 31, 2011, the total change in fair value for the year was $(5.6) million. Transfers between levels, if necessary, are done as of the actual date of the event or change in circumstance that caused the transfer. There were no transfers between levels during the year ended December 31, 2011.

Other investments

The Catastrophe bonds pay a variable and fixed interest coupon and generate investment return, and their performance is contingent upon climatological and geological events.

The Company’s investment funds consist of investments in private equity, distressed debt and mortgage-backed investment funds. As at December 31, 2011 and 2010, the Company had total outstanding investment commitments of $10.7 million and $13.7 million, respectively. Redemptions from these investments occur at the discretion of the general partner, board of directors or, in other cases, subject to a majority vote by the investors. The Company is not able to redeem a significant portion of these investments prior to 2017.

The following table presents the fair value of the Company’s investment funds as at December 31, 2011 and 2010:

	As at December 31,
	2011	2010
Distressed debt funds	$14,876	$-
Private equity funds	10,613	8,143
Mortgage-backed funds	33,789	31,850
Total	$59,278	$39,993

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Net investment income

Net investment income for the years ended December 31, 2011 and 2010 was $34.3 million and $30.6 million, respectively. The components are set out below:

	For the years ended December 31,
	2011	2010
Cash and cash equivalents	$1,373	$985
Fixed maturity investments	36,897	32,848
Short term investments	734	999
Other investments	8	706
Investment expenses	(4,700)	(4,921)
Net investment income	$34,312	$30,617

The following table is a breakdown of the total net realized and unrealized gains (losses) for the years ended December 31, 2011 and 2010:

	For the years ended December 31,
	2011	2010
Net realized gains on fixed maturities	$39,087	$24,456
Net unrealized (losses) gains on fixed maturities	(36,981)	8,612
Net realized (losses) on equities	(845)	-
Net unrealized gains on equities	636	11
Net realized and unrealized (losses) on derivative instruments - investments	(21,625)	(118)
Net realized and unrealized gains on derivative instruments - other	2,494	14,441
Net realized and unrealized (losses) gains on other investments	(1,042)	9,926
Total net realized and unrealized (losses) gains	$(18,276)	$57,328

Realized investments gains (losses) on the sale of fixed maturity, short term and equity investments for the years ended December 31, 2011 and 2010 are as follows:

	For the years ended December 31,
	2011	2010
Fixed maturity and short term investments
Gross realized gains	$48,041	$28,062
Gross realized losses	(8,954)	(3,606)
Equity investments
Gross realized losses	(845)	-
Net realized gains	$38,242	$24,456

The Company holds cash and cash equivalents and fixed maturity investments that were deposited or pledged in favor of ceding companies and other counterparties or government authorities to comply with reinsurance contract provisions, Lloyd’s of London requirements and insurance laws.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The total amount of such deposited or pledged cash and cash equivalents and fixed maturity investments as at December 31, 2011 and 2010 are as follows:

	As at December 31,
	2011	2010
Cash and cash equivalents	$17,538	$19,326
Fixed maturity investments	659,243	538,483
Total	$676,781	$557,809

7.    LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss and loss adjustment expense reserves consist of:

	As at December 31,
	2011	2010
Case reserves	$503,013	$332,043
IBNR reserves	394,355	251,224
Loss and loss adjustment expense reserves	$897,368	$583,267

The following table represents an analysis of paid and incurred losses and a reconciliation of the beginning and ending loss and loss adjustment expense reserves for the years ended December 31, 2011 and 2010:

	As at and for the years ended December 31,
	2011	2010
Gross liability at beginning of year	$583,267	$436,192
Reinsurance recoverable at beginning of year	(22,102)	(15,118)
Net liability at beginning of year	561,165	421,074

Net incurred losses related to:
Current year	652,849	420,725
Prior year	23,686	(10,878)
	676,535	409,847
Net paid losses related to:
Current year	304,536	130,315
Prior year	302,573	154,070
	607,109	284,385

Effects of foreign exchange rate changes	(4,406)	11,801
Other	-	2,828
Net liability at end of year	626,185	561,165
Reinsurance recoverable at end of year	271,183	22,102
Gross liability at end of year	$897,368	$583,267

Certain business written by the Company has loss experience generally characterized as low frequency and high severity in nature. This may result in volatility in the Company’s financial results. Actuarial assumptions used to establish the liability for losses and loss adjustment expenses are periodically adjusted to reflect comparisons to actual losses and loss adjustment expenses development, inflation and other considerations. Prior period development arises from changes to loss estimates recognized in the current year that relate to loss reserves first reported in the previous calendar year. These reserve changes were made as part of the Company’s regular quarterly reserving process and primarily arose from better than expected emergence of actual claims relative to the Company’s prior year estimates.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

During the year ended December 31, 2011, the Company had total net adverse development of $23.7 million; $(40.1) million relating to the 2010 loss year and $16.4 million relating to the 2009 and prior loss years. The net adverse development in 2011 was primarily related to the 2010 catastrophe events in New Zealand and Australia.

During the year ended December 31, 2010, the Company had total net positive development of $10.9 million; $(19.0) million relating to the 2009 loss year and $29.9 million relating to the 2008 and prior loss years. The positive development was primarily due to actual loss emergence in the property catastrophe, property, and the short-tail specialty and casualty lines of business being lower than the initial expected loss emergence.

8.    REINSURANCE

The Company purchases reinsurance to reduce its net exposure to losses. Reinsurance provides for recovery by the Company of a portion of gross losses and loss adjustment expenses from its reinsurers. The Company remains liable to the extent that its reinsurers do not meet their obligations under these agreements and the Company therefore regularly evaluates the financial condition of its reinsurers and monitors concentration of credit risk. The reinsurance claims recoverable as at December 31, 2011 and 2010 was $271.2 million and $22.1 million, respectively, against which the Company has determined that no provision for doubtful debt is required.

Assumed and ceded net premiums written and earned and loss and loss adjustment expenses for the years ended December 31, 2011 and 2010, are as follows:

	For the years ended December 31,
	2011			2010
	Premiums written	Premiums earned	Loss and LAE	Premiums written	Premiums earned	Loss and LAE
Assumed	$789,697	$817,783	$943,007	$819,534	$794,897	$425,542
Ceded	(231,265)	(246,305)	(266,472)	(150,805)	(137,794)	(15,695)
Net	$558,432	$571,478	$676,535	$668,729	$657,103	$409,847

As at December 31, 2011 and 2010, the provision for doubtful accounts on assumed premiums was $1.8 million and $1.5 million, respectively, which has been recorded in premiums receivable on the balance sheet.

9.    DERIVATIVES

The Company accounts for its derivative instruments using the Derivatives and Hedging Topic of the FASB ASC, which requires an entity to recognize all derivative instruments as either assets or liabilities on the balance sheet and measure those instruments at fair value, with the fair value recorded in other assets or liabilities. The accounting for realized and unrealized gains and losses associated with changes in the fair value of derivatives depends on the hedge designation and, if designated as a hedging instrument, whether the hedge is effective in achieving offsetting changes in the fair value of the asset or liability being hedged. The realized and unrealized gains and losses on derivatives not designated as hedging instruments are included in net realized and unrealized gains and losses in the consolidated financial statements. Gains and losses associated with changes in fair value of the designated hedge instruments are recorded with the gains and losses on the hedged items, to the extent that the hedge is effective.

The Company enters into derivative instruments such as interest rate futures contracts, foreign currency forward contracts and currency swaps in order to manage portfolio duration and interest rate risk, borrowing costs and foreign currency exposure. The Company enters into index futures contracts and total return swaps to gain exposure to the underlying asset or index and enters into foreign currency forward contracts and foreign currency futures contracts for the purpose of gaining exposure to currency movements against the U.S. dollar. The Company also purchases TBAs as part of its investing activities. The Company manages the exposure to these instruments in accordance with guidelines established by management and approved by the Company’s Board of Directors (the “Board”).

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The Company has entered into certain foreign currency forward contracts for the purpose of hedging its net investments in foreign subsidiaries, and has designated these as hedging instruments. These foreign currency forward contracts are carried at fair value and the realized and unrealized gains and losses are recorded in other comprehensive income as part of the cumulative translation adjustment, to the extent that these are effective as hedges. All other derivatives are not designated as hedges, and accordingly, these instruments are carried at fair value, with the fair value recorded in other assets or liabilities with the corresponding realized and unrealized gains and losses included in net realized and unrealized gains and losses.

The details of the derivatives held by the Company as at December 31, 2011 and 2010 are as follows:

	As of December 31, 2011
	Asset derivatives recorded in other assets	Liability derivatives recorded in other liabilities	Total derivatives
Derivatives designated as hedging instruments	Fair value	Fair value	Net notional exposure	Fair value
Foreign currency forward contracts (1)	$-	$498	$51,564	$(498)
	-	498		(498)

Derivatives not designated as hedging instruments
Purpose - risk management
Currency swaps	$-	$999	$16,825	$(999)
Foreign currency forward contracts	15,196	7,685	648,556	7,511
Futures contracts	-	4,820	426,362	(4,820)
	15,196	13,504		1,692
Purpose - exposure
Futures contracts	$-	$206	$7,685	$(206)
Foreign currency forward contracts	7	-	4,993	7
	7	206		(199)

	15,203	13,710		1,493

Total derivatives	$15,203	$14,208		$995

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

	As of December 31, 2010
	Asset derivatives recorded in other assets	Liability derivatives recorded in other liabilities	Total derivatives
	Fair value	Fair value	Net notional exposure	Fair value
Derivatives designated as hedging instruments
Foreign currency forward contracts(1)	$-	$534	$43,201	$(534)
	-	534		(534)

Derivatives not designated as hedging instruments
Purpose - risk management
Currency swaps	$-	$1,020	$17,375	$(1,020)
Foreign currency forward contracts	14,701	19,396	820,114	(4,695)
Futures contracts	1,822	4,125	1,100,498	(2,303)
	16,523	24,541		(8,018)
Purpose - exposure
Futures contracts	$4,757	$223	$166,066	$4,534
Mortgage-backed securities TBA	3	12	3,026	(9)
Other reinsurance derivatives	-	241	-	(241)
	4,760	476		4,284

	21,283	25,017		(3,734)

Total derivatives	$21,283	$25,551		$(4,268)

Designated	Amount of Gain or (Loss) on Derivatives Recognized in
Derivatives designated as hedging instruments	Comprehensive loss (Effective portion) For the years ended December 31,			Net income (loss) (Ineffective portion) For the years ended December 31,
	2011	2010	Location	2011	2010
Foreign currency forward contracts(1)	$4,014	$(178)	Net realized and unrealized losses - other	$(968)	$(744)
	$4,014	$(178)		$(968)	$(744)

(1)Recognized as a foreign currency hedge under the Derivatives and Hedging Topic of the ASC

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

	Gain or (Loss) on Derivatives Recognized in Net Income
		For the years ended December 31,
Derivatives not designated as hedging instruments	Location	2011	2010
Futures contracts	Net realized and unrealized (losses) gains - investments	$(25,130)	$13,804
Total return swaps	Net realized and unrealized gains - investments	-	1,105
Currency swaps	Net realized and unrealized losses - other	(430)	(1,290)
Foreign currency forward contracts	Net realized and unrealized gains (losses) - investments	3,507	(15,840)
Foreign currency forward contracts	Net realized and unrealized gains - other	3,651	14,674
Mortgage-backed securities TBA	Net realized and unrealized (losses) gains - investments	(2)	813
Other reinsurance derivatives	Net realized and unrealized gains - other	241	1,801
		$(18,163)	$15,067

Foreign currency forward contracts

The Company enters into foreign currency forward contracts for the purpose of hedging its net investment in foreign subsidiaries which are recorded as designated hedges. Foreign currency forward contracts are also entered into for the purpose of hedging the Company’s foreign currency fixed maturity investments, select investment funds and the Company’s net foreign currency operational assets and liabilities. Foreign currency forward contracts are also entered into for the purpose of gaining exposure to currency movements against the U.S. dollar.

Futures contracts

The Company uses futures contracts to gain exposure to U.S. equity, global equity, emerging market equity and commodities. The Company uses interest rate futures contracts to manage the duration of the fixed maturity investments and foreign currency futures contracts to gain exposure to currency movements against the U.S. dollar.

Total return swaps

The Company uses total return swaps to gain exposure to a global inflation linked bond index and a global equity index. The total return swaps allow the Company to earn the return of the underlying index while paying floating interest plus a spread to the counterparty.

Currency swaps

The Company uses currency swaps to minimize the effect of fluctuating foreign currencies. The currency swaps relate to the Company’s Euro-denominated debentures.

To be announced mortgage-backed securities

The Company also purchases TBAs as part of its investing activities. By acquiring a TBA, the Company makes a commitment to purchase a future issuance of mortgage-backed securities.

Other reinsurance derivatives

The Company writes certain reinsurance contracts that are classified as derivatives in accordance with the FASB ASC Topic for Derivatives and Hedging. The Company has entered into ILW transactions that may be structured as reinsurance or derivatives.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Fair value disclosure

In accordance with the Fair Value Measurements and Disclosures Topic of the FASB ASC, the fair value of derivative instruments held as at December 31, 2011 and 2010 is allocated between levels as follows:

	Fair Value Measurement at December 31, 2011, using:
	Fair value measurements	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Description
Futures contracts	$(5,026)	$(5,026)	$-	$-
Swaps	(999)	-	(999)	-
Foreign currency forward contracts	7,020	-	7,020	-
Total derivatives	$995	$(5,026)	$6,021	$-

For the Level 3 items still held as of December 31, 2011, the total change in fair value for the year, recorded in net realized and unrealized gains (losses) – other, was $nil.

	Fair Value Measurement at December 31, 2010, using:
	Fair value measurements	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant other unobservable inputs (Level 3)
Description
Futures contracts	$2,231	$2,231	$-	$-
Swaps	(1,020)	-	(1,020)	-
Foreign currency forward contracts	(5,229)	-	(5,229)	-
Mortgage-backed securities TBA	(9)	-	(9)	-
Other reinsurance derivatives	(241)	-	-	(241)
Total derivatives	$(4,268)	$2,231	$(6,258)	$(241)

The reconciliation of the fair value for the Level 3 derivative instruments, including purchases and sales, realized gains and changes in unrealized gains, is as follows:

	For the years ended December 31,
	2011	2010
Other reinsurance derivatives
Beginning balance	$(241)	$(1,596)
Total unrealized gains included in earnings	241	1,892
Purchases	-	(537)
Sales	-	-
Closing fair value	$-	$(241)

Transfers between levels, if necessary, are done as of the actual date of the event or change in circumstance that caused the transfer. There were no transfers between levels during the year ended December 31, 2011.

10.    TAXATION

On May 17, 2010, the Company became a Luxembourg tax resident and therefore became subject to corporate income tax and municipal business tax on its worldwide income at the Luxembourg statutory tax rate, currently of 28.8% (for companies operating in Luxembourg City). Dividend income and net capital gains on qualifying investments in subsidiaries can be exempt from corporate income tax and municipal business tax under Luxembourg’s “participation exemption regime” subject to certain holding conditions being met.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

In addition, the Company is subject to net wealth tax on its worldwide wealth. Qualifying investments in subsidiaries under the participation exemption regime are exempt from net wealth tax.

The Company has subsidiaries that operate in various other jurisdictions around the world that are subject to tax and examination by taxing authorities in the jurisdictions in which they operate. The significant jurisdictions in which the Company’s subsidiaries are subject to tax are South Africa, Canada, India, Switzerland, the U.K. and the U.S.

In Switzerland, Flagstone Réassurance Suisse, SA (“Flagstone Suisse”) has been granted a partial tax holiday from the cantonal tax administration of the canton of Valais providing an exemption from cantonal and municipal corporate income and capital taxes for a period of 10 years. Operations of Flagstone Suisse’s branch office in Bermuda are not subject to Bermuda income or capital gains tax under current Bermuda law.

Income tax returns open for examination are as follows: tax years 2010-2011 in South Africa and Switzerland; tax years 2009 to 2011 in the U.K.; tax years 2006-2011 in Canada; tax years 2008-2011 in India, and the U.S.

As a global organization, the Company may be subject to a variety of transfer pricing or permanent establishment challenges by taxing authorities in various jurisdictions. Management has deemed all material tax positions to have a greater than 50% likelihood of being fully sustained on technical merits if challenged.

The Company does not expect any material unrecognized tax benefits within 12 months of December 31, 2011.

Income tax expense for the years ended December 31, 2011 and 2010 is as follows:

	For the years ended December 31,
	2011	2010
Current income tax (recovery) expense
Luxembourg	$2	$-
Non-Luxembourg	(427)	1,505
Deferred income tax (recovery) expense
Non-Luxembourg	374	597
Total income tax (recovery) expense	$(51)	$2,102

	As at December 31,
	2011	2010

Net current tax assets (liabilities)	$437	$(1,177)
Net deferred tax (liabilities) assets	(3,817)	(3,542)
Net tax (liabilities) assets	$(3,380)	$(4,719)

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Deferred tax assets and liabilities reflect the tax impact of temporary differences between the carrying amount of assets and liabilities for financial reporting and income tax purposes. Significant components of the net deferred tax assets (liabilities) as of December 31, 2011 and 2010 are as follows:

	As at December 31,
Deferred tax inventory	2011	2010
Deferred tax assets
Tax loss carryforward	$30,836	$29,360
Other	354	648
Valuation allowance	(30,836)	(29,360)
Deferred tax assets net of valuation allowance	$354	$648
Deferred tax liabilities
Property and fixed assets	(3,984)	(3,990)
Other	(187)	(200)
	(4,171)	(4,190)
Net deferred tax liabilities	$(3,817)	$(3,542)

Realization of deferred tax assets is dependent on generating sufficient taxable income in the future periods. Although realization is not assured, management believes it is more likely than not that the tax benefit of the deferred tax assets net of valuation allowance will be realized.

The valuation allowance relates to operating losses of the Company’s foreign subsidiaries in Cyprus, Luxembourg, Switzerland and the U.K. Local tax laws allow tax losses to be carried forward and offset against future taxable income. However, the Company believes it is necessary to establish a valuation allowance against these operating loss and capital loss deferred tax assets due to the Company’s short operating history and uncertainty regarding its ability to generate sufficient future taxable income to utilize the loss carried forward and realize the deferred tax asset.

The following table is a reconciliation of the difference between the actual tax rate and the Luxembourg statutory rate of 28.8% (28.6% in 2010). As a result, the reconciliation has been presented starting with a 0% rate for this period.

	For the years ended December 31,
	2011	2010
Tax rate reconciliation
Expected statutory tax rate	28.8%	28.6%
Foreign taxes at local expected rates	(28.9%	(30.6%
Net expected statutory tax rate pre-tax benefits	(0.1%	(2.0%
Valuation allowance	(0.3%	3.1%
Tax exempt income and expenses not deductible	(0.1%	0.8%
Prior years tax adjustments	0.4%	(0.1%
Other	0.1%	0.6%
	0.0%	2.4%

11.    RETIREMENT BENEFIT ARRANGEMENTS

For employee retirement benefits, the Company maintains active defined-contribution plans and a defined benefit plan.

Defined Contribution Plans

Contributions are made by the Company, and these contributions are supplemented by the local plan participants. Contributions are based on a percentage of the participant’s base salary depending upon competitive local market practice. Vesting provisions meet legal compliance standards and market trends; the accumulated benefits for the majority of these plans vest immediately or over a two-year period.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The Company incurred expenses for these defined contribution arrangements of $2.1 million and $2.0 million for the years ended December 31, 2011 and 2010, respectively.

Defined Benefit Plan

Under Swiss pension law, the Company is required to maintain a pension plan for its employees in Switzerland, which is classified and accounted for as a defined benefit plan. As at December 31, 2011 and 2010, the net unfunded status at the end of the year was $1.0 million and $1.2 million, respectively and was included in other liabilities in the Consolidated Balance Sheets. The fair value of plan assets as at December 31, 2011 and 2010 was $5.6 million and $4.3 million, respectively.

12.    DEBT AND FINANCING ARRANGEMENTS

Long term debt

The Company’s debt outstanding as at December 31, 2011 and 2010 is as follows:

						Outstanding balance as at
	Issued	Notional	Interest	First	Maturity	December 31,
Issue Type	In	Amount	Rate	Call In	In	2011	2010
Deferrable Interest Debentures	2006	$120,000	LIBOR + 3.54%	2011	2036	$120,000	$120,000
Junior Subordinated Deferrable Interest Notes	2006	€13,000	Euribor + 3.54%	2011	2036	16,825	17,372
Junior Subordinated Deferrable Interest Notes	2007	$100,000	LIBOR + 3.00%	2012	2037	88,750	88,750
Junior Subordinated Deferrable Interest Notes	2007	$25,000	LIBOR + 3.10%	2012	2037	25,000	25,000
						$250,575	$251,122

The FASB ASC Topic on Financial Instruments requires disclosure of fair value information of financial instruments. For financial instruments where quoted market prices are not available, the fair value of these financial instruments is estimated by discounting future cash flows or by using similar recent transactions. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. The Company does not carry its long term debt at fair value on its consolidated balance sheets. As at December 31, 2011 and 2010, the Company estimated the fair value of its long term debt to be approximately $192.7 million and $220.5 million, respectively.

The Note Indentures contain various covenants, including limitations on liens on the stock of restricted subsidiaries, restrictions as to the disposition of the stock of restricted subsidiaries and limitations on mergers and consolidations. The Company was in compliance with all the covenants contained in the Note Indentures at December 31, 2011 and 2010.

Interest expense includes interest payable and amortization of debt offering expenses. The debt offering expenses are amortized over the period from the issuance of the Deferrable Interest Debentures to the earliest date that they may be called by the Company. For the years ended December 31, 2011 and 2010, the Company incurred interest expense of $10.2 million and $10.4 million, respectively, on the Deferrable Interest Debentures. Also, at December 31, 2011 and 2010, the Company had $0.8 million and $0.8 million, respectively, of interest payable included in other liabilities.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Future principal and interest payments on long term debt are expected to be as follows:

Year	Estimated future principal and interest payments
2012	$9,868
2013	9,868
2014	9,868
2015	9,868
2016	9,868
Later years	448,759
Total	$498,099

Letter of credit facilities

On August 31, 2011, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS (“FCML”) entered into a $200.0 million secured committed letter of credit facility with Barclays Bank Plc (the “Barclays Facility”). The Barclays Facility is for letters of credit with a maximum tenor of 15 months and is used to support the reinsurance obligations of the Company. As of December 31, 2011, $52.3 million had been drawn under the Barclays Facility, and the drawn amount was secured by $62.2 million of fixed maturity investments from the Company’s investment portfolio. The Barclays Facility replaced a $200.0 million credit facility with Barclays Bank Plc which commenced on March 5, 2009.

On April 28, 2010, Flagstone Suisse and FCML entered into a secured $450.0 million standby letter of credit facility with Citibank Europe Plc (the “Citi Facility”). The Citi Facility comprised a $225.0 million facility for letters of credit with a maximum tenor of 15 months, to be used to support reinsurance obligations of the Company, and a $225.0 million facility for letters of credit drawn in respect of Funds at Lloyd’s with a maximum tenor of 60 months. On December 21, 2010, the Citi Facility was amended to increase the amount available under the facility by $100.0 million to $550.0 million, with all the terms and conditions remaining unchanged. The Citi Facility now comprises a $310.0 million facility for letters of credit with a maximum tenor of 15 months, to be used to support reinsurance obligations of the Company, and a $240.0 million facility for letters of credit drawn in respect of Funds at Lloyd’s with a maximum tenor of 60 months. As at December 31, 2011, $505.8 million had been drawn under the Citi Facility, and the drawn amount of the facility was secured by $597.0 million of fixed maturity investments from the Company’s investment portfolio. The Citi Facility replaced a $450.0 million credit facility with Citibank Europe Plc which commenced on January 22, 2009.

These facilities are used to provide security to reinsureds and for Funds at Lloyd’s, and they are fully collateralized by the Company, to the extent of the letters of credit outstanding at any given time.

13.    SHAREHOLDERS’ EQUITY

Common shares

At December 31, 2011 and 2010, the total authorized common voting shares of the Company were 300,000,000 and 300,000,000, respectively, with a par value of $0.01 per common share.

The holders of common voting shares are entitled to receive distributions (previously in the form of dividends prior to the Redomestication) as declared from time to time and are entitled to one vote per common share, subject to certain restrictions.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The following table is a summary of common shares issued and outstanding:

	For the years ended December 31,
	2011	2010
Common voting shares:
Balance at beginning of period	68,585,588	82,985,219
Conversion of performance share units (1)	1,359,378	–
Conversion of restricted share units (1)	222,176	10,499
Shares repurchased and cancelled	–	(520,960)
Shares repurchased and held in treasury	–	(13,889,170)
Balance at end of period	70,167,142	68,585,588

(1) Conversion of performance share units and restricted share units are net of shares withheld for the payment of tax on the employee’s behalf.

Share buyback

On September 22, 2008, the Company announced that its Board had approved the repurchase of company common shares, subject to market conditions, share price and other factors. The buyback program allows the Company to purchase, from time to time, its outstanding stock up to a value of $60.0 million. During the year ended December 31, 2009, the Company entered into a private placement purchase agreement to repurchase 2.0 million common shares at a total cost of $19.8 million.

On March 11, 2010, the Company entered into a private purchase agreement to repurchase 2,984,146 common shares pursuant to its buyback program at a total cost of $33.6 million.

On May 18, 2010, the Company announced that its Board had approved an increase in its share buyback program allowing the Company to purchase, from time to time, subject to market conditions, share price and other factors, its outstanding common shares up to a value of $50.0 million.

On May 21, 2010, in connection with the resignation of Mr. Byrne as Executive Chairman of the Company’s Board, the Company entered into a General Release and Settlement Agreement for the repurchase of 2,000,000 common shares from Limestone Business Limited, a company controlled and capitalized by Mr. Byrne. These shares were repurchased pursuant to the Company’s buyback program on May 25, 2010, at a total cost of $24.0 million.

During the third quarter of 2010, the Company repurchased 1,420,960 common shares pursuant to its buyback program at a total cost of $14.8 million. Of the common shares repurchased, 900,000 common shares were purchased on August 20, 2010, under a private purchase agreement for the employee share compensation plans (PSU Plan and Restricted Share Unit Plan (“RSU Plan”)), while the remaining 520,960 common shares were purchased on the open market. As of December 31, 2011, authority to repurchase up to $11.2 million of common shares remained available under the buyback program.

Shares purchased by a subsidiary

On December 14, 2010, pursuant to the Purchase Agreement between Flagstone Bermuda Holdings (“Bermuda Holdings”), Mr. Byrne, and certain companies associated with Mr. Byrne, Bermuda Holdings purchased 8,005,024 shares of Flagstone from such companies in connection with the retirement of Mr. Byrne as a member of the Board at a total cost of $91.9 million.

Warrant

In connection with the initial closing of the private placement for the Company’s common shares in December 2005, the Company issued the Warrant to Haverford for its role in these capital raising activities. The Warrant has been classified as an equity instrument, in accordance with the FASB ASC Subtopic on Derivatives and Hedging – Contracts in Entity’s Own Equity. The Company has determined the Warrant to be compensatory and has recorded its fair value as compensation in the issuance period as there is no required service period. The Warrant granted the holder the right, at any time during the period commencing on December 1, 2010 and ending December 31, 2010, to purchase from the Company up to 12.0% of the issued share capital of the Company at the consummation of the initial private placements of the Company at an exercise price of $14.00 per common share.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Subsequently, in connection with the February 1 and February 23, 2006, additional closings of the private placement of 1,957,008 common shares, the Warrant was amended such that the number of common shares that could be issuable upon exercise of the Warrant would be 8,585,747, being 12.0% of the issued share capital as at February 23, 2006.

At the Company’s Board meeting held on November 14, 2008, the Warrant was amended to change the exercise date from December 1, 2010 to December 31, 2010, to December 1, 2013 to December 31, 2013, to change the strike price to $14.80 from $14.00 and to include a provision that amends the strike price for all dividends paid by the Company from the issuance of the Warrant to its exercise date. As a result of the amendments additional compensation expense of $3.6 million was recognized in general and administrative expenses and in additional paid-in capital in the consolidated financial statements for the year ended December 31, 2008. This value was calculated using the Black-Scholes option pricing model. The assumptions used were: risk-free interest rate 2.8%; expected life 5.05 years; volatility 38.6%; dividend yield 1.59%. The volatility assumption was based on the average historical volatility of a group of comparable companies over a period equal to the expected life of the Warrant.

On June 25, 2010, the Warrant was amended and restated so that Haverford could transfer the Leyton Warrant to Leyton Limited, a company associated with Flagstone’s chief executive officer David Brown. Haverford continued to hold the Haverford Warrant and all other terms of each Warrant remained unchanged.

On December 14, 2010, in connection with the retirement of Mr. Byrne as a member of the Board of the Company and pursuant to the Purchase Agreement between Bermuda Holdings, Mr. Byrne and Haverford and Limestone, companies associated with Mr. Byrne, Bermuda Holdings purchased the Haverford Warrant at a total cost of $14.2 million, which includes $0.7 million of transaction costs. In accordance with Compensation – Stock Compensation Topic of the FASB ASC, as the Haverford Warrant purchase price was based on an estimate of the Haverford Warrant purchase date fair value, additional paid-in capital was charged for the amount of the Haverford Warrant purchase price and related transaction expenses.

On December 14, 2010, the Company purchased the Haverford Warrant from Bermuda Holdings. The Company subsequently cancelled the Haverford Warrant. The Leyton Warrant, exercisable at maturity for 630,194 common shares of the Company, remains outstanding.

14.    SHARE-BASED COMPENSATION

The Company accounts for share-based compensation in accordance with the Compensation – Stock Compensation Topic of the FASB ASC which requires entities to measure the cost of services received from employees and directors in exchange for an award of equity instruments based on the grant date fair value of the award. The cost of such services will be recognized as compensation expense over the period during which an employee or director is required to provide service in exchange for the award. The Company’s share based compensation plans consist of PSUs and RSUs.

Performance Share Units

The Company’s PSU Plan is the Company’s shareholder approved primary executive long-term incentive scheme. Pursuant to the terms of the PSU Plan, at the discretion of the Compensation Committee of the Board, PSUs may be granted to executive officers and certain other key employees and vesting is contingent upon the Company meeting certain DROE goals.

Upon vesting, the PSU holder shall be entitled to receive a number of common shares of the Company (or the cash equivalent, at the election of the Company) equal to the product of the number of PSUs granted multiplied by a factor based on the Company’s DROE during the vesting period. The factor will range between 0.5 and 1.5, depending on the DROE achieved during the vesting period. PSUs vest over a period of two or three years. The fair value of PSUs granted under the PSU Plan is estimated on the date of grant using the fair value on the grant date and the most probable DROE outcome.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

At the Company’s Annual General Meeting of shareholders held on May 14, 2010, the PSU Plan was amended to modify the treatment of PSUs upon the retirement of an employee and to cancel PSUs if (a) the Company is required to make a financial restatement due to a material misstatement and (b) those PSUs were granted based upon the erroneous financial information.

A summary of the activity under the PSU Plan as at December 31, 2011 and 2010, and changes during the years ended December 31, 2011 and 2010, is as follows:

	For the years ended December 31,
	2011			2010
	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term

Outstanding at beginning of period	3,998,558	$10.25	0.9	3,305,713	$10.04	1.6
Granted	785,000	12.55		878,000	11.05
Forfeited	(109,733)	11.24		(185,155)	10.28
Performance factor changes	(1,584,374)	10.84		-	-
Exercised	(1,413,326)	10.12		-	-
Outstanding at end of period	1,676,125	10.83	0.7	3,998,558	10.25	0.9

The Company reviews its assumptions in relation to the PSUs on a quarterly basis. Taking into account the results to date and the expected results for the remainder of the performance periods, the Company has established the most probable factor as the minimum for each series, with the exception of one series which has been established to have a probable factor of 60%. For the years ended December 31, 2011 and 2010, respectively, $(1.1) million and $14.9 million has been recorded in general and administrative expenses in relation to the PSU Plan. The issuance of shares with respect to the PSUs is contingent upon the attainment of certain levels of average DROE over a two or three year period. As at December 31, 2011 and 2010, there was a total of $4.8 million and $12.2 million, respectively, of unrecognized compensation cost related to non-vested PSUs; that cost is expected to be recognized over a period of approximately 1.6 years and 1.5 years, respectively.

Since the inception of the PSU Plan, 1,473,326 PSUs have vested and 2,368,658 PSUs have been cancelled.

Restricted Share Units

The purpose of the Company’s Amended and Restated Employee Restricted Share Unit Plan (the “RSU Plan”) is to encourage employees and directors of the Company to further the development of the Company and to attract and retain key employees for the Company’s long term success. The RSUs granted to employees vest over a period of approximately two years while RSUs granted to directors vest on the grant date.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

A summary of the activity under the RSU Plan as at December 31, 2011 and 2010, and changes during the years ended December 31, 2011 and 2010, is as follows:

	For the years ended December 31,
	2011			2010
	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term

Outstanding at beginning of period	577,213	$11.08	0.3	373,157	$10.89	0.5
Granted	270,134	11.62		272,836	11.11
Forfeited	(71,500)	11.82		(60,740)	10.16
Exercised in the period	(251,668)	10.79		(8,040)	10.51
Outstanding at end of period	524,179	11.40	0.3	577,213	11.08	0.3

As at December 31, 2011 and 2010, there was a total of $1.0 million and $0.9 million, respectively, of unrecognized compensation cost related to non-vested RSUs; that cost is expected to be recognized over a period of approximately 1.0 year and 1.0 year, respectively. A compensation expense of $2.3 million and $2.4 million has been recorded in general and administrative expenses for the years ended December 31, 2011 and 2010, respectively, in relation to the RSU Plan.

Since the inception of the RSU Plan in July 2006, 560,242 RSUs granted to employees have vested and no RSUs granted to employees have been cancelled. During the years ended December 31, 2011 and 2010, 63,964 and 64,896 RSUs, respectively, were granted to the directors. During the years ended December 31, 2011 and 2010, 92,268 and 8,040 RSUs, respectively, granted to directors were converted into common shares of the Company as elected by the directors.

The Company uses a nil forfeiture assumption for its PSUs and RSUs. The intrinsic value of the PSUs and RSUs outstanding as of December 31, 2011 was $13.9 million and $4.3 million, respectively.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

15.    EARNINGS (LOSS) PER COMMON SHARE

The computation of basic and diluted earnings (loss) per common share for the years ended December 31, 2011 and 2010 is as follows:

	For the years ended December 31,
	2011	2010

Basic earnings per common share
Net (loss) income attributable to Flagstone	$(326,133)	$97,084
Weighted average common shares outstanding	69,809,727	78,391,591
Weighted average vested restricted share units	320,029	265,097
Weighted average common shares outstanding—Basic	70,129,756	78,656,688
Basic (loss) earnings per common share	$(4.65)	$1.23

Diluted earnings per common share
Net (loss) income attributable to Flagstone	$(326,133)	$97,084
Weighted average common shares outstanding	69,809,727	78,391,591
Weighted average vested restricted share units outstanding	320,029	265,097
	70,129,756	78,656,688
Share equivalents:
Weighted average unvested restricted share units	-	223,902
Weighted average unvested performance share units	-	-
Weighted average common shares outstanding—Diluted	70,129,756	78,880,590
Diluted (loss) earnings per common share	$(4.65)	$1.23

Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of earnings per share in periods of net loss because the effect of such securities would be anti-dilutive. The number of anti-dilutive share equivalents that were excluded in the computation of diluted earnings per share for the year ended December 31, 2011, was 1,057,118. Also at December 31, 2011 and 2010, there was a warrant outstanding which would result in the issuance of 630,194 and 630,194 common shares, respectively, that were excluded from the computation of diluted earnings per common share because the effect would be anti-dilutive. Because the number of shares contingently issuable under the PSU Plan depends on the average DROE over a two or three year period, the PSUs are excluded from the calculation of diluted earnings per common share until the end of the performance period, at which time the number of shares issuable under the PSU Plan will be known. As at December 31, 2011 and 2010, there were 1,676,125 and 3,998,558 PSUs, respectively, which were expected to vest. The maximum number of common shares that could be issued under the PSU Plan at December 31, 2011 and 2010 was 4,722,175 and 5,751,765, respectively.

16.    NONCONTROLLING INTEREST

At December 31, 2011, the Company’s consolidated results included the results of Mont Fort from January 12, 2007 onwards (see Note 5). The portions of Mont Fort’s net income and shareholders’ equity attributable to holders of the preferred shares for the years ended December 31, 2011 and 2009 are recorded in the consolidated financial statements of the Company as noncontrolling interest. On August 10, 2009, Mont Fort repurchased 43.6 million preferred shares relating to its first cell, Mont Fort ILW for $63.1 million. On June 3, 2010 and July 27, 2010, Mont Fort repurchased 17.3 million and 32.7 million preferred shares relating to its second cell, Mont Fort ILW 2, for $32.0 million and $47.5 million, respectively. On March 25, 2011, Mont Fort repurchased 28.1 million preferred shares relating to its third cell, Mont Fort High Layer, for $46.5 million. As a result of this preferred share repurchase there is no longer a noncontrolling interest in Mont Fort. In relation to Mont Fort, the Company recorded income (loss) attributable to noncontrolling interest of $(0.6) million and $10.5 million, respectively, for the years ended 2011 and 2010 and $nil and $45.9 million, respectively, was included in noncontrolling interest on the consolidated balance sheets as at 2011 and 2010.

At December 31, 2011, the Company’s consolidated results include the results of Island Heritage from July 1, 2007 onwards. The portions of Island Heritage’s net income and shareholders’ equity attributable to the minority shareholders for the years ended December 31, 2011 and 2010, are recorded in the consolidated financial statements of the Company as noncontrolling interest. In relation to Island Heritage, the Company recorded income (loss) attributable to noncontrolling interest of $(2.1) million and $(1.9) million, for the years ended December 31, 2011 and 2010, respectively, and $17.5 million and $15.9 million, respectively, was included in noncontrolling interest on the consolidated balance sheets as at December 31, 2011 and 2010. On October 24, 2011, the Company announced its decision to divest its ownership position in Island Heritage. Refer to Note 3 “Discontinued Operations” for more information.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

17.    RELATED PARTY TRANSACTIONS

On November 24, 2009, Flagstone Suisse entered into a senior unsecured loan agreement with Star and Shield Holdings LLC (“Star and Shield”), the manager of a member owned insurance company in which the Company holds a 43.3% equity investment interest. Under the terms of the agreement, the Company agreed to a revolving basis commitment of $2.5 million with an interest rate of LIBOR plus 8.5% per annum, adjusted and compounded quarterly on any unpaid balance of principal and interest until the maturity of the loan which is no later than November 24, 2012. On December 21, 2010, the agreement was amended to increase the commitment to $3.5 million.

On July 9, 2011, Flagstone Suisse entered into a senior unsecured convertible loan agreement with Star and Shield. Under the terms of the agreement, the Company agreed to lend $3.5 million with an interest rate of three month LIBOR plus 12.0%, adjusted and compounded quarterly on any unpaid balances of principal and interest until the final maturity of the loan which is no later than May 31, 2016. The loan is also convertible at the option of the lender for shares of Star and Shield based on the terms of the agreement.

As at December 31, 2011 and December 31, 2010, the Company had advanced $7.0 million and $3.5 million, respectively, as a loan receivable from Star and Shield on its Consolidated Balance Sheet.

On May 21, 2010, Mr. Byrne stepped down as Executive Chairman of the Board. In connection with his resignation, Mr. Byrne and Bermuda Holdings entered into a General Release and Settlement Agreement (the “Release Agreement”) which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2010, and filed with the SEC on August 3, 2010.

Under the terms of the Release Agreement, Bermuda Holdings paid Mr. Byrne a lump-sum cash severance payment of $1.1 million on May 24, 2010, and agreed to pay a second lump-sum cash severance payment of $1.1 million on May 20, 2012, in respect of amounts payable to Mr. Byrne pursuant to the terms of his employment agreement and other compensation rights. All equity, equity-based, bonus or incentive compensation awards (including performance share units under the PSU Plan) held by Mr. Byrne have been forfeited without payment. The Release Agreement also provides Mr. Byrne with continuation of certain benefits, including medical insurance. Pursuant to the Release Agreement, Mr. Byrne and Bermuda Holdings mutually released one another from, amongst other things, any and all existing liabilities and agreements relating to Mr. Byrne’s employment with the Company.

On December 8, 2010 Bermuda Holdings entered into a Share and Warrant Purchase Agreement (the “Purchase Agreement”) with Mr. Byrne, Limestone, and Haverford pursuant to which Bermuda Holdings (i) purchased from Limestone 5,155,156 shares of the Company at a price of $11.4823 per share, (ii) purchased from Haverford 2,849,868 shares of Flagstone at a price of $11.4823 per share, and (iii) purchased from Haverford, at a price of $13,500,000, the Haverford Warrant. The transactions contemplated by the Purchase Agreement were completed on December 14, 2010. For further information on these purchases, refer to Note 13 “Shareholders’ Equity”.

On December 14, 2010, Mr. Byrne retired as a member of the Board. In connection with his retirement, the Company, Mr. Byrne, Limestone and Haverford entered into a letter agreement dated December 8, 2010 (the “Letter Agreement”), pursuant to which the Company agreed to continue to indemnify Mr. Byrne for actions taken by him while an employee or a director of the Company to the same extent as other former employees and directors of the Company.

On May 17, 2010, the Company entered into a commitment agreement to purchase $25.0 million of Marathon Legacy Securities Public-Private Investment Funds, Ltd. On September 30, 2010, the Company entered into a further commitment agreement to purchase $9.0 million of the fund. From 2005 until December 31, 2011, a member of the Company’s Board is also a managing director of Marathon Asset Management, L.P., the investment manager of the fund. As of December 31, 2011, the market value of the Company’s investment in this fund was $33.8 million and there was no remaining capital commitment.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The Company’s subsidiaries have investment management agreements in place with Neuberger Berman Fixed Income LLC, which owns shares in the Company. Investment management fees under these agreements during 2011 were $0.4 million.

18.    COMMITMENTS AND CONTINGENCIES

Concentrations of credit risk

Credit risk arises out of the failure of a counterparty to perform according to the terms of the contract. The Company is exposed to credit risk in the event of non-performance by the counterparties to the Company’s foreign exchange forward contracts, currency swaps and interest rate swaps. However, because the counterparties to these agreements are high credit quality international banks, the Company does not anticipate any non-performance. The Company also holds counterparty collateral or posts collateral with the derivative counterparties, as allowed for in the International Swaps and Derivatives Association (“ISDA”) agreements, in order to mitigate the counterparty exposure risk related to the fair value of the derivatives. The difference between the contract amounts and collateral held or posted is the Company’s credit exposure with these counterparties.

As at December 31, 2011 and 2010, substantially all of the Company’s portfolio cash and investments were held with one custodian bank.

The Company’s investment portfolio is managed in accordance with the diversification strategy outlined in the Company’s investment policy guidelines. Specific provisions limit the allowable holdings of a single issue or issuer. The Company believes that there are no significant concentrations of credit risk associated with its investments.

Brokers

The Company also underwrites the majority of its reinsurance business through brokers and a credit risk exists should any of these brokers be unable to fulfill their contractual obligations with respect to the payments of reinsurance balances to the Company. Concentrations of credit risk with respect to reinsurance balances are as described in Note 20 “Segment Reporting”.

For the year ended December 31, 2011, two brokers accounted for approximately 67% of gross premiums written and for the year ended December 31, 2010, two brokers accounted for approximately 71% of gross premiums written.

Lease commitments

The Company and its subsidiaries lease office space and guest accommodations in the countries in which they operate under operating leases which expire at various dates. The Company renews and enters into new leases in the ordinary course of business as required. Total rent expense with respect to these operating leases for the years ended December 31, 2011 and 2010, was approximately $3.4 million and $2.7 million.

Future minimum rental lease payments under the leases are expected to be as follows:

For the years ending December 31,	Rental Leases
2012	$3,690
2013	2,818
2014	2,371
2015	1,855
2016	808
2017 and thereafter	361
Total minimum future lease commitments	$11,903

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Capital Commitments

During 2008, the Company entered into an agreement to acquire an office building in Luxembourg. The building is currently under construction and is expected to be completed in 2012. During 2009, the Company entered into an agreement to acquire an office building in Martigny. The remaining balance of $0.7 million and $4.6 million, respectively, for Luxembourg and Martigny, is to be paid as specific milestones are reached in the construction.

Investment commitments

The Company has made certain commitments with respect to investments in investment funds. As at December 31, 2011 and 2010, the total outstanding investment commitments were $10.7 million and $13.7 million, respectively.

Legal proceedings

In the normal course of business, the Company may become involved in various claims litigation and legal proceedings.

As at December 31, 2011 and 2010, the Company was not a party to any material litigation or arbitration proceedings.

19.    DIVIDEND RESTRICTIONS AND STATUTORY REQUIREMENTS

Luxembourg

The shareholders may declare dividends at a general meeting of shareholders, but, in accordance with the Articles of Incorporation of the Company, the dividend may not exceed the amount recommended by the Board. Dividends may only be declared from the distributable reserves of the Company. In accordance with the provisions of Luxembourg law, no distributions to shareholders may be made when on the closing date of the financial year of the Company, the net assets as set out in the annual accounts are, or would following such a distribution, be lower than the subscribed capital plus the reserves which may not be distributed under the Luxembourg law or by virtue of the Articles. The amount of a distribution to shareholders may not exceed the amount of profits at the end of the last financial year plus any profits carried forward and any amounts drawn from reserves which are available for that purpose, less any losses carried forward and sums to be placed to reserve in accordance with the Luxembourg law or in accordance with the Articles.

Shareholders may declare dividends at a general meeting by means of ordinary resolution, being a resolution passed by a simple majority of shareholders present at a general meeting, with a quorum of at least two shareholders present.

Share premium will be available for repayment to the shareholders in the discretion of the Board.

Dividends may be paid in (1) cash in the form of a check, or by warrant, or (2) wholly or partly in kind by the distribution of assets (in particular, paid up shares, debentures or debenture stock) to shareholders.

No dividend or other monies payable in respect of a share in the Company will bear interest against the Company unless otherwise provided by the rights attached to the share.

Subject to the Luxembourg Company law, interim dividends may be declared by the Board. The declaration of interim dividends is subject to the approval of shareholders at the next general meeting. Where the payments made on account of interim dividends exceed the amount of dividends subsequently approved by shareholders at the general meeting, they shall, to the extent of the overpayment, be deemed to have been paid on account of the next dividend. The Articles of Incorporation of the Company allow for the declaration of interim dividends, but any payment of interim dividends shall be subject to the conditions that: (i) interim accounts shall be drawn up showing that the funds available for distribution are sufficient; (ii) the amount to be distributed may not exceed total profits made since the end of the last financial year for which the accounts have been approved, plus any profits carried forward and sums drawn down from reserves available for this purpose, less losses carried forward any sums to be placed to reserve pursuant to the requirements of the law or the Articles of Incorporation; (iii) the decision of the Board to distribute an interim dividend may not be taken more than two months after the date at which the interim accounts (before mentioned) have been made up; (iv) in their report, the Board and the authorized statutory auditor shall verify whether the above conditions have been satisfied.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Since the Redomestication of the Company from Bermuda to Luxembourg in May 2010, the Company has paid six quarterly distributions to shareholders in the amount of $0.04 per share, which are subject to the requirements set out in the previous paragraph.

Switzerland

Flagstone Suisse is licensed to operate as a reinsurer in Switzerland and is also licensed in Bermuda through the Flagstone Suisse Branch office and is not licensed in any other jurisdictions. Because many jurisdictions do not permit insurance companies to take credit for reinsurance obtained from unlicensed or non-admitted insurers on their statutory financial statements unless appropriate security mechanisms are in place, the Company anticipates that the Company’s reinsurance clients will typically require Flagstone Suisse to post a letter of credit or other collateral.

Swiss law permits dividends to be declared only after profits have been allocated to the reserves required by law and to any reserves required by the articles of incorporation. The articles of incorporation of Flagstone Suisse do not require any specific reserves. Therefore, Flagstone Suisse must allocate any profits first to the reserve required by Swiss law generally, and may pay as dividends only the balance of the profits remaining after that allocation. In the case of Flagstone Suisse, Swiss law requires that 20% of the company’s profits be allocated to a “general reserve” until the reserve reaches 50% of its paid-in share capital. In addition, a Swiss reinsurance company may pay a dividend only if, after payment of the dividend, it will continue to comply with regulatory requirements regarding minimum capital, special reserves and solvency requirements.

Bermuda

While Mont Fort is registered as a Class 3 insurer in Bermuda the following disclosure focuses on Flagstone Suisse operating through its Bermuda branch as it is subject to the most onerous regulation and supervision.

Bermuda law limits the maximum amount of annual dividends or distributions that can be paid by Flagstone Suisse to the Company and in certain cases requires the prior notification to, or the approval of, the Bermuda Monetary Authority (the “BMA”). As a Bermuda Class 4 reinsurer, Flagstone Suisse may not pay dividends in any financial year which would exceed 25% of its total statutory capital and surplus, as shown on its statutory balance sheet in relation to the previous financial year, unless at least seven days before payment of those dividends, it files an affidavit with the BMA signed by at least two directors and Flagstone Suisse’s principal representative, which states that in their opinion, declaration of those dividends will not cause Flagstone Suisse to fail to meet its prescribed solvency margin and liquidity ratio. Further, Flagstone Suisse may not reduce by 15% or more its total statutory capital as set out in its previous year’s financial statements, without the prior approval of the BMA. This may limit the amount of funds available for distribution to the Company, restricting the Company’s ability to pay dividends, make distributions and repurchase any of its common shares. Flagstone Suisse was required to maintain a minimum level of statutory capital and surplus of $306.2 million (unaudited) and $345.8 million (unaudited), as at December 31, 2011 and 2010, respectively. Actual statutory capital and surplus as at December 31, 2011 and 2010 was $1.4 billion (unaudited) and $1.6 billion, respectively.

In 2008, new statutory legislation was enacted in Bermuda, which included, among other things, the Bermuda Solvency Capital Requirement (“BSCR”) which is a standard mathematical model designed to give the BMA more advanced methods for determining an insurer’s capital adequacy. Underlying the BSCR is the belief that all insurers should operate on an ongoing basis with a view to maintaining their capital at a prudent level in excess of the minimum solvency margin otherwise prescribed under the Bermuda Insurance Act. Effective December 31 2008, the BMA required all Class 4 insurers to maintain their capital at a target level which is set at 120% of the minimum amount calculated in accordance with the BSCR or an approved in-house model. The Company is currently completing the 2011 BSCR for its Class 4 insurers and at this time believes that Flagstone Suisse will exceed the target level of capital.

South Africa

Flagstone Africa is licensed to operate as a reinsurer in South Africa and is subject to statutory minimum capital requirements under applicable legislation. In addition, a South African reinsurance company may pay a dividend only if, after payment of the dividend, it will continue to comply with regulatory requirements regarding minimum capital, special reserves and solvency requirements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

Reserve

The Company is required by Luxembourg law to allocate a sum of at least one twentieth of the net profits of the Company to the creation of a legal reserve. This allocation ceases to be compulsory when the reserve has reached an amount equal to one-tenth of the corporate capital, but shall again be compulsory if the reserve falls below such one-tenth.

The Company has reserves in excess of one-tenth of the corporate capital of the Company.

Flagstone Capital Management Luxembourg – SICAF FIS

In accordance with the Private Placement Memorandum of FCML, the general meeting of FCML shall determine how the profits (including net realized capital gains) of FCML shall be disposed of and may from time to time declare, or authorize the board of directors of FCML to declare dividends, provided however that the capital of FCML including issue premiums does not fall below €1,250,000 or the equivalent thereof in any currency in which shares in FCML are issued. Dividends may also be paid out of net unrealized capital gains after deduction of realized losses. Dividends declared will be paid in the applicable sub-fund’s base currency and may be paid at such places and times as may be determined by the board of directors of FCML.

The board of directors of FCML is further authorized to pay interim dividends subject to the relevant provisions of the Luxembourg law and any conditions or procedures as resolved by the board of directors.

20.    SEGMENT REPORTING

To better align the Company’s operating and reporting structure with its current strategy, as a result of the strategic decision to divest of its Lloyd’s and Island Heritage reporting segments, the Company has revised its reportable segments. Management views the operations and management of the company’s continuing operations as one reporting segment and does not differentiate its lines of business into separate reporting segments. As a result of this process, the Company now reports its results to the chief operating decision maker based on one reporting segment.

The Company regularly reviews our financial results and assesses our performance on the basis of its single reporting segment in accordance with the Segment Reporting Topic of the FASB ASC.

The comparative information below reflects the Company’s current segment structure.

The lines of business are more fully described as follows:

1)
Property Catastrophe Reinsurance. Property catastrophe reinsurance contracts are typically ”all risk” in nature, meaning that they protect against losses from earthquakes and hurricanes, as well as other natural and man-made catastrophes such as tornados, wind, fires, winter storms, and floods (where the contract specifically provides for coverage). Losses on these contracts typically stem from direct property damage and business interruption. To date, property catastrophe reinsurance has been the Company’s most important product. The Company writes property catastrophe reinsurance primarily on an excess of loss basis. In the event of a loss, most contracts of this type require us to cover a subsequent event and generally provide for a premium to reinstate the coverage under the contract, which is referred to as a ”reinstatement premium”. These contracts typically cover only specific regions or geographical areas, but may be on a worldwide basis.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

2)
Property Reinsurance. The Company also provides reinsurance on a pro rata share basis and per risk excess of loss basis. Per risk reinsurance protects insurance companies on their primary insurance risks on a single risk basis, for example, covering a single large building. All property per risk and pro rata business is written with loss limitation provisions, such as per occurrence or per event caps, which serve to limit exposure to catastrophic events.

3)
Short-tail Specialty and Casualty Reinsurance. The Company also provides short-tail specialty and casualty reinsurance for risks such as aviation, energy, personal accident and health, satellite, marine and workers’ compensation catastrophe. Most short-tail specialty and casualty reinsurance is written with loss limitation provisions.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

The following tables set forth a breakdown of the Company’s gross premiums written by line of business and geographic area of risks insured for the periods indicated:

	For the years ended December 31,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of business
Property catastrophe	$430,781	54.5%	$474,501	57.9%
Property	177,485	22.5%	175,830	21.5%
Short-tail specialty and casualty	181,431	23.0%	169,203	20.6%
Total	$789,697	100.0%	$819,534	100.0%

	For the years ended December 31,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (1)
Caribbean	$6,852	0.9%	$9,788	1.2%
Europe	125,777	15.9%	126,833	15.5%
Japan and Australasia	93,501	11.8%	60,354	7.4%
North America	347,692	44.0%	400,264	48.8%
Worldwide risks (2)	168,458	21.4%	172,172	21.0%
Other	47,417	6.0%	50,123	6.1%
Total	$789,697	100.0%	$819,534	100.0%

(1)Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.

(2)Includes contracts that cover risks in two or more geographic zones.

For the years ended December 31, 2011 and 2010, gross premiums written by brokers were as follows:

	For the years ended December 31,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Name of broker
Aon Benfield	$262,118	33.2%	$309,795	37.8%
Guy Carpenter	267,306	33.8%	270,517	33.0%
Willis Group	116,892	14.8%	100,585	12.3%
Other brokers	143,381	18.2%	138,637	16.9%
Total	$789,697	100.0%	$819,534	100.0%

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

21.    IFRS RECONCILIATION OF COMPREHENSIVE INCOME FOR THE FINANCIAL PERIOD AS PER US GAAP

The reconciliation of the comprehensive income for the year ended December 31, 2011 and Shareholders’ Equity as of December 31, 2011 between the amounts obtained using U.S. GAAP and those obtained using the accounting principles generally accepted under IFRS is presented below:

	2011
	US’000
Comprehensive Loss for the financial period as per US GAAP	$(332,539)
Impact of utilizing the bid price for the investment portfolio	(1,295)	(i)
Reversal of revaluation on Flagstone Syndicate Management Limited’s non-monetary assets	(479)	(ii)
Comprehensive Loss for the financial period as per IFRS	$(334,313)
Shareholders’ equity as at December 31, 2011 as per US GAAP	$789,048
Effect on opening retained earnings of the adoption of IFRS (net of taxes)	(328)	(iii)
Impact of utilizing the bid price for the investment portfolio	(1,295)	(i)
Reversal of revaluation on Flagstone Syndicate Management Limited’s non-monetary assets(net of taxes)	(351)	(ii)
Shareholders’ Equity as at December 31, 2011 as per IFRS	$787,074

(i) Under U.S. GAAP, fair value measurement of the portfolio incorporates mid-market price or a price within the bid-ask spread that represents fair value. Under IFRS fair value measurement should incorporate the bid price for assets. The adjustment above reflects restating the investment portfolio utilizing bid pricing.

(ii) FSML Syndicate 1861 operates segregated multi-currency ledgers and under US GAAP each foreign currency ledger is treated as a separate branch and retranslated. Under IFRS, such an approach is not permitted with balances in the entity’s non-functional currency required to be retranslated through income if considered monetary or held at the historic transaction cost if considered non-monetary.

(iii) The impact on opening retained earnings at January 1, 2010 after making the various accounting treatment elections permitted upon adoption of IFRS.

22.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events through to the date the financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

23.   NAMES AND REGISTERED OFFICES OF THE UNDERTAKINGS INCLUDED IN THE CONSOLIDATION

Flagstone Reinsurance Holdings, S.A. List of Subsidiaries

Subsidiary	Jurisdiction	Ownership Interest Held By Immediate Parent
Flagstone (Gibraltar) Limited	Gibraltar	100.0%	Suite 1, Burns House, 19 Town Range, Gibraltar
Flagstone Finance SA	Luxembourg	100.0%	65, Avenue de la Gare, L-1611 Luxembourg, R.C.S. Luxembourg B 118871
Flagstone Réassurance Suisse SA	Switzerland	100.0%	Rue du College, 1 CH-1920 Martigny
Island Heritage Holdings Limited	Cayman Islands	60.0%	Ugland House, Grand Cayman – KY1-1104 Cayman Islands
Flagstone Reinsurance Africa Limited	South Africa	100.0%	Office 102, 1st Floor, The Firs Corner Cradock and Biermann Avenue, Rosebank, Johannesburg, 2196, South Africa
Flagstone Alliance Insurance and Reinsurance Plc	Cyprus	100.0%	3rd Floor, Iris House, 8, John Kennedy Street, Limassol 3106 Cyprus
Flagstone Capital Management Luxembourg SICAF-FIS SA	Luxembourg	100.0%	65, Avenue de la Gare, L-1611 Luxembourg, R.C.S Luxembourg B 141810
IAL Leasing Ltd.	Bermuda	100.0%	2nd Floor, Wellesley House, 90 Pitt’s Bay Road HM 08, Bermuda
Flagstone Holdings (UK) Limited	England and Wales	100.0%	4th Floor, 1 Minster Court, Mincing Lane, London, EC3R 7AA
Flagstone Corporate Name Limited	England and Wales	100.0%	4th Floor, 1 Minster Court, Mincing Lane, London, EC3R 7AA
Flagstone Syndicate Management Limited (formerly Marlborough Underwriting Agency Limited)	England and Wales	100.0%	Floor, 1 Minster Court, Mincing Lane, London, EC3R 7AA
Flagstone Capital Management (Bermuda) Limited	Bermuda	100.0%	2nd Floor, Wellesley House, 90 Pitt’s Bay Road HM 08, Bermuda
Flagstone Underwriters Latin America Limited	Puerto Rico	100.0%	268 Munoz Rivera Ave, Suite 1900, Western Bank, World Plaza, San Juan, Puerto Rico
Flagstone Management Services (Halifax) Limited	Canada	100.0%	2000 Barrington Street, Suite 700, Cogswell Tower, Halifax NS B3J 3K1 Canada
Flagstone (Mauritius) Limited	Mauritius	100.0%	Level 11, One Cathedral Square Port Louis, Mauritius
Flagstone Underwriting Support Services (India) Private Limited	India	100.0%	Plot No:36&37, Financial District, Nanakramguda(V), Gachibowli, Hyderabad - 500032, India
Flagstone Representatives Limited	England and Wales	100.0%	4th Floor, 1 Minster Court, Mincing Lane, London, EC3R 7AA
Mont Fort Re Limited	Bermuda	100.0%	2nd Floor, Wellesley House, 90 Pitt’s Bay Road HM 08, Bermuda
Flagstone Reinsurance (Luxembourg), SARL	Luxembourg	100.0%	65, Avenue de la Gare, L-1611 Luxembourg, R.C.S Luxembourg B 141810
Flagstone (Bermuda) Holdings Limited	Bermuda	100.0%	2nd Floor, Wellesley House, 90 Pitt’s Bay Road HM 08, Bermuda

At both December 31, 2011 and 2010, the Company holds 43.3% equity investment interest in Star and Shield Holdings LLC (“Star and Shield”), a member owned insurance company with a carrying value of $2.2 and $3.1 million, respectively. The Company’s share of the net loss for the years ended December 31, 2011 and 2010 was $0.9 million and $1.2 million, respectively.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables expressed in thousands of U.S. Dollars, except for share amounts, per share amounts and percentages)

25.    EMPLOYEES

The average number of staff employed during 2011 is 388 (2010 is 456) with 96 (2010 – 106) engaged in the underwriting activities of modeling, actuarial pricing and underwriting and 292 (2010 – 344) engaged in support activities including accounting, claims, Information Technology. The total staff costs for 2011 and 2010 amounted to $74.0 million and $97.5 million, respectively.

26.    EMOLUMENTS

The amounts of emoluments granted in 2011 and 2010 to the members of the administrative, managerial and supervisory bodies of the Company by reason of their responsibilities in the Company was $1.5 million and $1.6 million, respectively.
There are no commitments in respect of retirement pensions for former members of those bodies and no advances or loans granted to members of the managing and supervisory bodies.

27.    FEES TO THE AUTHORIZED AUDIT FIRM

The following sets forth the fees billed to the Company by Deloitte & Touche Ltd. (Bermuda) and its affiliates during the 2011 fiscal year:

Audit Fees

Aggregate audit fees charged to the Company by Deloitte & Touche Ltd. (Bermuda) for the fiscal years ended December 31, 2011 and 2010 were $3,387,791 and $2,940,819, respectively. The aggregate audit fees in respect to the fiscal year ended December 31, 2011 and 2010 include audit fees payable by the Company to Deloitte. Audit fees were for (a) the audit of the Company’s annual financial statements, (b) review of the Company’s quarterly financial statements, and (c) statutory audits.

Audit-Related Fees

Audit-related fees charged to the Company by Deloitte & Touche Ltd. (Bermuda) for the fiscal years ended December 31, 2011 and 2010 were $7,860 and $60,649, respectively, for assurance and related services that are related to the audit and review of the financial statements (including technical consultations and services provided in relation to securities offerings) which are not reported as audit fees above.

Tax Fees

Fees charged to the Company by Deloitte & Touche Ltd. (Bermuda) for all tax-related services for the fiscal years ended December 31, 2011 and 2010 were $27,651 and $40,594, respectively. These fees were for professional services rendered for tax compliance.

All Other Fees

The aggregate fees charged by Deloitte & Touche Ltd. (Bermuda) for products and services rendered to the Company, other than the services described above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”, for the fiscal years ended December 31, 2011 and 2010 were $nil and $1,500, respectively. The Audit Committee has considered whether any information technology and non-audit consulting services provided by Deloitte & Touche Ltd. (Bermuda) could impair the independence of Deloitte & Touche Ltd. (Bermuda). No such services were provided by Deloitte & Touche Ltd. (Bermuda) during 2011 or 2010 and thus the Audit Committee concluded that such services did not impair the auditor’s independence.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme

ANNUAL ACCOUNTS AND
REPORT OF THE
REVISEUR D’ENTREPRISES AGREE

DECEMBER 31, 2011

65, Avenue de la Gare
L-1611 Luxembourg
R.C.S. Luxembourg : B 153.214

Page
ANNUAL ACCOUNTS
- Balance sheet	A-52
- Profit and loss account	A-53
- Notes to the accounts	A-54

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
BALANCE SHEET
December 31, 2011

A S S E T S	Notes	2011	2010	L I A B I L I T I E S	Notes	2011	2010
		USD 000’s	USD 000’s			USD 000’s	USD 000’s

FIXED ASSETS				CAPITAL AND RESERVES

				Subscribed capital	7	845	845
				Share premium account	8	739,640	707,007
Financial assets				Reserve for own shares	8	118,523	178,718
- Shares in affiliated undertakings	3	1,149,013	1,149,013	Profit brought forward	8	90,046	103,509
		1,149,013	1,149,013	Interim dividends		(9,555)	-
				Loss for the financial year	8	(41,083)	(13,463)
CURRENT ASSETS						898,416	976,616
Debtors
Amount owed by affiliated undertakings	4			SUBORDINATED LIABILITIES	9	162,824	163,392
- due in one year or less		170	96
- due in more than one year		9,727	9,727	Creditors
				Amounts owed to affiliated undertakings	4
				- due in one year or less		18,801	3,116
Other debtors	5	-	6,460	- due in more than one year		117,557	72,647

Transferable securities				Other creditors
Own shares	6	40,974	53,352	- due in one year or less		2,983	3,866
						139,341	79,629
Cash at bank		7	7
		50,878	69,642
PREPAYMENTS AND ACCRUED INCOME		690	982

		1,200,581	1,219,637			1,200,581	1,219,637

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
PROFIT AND LOSS ACCOUNT
For the year ended December 31, 2011

	Notes	2011	2010
		USD 000’s	USD 000’s
C H A R G E S

Staff costs	10	74	43
Other operating charges	11	19,710	27,116
Valuation adjustment on transferable securities	6	11,933	-
Interest payable and other financial charges
- in respect of affiliated undertakings	4	2,364	1,091
- other interest and charges	9	7,002	7,155
		41,083	35,405

I N C O M E

Other interest and other financial income	12
- derived from affiliated undertakings		-	139
- other interest and similar income		-	12,076
Income from financial fixed assets		-	9,727
Loss for the financial year		41,083	13,463
		41,083	35,405

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

NOTE 1 - GENERAL

The Company was incorporated on October 4, 2005, under the name of Flagstone Reinsurance Holdings Limited in Bermuda.

On March 22, 2010, Flagstone Reinsurance Holdings Limited announced that its Board of Directors recommended a proposal for a redomestication to change the Company’s jurisdiction of incorporation from Bermuda to the Grand Duchy of Luxembourg. On May 14, 2010, the Company’s shareholders approved the redomestication and thereby discontinued its existence as a Bermuda company as provided in Section 132G of The Companies Act 1981 of Bermuda and continued its existence as a société anonyme under the laws of the Grand-Duchy of Luxembourg effective May 17, 2010.

The Company’s principal activities are the holding of participations, in any form, in Luxembourg and foreign companies, the acquisition by purchase subscription, or in any other manner as well as the transfer by sale, exchange or otherwise of stock, bonds, debentures, notes and other securities, of any kind, and the ownership, administration, development and management of its portfolios.

As a holding company, the Company does not generate any operating profit from which it can fund its operations and meet its obligations as they come due. The Company’s ongoing operations are supported through the results of the operations of its subsidiaries by intercompany funding arrangements, which are anticipated to be renewed at maturity, and through dividends declared by its subsidiaries from time to time.

In addition to annual accounts, the Company also prepares consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). These are available at the registered office of the Company.

The Company is listed for trading on the New York Stock Exchange (trading symbol “FSR”) and on the Bermuda Stock Exchange (trading symbol “FSR BH”)

On November 18, 2011, the Company has changed its register office from Val St André, L-1128 Luxembourg to 65, avenue de la Gare, L-1611 Luxembourg.

The financial year starts on January 1 and ends on December 31 of each year.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

2.1.	Basis of preparation

The annual accounts are prepared under the historical cost convention and in accordance with Luxembourg legal and regulatory requirements. Accounting policies and valuation rules are, besides the ones laid down by the company law, determined and applied by the Board of Directors.

2.2.	Significant accounting policies

a)	Financial assets

Shares in affiliated undertakings are valued at their purchase price including the expenses incidental thereto.

Loans to affiliated undertakings are recorded at their nominal value.

In case of durable depreciation in value according to the opinion of the Board of Directors, value adjustments are made in respect of financial assets.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

b)	Creditors and Debtors

Creditors and debtors are recorded at their nominal value. In case of durable depreciation in value according to the opinion of the Board of Directors, value adjustments are made in respect of debtors.

c)	Transferable securities – Own shares

Own shares are valued at the lower of cost and current market price as of the date of the accounts.

d)	Foreign currency translation

Assets (other than shares in affiliated undertakings and own shares, which are USD denominated) denominated in currencies other than the reporting currency are carried at the lower of the exchange rate as of the date of the transaction and the exchange rate as of the date of the accounts. Liabilities (other than the subordinated liabilities) denominated in currencies other than the reporting currency are carried at the higher of the exchange rate as of the date of the transaction and the exchange rate as of the date of the accounts.

Subordinated liabilities denominated in currencies other than the reporting currency are converted into USD at rates ruling on the date of the accounts.

Income and charges in foreign currencies are converted into USD on the dates when the transactions occur.

Foreign exchange gains and losses on currency translation are accounted for in the Profit and Loss account including unrealized gains to the extent that these are covered by the hedging arrangements.

e)	Interest income and expense

Interest income and expense are recorded on an accrual basis.

f)	Formation expenses

Formation expenses are expensed as incurred.

NOTE 3 - FINANCIAL ASSETS

	2011
	Shares in affiliated undertakings	Total
	USD 000’s	USD 000’s

Opening balance	1,149,013	1,149,013
Closing balance	1,149,013	1,149,013

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

	2010
	Shares in affiliated undertakings	Loans to affiliated undertakings	Total
	USD 000’s	USD 000’s	USD 000’s

Opening balance	1,159,600	190,253	1,349,853
Purchases during the year	1,149,013	-	1,149,013
Disposals/Repayments during the year	(1,159,600)	(190,253)	(1,349,853)
Closing balance	1,149,013	-	1,149,013

On May 17, 2010, the Company redomesticated to the Grand-Duchy of Luxembourg. As part of this redomestication the Company reorganized the ownership of its subsidiary companies. Through this reorganization the Company sold its ownership in directly owned subsidiaries to other companies in the Flagstone group for proceeds of USD 1,159.6 million. As part of the same reorganization, it purchased ownership in a newly created subsidiary Flagstone Reinsurance (Luxembourg) S.à r.l. for USD 1,149 million.

As of December 31, 2011, the shares in affiliated undertakings are composed as follows:

Undertaking name	Registered office	Last balance sheet date	Net equity (*) USD 000’	Profit/(loss) for financial year USD 000’s

Flagstone Reinsurance (Luxembourg) S.à r.l.	Grand-Duchy of Luxembourg	December 31, 2011	1,102,898	(1)

(*) Net equity includes the result of the year, based on unaudited figures.

The Board of Directors has reviewed the valuation of the shares in affiliated undertakings for any indicators of impairment. At December 31, 2011 the fair value of the shares in affiliated undertakings was estimated to range between USD 1,090 million and USD 1,160 million based on the closing share price of the shares of Flagstone Reinsurance Holdings, S.A. on the New York Stock Exchange, adjusted for the assets and liabilities of the holding company and a control premium that can be reasonably expected to be paid by third party to obtain control of the Affiliated Undertakings. Based on this analysis and given that the carrying value is within the range of estimated fair value, the Board of Directors has concluded that the investment has not been impaired, and hence no value adjustments are necessary.

NOTE 4 - AMOUNTS OWED TO AND BY AFFILIATED UNDERTAKINGS

	2011	2010
	USD 000’s	USD 000’s
Amount owed by affiliated undertakings	9,897	9,823
Amount owed to affiliated undertakings	(136,358)	(75,763)

Net amount due to affiliated undertakings	(126,461)	(65,940)

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

Amounts owed by affiliated undertakings mainly consist of the following:

a.
On April 1, 2010, the Company has granted a loan in the amount of USD 9.7 million to Flagstone Reassurance Suisse, SA. The loan is non-interest bearing and is due for repayment on or before December 31, 2020.

Amounts owed to affiliated undertakings mainly consist of the following:

a.
The Company had a loan in the amount of USD 40.8 million from Flagstone Reassurance Suisse, SA that was repaid on June 30, 2011. The loan bore interest at a rate of USD 3-month Libor plus 1.75% and interest in the amount of USD 0.5 million (2010 - USD 1.1 million) was charged on this loan.

b.
The Company had a loan in the amount of USD 29.3 million from Flagstone Reassurance Suisse, SA that was repaid on June 30, 2011. The loan bore interest at a rate of USD 3-month Libor plus 1.75% and interest in the amount of USD 0.4 million (2010 - USD 1.1 million) was charged on this loan.

c.
On June 30, 2011, the Company has received a loan in the amount of USD 115.0 million from Flagstone Réassurance Suisse, SA. The loan bears interest at a rate of USD 3-month Libor plus 2.0% and is due for repayment on or before December 31, 2015. During the year interest in the amount of USD 1.5 million was charged on this loan.

d.
On April 27, 2010 the Company has received a loan in the amount of USD 2.6 million from Flagstone (Gibraltar) Limited. The loan is non-interest bearing and is due for repayment on or before April 30, 2021.

3.
As of December 31, 2011, the Company has received advances from subsidiary companies in the amount of USD 18.6 million (2010 – USD 1.8 million). These advances are non-interest bearing and have no set terms of repayment.

NOTE 5 - OTHER DEBTORS

As of December 31, 2010, the other debtors comprise interim distributions made to the shareholders of the Company after the redomestication.

As of December 31, 2011, the interim distributions declared by the Board of Directors during 2011 and that have not yet been approved by the General Meeting of Shareholders, have been presented in Capital and Reserves.

NOTE 6 - OWN SHARES

	2011	2010
	USD 000’s	USD 000’s

Opening balance	53,352	19,750
Purchases during the year	-	72,427
Disposals/Repayments during the year	(445)	(33,450)
Shares cancelled	-	(5,375)
Value adjustment	(11,933)	-
Closing balance	40,974	53,352

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

As at December 31, 2011, the Company held 4,942,573 of its own shares (2010 – 4,984,146), each having a par value of USD 0.01. These own shares represent 5.9% (2010 - 5.9%) of the Company’s subscribed capital. An additional 9,354,544 common shares (2010 – 10,905,024) each having a par value of USD 0.01 are owned by affiliated undertakings. These shares represent 11.1% (2010 - 12.9%) of the Company’s subscribed capital.

During 2010 the Company purchased 6,405,106 of its own shares, each having a par value of USD 0.01, for a total cost of USD 72.4 million. These shares represent 7.6% of the Company’s subscribed capital. The details of these purchases are as follows:

Share buyback

On September 22, 2008, the Company announced that its Board had approved the repurchase of company common shares, subject to market conditions, share price and other factors. The buyback program allows the Company to purchase, from time to time, its outstanding stock up to a value of USD 60.0 million. During the year ended December 31, 2009, the Company entered into a private placement purchase agreement to repurchase 2.0 million common shares at a total cost of $19.8 million.

On March 11, 2010, the Company entered into a private purchase agreement to repurchase 2,984,146 common shares pursuant to its buyback program at a total cost of USD 33.6 million.

On May 18, 2010, the Company announced that its Board had approved an increase in its share buyback program allowing the Company to purchase, from time to time, subject to market conditions, share price and other factors, its outstanding common shares up to a value of USD 50.0 million.

On May 21, 2010, in connection with the resignation of Mr. Byrne as Executive Chairman of the Company’s Board, the Company entered into a General Release and Settlement Agreement for the repurchase of 2,000,000 common shares from Limestone Business Limited, a company controlled and capitalized by Mr. Byrne. These shares were repurchased pursuant to the Company’s buyback program on May 25, 2010, at a total cost of USD 24.0 million.

During the third quarter of 2010, the Company repurchased 1,420,960 common shares pursuant to its buyback program at a total cost of USD 14.8 million. Of the common shares repurchased, 900,000 common shares were purchased on August 20, 2010, under a private purchase agreement for the employee share compensation plans (PSU Plan and Restricted Share Unit Plan (“RSU Plan”)), while the remaining 520,960 common shares were purchased on the open market.

As of December 31, 2011, authority to repurchase up to USD 11.2 million of common shares remained available under the buyback program.

Shares purchased by a subsidiary

On December 14, 2010, pursuant to the Purchase Agreement between Flagstone (Bermuda) Holdings Limited, Mr. Byrne, and certain companies associated with Mr. Byrne, Flagstone (Bermuda) Holdings Limited purchased 8,005,024 shares of Flagstone from such companies in connection with the retirement of Mr. Byrne as a member of the Board at a total cost of USD 91.9 million. These shares represent 9.5% of the Company’s subscribed capital.

Share Sales

During 2011 the Company sold 41,573 of its own shares (2010 – 2,900,000), each having a par value of USD 0.01, to affiliated undertakings for total consideration of USD 0.5 million (2010 - USD 33.5 million.) These shares represent 0.1% of the Company’s subscribed capital (2010 – 3.4%).

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

NOTE 7 - SUBSCRIBED CAPITAL

Common shares

At December 31, 2011 and 2010, the total authorized common voting shares of the Company were 300,000,000 and 300,000,000, respectively, with a par value of USD 0.01 per common share.

The holders of common voting shares are entitled to receive distributions as declared from time to time and are entitled to one vote per common share, subject to certain restrictions.

The following table is a summary of common shares issued:

	For the years ended December 31,
	2011	2010
Common voting shares:
Balance at beginning of period	84,474,758	84,985,219
Conversion of performance share units (1)	19,718	-
Conversion of restricted share units (1)	8,066	10,499
Shares repurchased and cancelled (2)	(38,283)	(520,960)
Balance at end of period	84,464,259	84,474,758

(1)	Conversion of performance share units and restricted share units are net of shares withheld for the payment of tax on the employee’s behalf.

(2)	In April 2011, the Company’s transfer agent cancelled 38,283 outstanding shares from the share register, which had been previously issued for the conversion of performance and restricted share units

In November 2010, the Board of Directors of the Company resolved to cancel 520,960 outstanding shares, further to which the shares were cancelled in the share register by the Company’s transfer agent in December 2010. The notarial deed that formalized the effects of this share cancellation on the Company’s articles has been registered on February 24, 2011. The Company has elected to record this cancellation within its accounting records at the point in time when the Company no longer had the ability to transact on the cancelled shares, which coincides with the removal of the shares from the share register by the transfer agent.

NOTE 8 - RESERVES

	2011
	Share	Reserve for	Interim	Profits	Loss for
	Premium	Own Shares	Dividend USD	brought fwd	the year	Total
	USD 000’s	USD 000’s	000’s	USD 000’s	USD 000’s	USD 000’s

Opening balance	707,007	178,718	-	103,509	(13,463)	975,771
Allocation of prior year result	-	-	-	(13,463)	13,463	-.
Dividend distributions	(9,292)	-	(9,555)	-	-	(18,846)
Transfer from own share reserve	41,925	(41,925)	-	-	-	-
Conversion of performance and restricted share units	-	(18,270)	-	-	-	(18,271)
Loss for the current year	-	-	-	-	(41,083)	(41,083)
Closing balance	739,640	118,523	(9,555)	90,046	(41,083)	897,571

Share premium account

Share premium account comprises the premium paid for common shares over their stated par value. When shares are repurchased and cancelled the share premium account is reduced by the premium paid to repurchase the shares over their stated par value.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

Reserve for Own Shares

The Board of Directors shall request the upcoming General Meeting of Shareholders to approve the re-allocation of USD 41.9 million; which is equivalent to the change in carrying value of the own shares held by the Company and its affiliated undertakings; from a non-distributable reserve to the share premium account as required by Luxembourg Company Law.

Profits brought forward

Profits brought forward comprise the retained earnings at the beginning of the financial year, reduced by the loss for the previous year.

Legal reserve

Luxembourg companies are required to appropriate to legal reserve a minimum of 5% of the annual net income for each financial year. This requirement ceases to be necessary once the balance in the legal reserve reaches 10% of the issued share capital. The legal reserve is not available for distribution to shareholders. Given that the Company has not recorded any profit since its redomestication, no allocation to the legal reserve is necessary.

Interim dividend

The balance as of December 31, 2011 comprises interim distributions made to the shareholders during 2011 that have not yet been approved by the General Meeting of Shareholders. The Board of Directors shall make a proposal to the upcoming General Meeting of Shareholders requesting the approval of these interim distributions.

NOTE 9 - SUBORDINATED LIABILITIES

The subordinated liabilities outstanding as at December 31, 2011 are as follows:

							Outstanding balance as at
	Issued	Notional		Interest	First	Maturity	December 31,
Issue Type	In	Amount		Rate	Call In	In	2011	2010
							USD	USD
Deferrable Interest Debentures	2006	USD	120,000	LIBOR + 3.54%	2011	2036	120,000	120,000
Junior Subordinated Deferrable Interest Notes	2006	EUR	13,000	Euribor + 3.54%	2011	2036	16,825	17,372
Junior Subordinated Deferrable Interest Notes	2007	USD	25,000	LIBOR + 3.10%	2012	2037	25,000	25,000
Foreign Currency Swap							999	1,020
							162,824	163,392

The Note Indebentures contain various covenants, including limitations on liens on the stock restricted subsidiaries, restrictions as to the disposition of the stock of restricted subsidiaries and limitations on mergers and consolidations. The Company was in compliance with all the covenants contained in the Note Indentures at December 31, 2011.

Interest expense includes interest payable and amortization of debt offering expenses. The debt offering expenses; which are classified within prepayments and accrued income; are amortized over the period from the issuance of the Deferrable Interest Debentures to the earliest date that they may be called by the Company. For the years ended December 31, 2011 and 2010 the Company incurred interest expense of USD 7.0 million and USD 7.2 million, respectively, on the Deferrable Interest Debentures.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

NOTE 10 - PERSONNEL

During the year, the average number of staff employed by the Company was 1 (2010 - 1).The breakdown by category was as follows:

Employees

Staff costs consist of wages and salaries of USD 66,996 (2010 - USD 37,324), social security costs of USD 3,757 (2010 - USD 4,312) and supplementary pensions costs of USD 3,234 (2010 - USD 1,157).

NOTE 11 - OTHER OPERATING CHARGES

This comprises the costs related to the cost of services provided by affiliated undertakings USD 11.8 million (2010 – Nil), legal and other professional fees of USD 4.4 million ( 2010 - USD 8.9 million), other administration and operating costs of USD 3.5 million (2010 - USD 4.7 million), and cancellation of warrants for a total of USD Nil (2010 - USD 13.5 million).

NOTE 12 - OTHER INTEREST AND OTHER FINANCIAL INCOME

As of December 31, 2011, the balance comprises realized gains on the translation of transactions in foreign currencies including USD 11.1 million of gains on the repayment of Convertible Preferred Equity Certificate loans from an affiliated undertaking.

NOTE 13 - TAXATION

The Company is subject to the general tax regulations applicable to commercial companies in Luxembourg.

NOTE 14 - COMMITMENTS

Forward exchange contracts

As at December 31, 2011, the following contract is open:

	2011		2010
Foreign currency Buy/(Sell)	USD	Exchange	USD	Exchange
	Buy/(Sell)	Rate	Buy/(Sell)	Rate
		USD/EUR		USD/EUR

	17,834,300	1.3719	18,395,000	1.3363

Warrant

In connection with the initial closing of the private placement for the Company’s common shares in December 2005, the Company issued the Warrant to Haverford (Bermuda) Ltd., a company associated with the Company’s former Chairman, Mark Byrne, for its role in these capital raising activities. On June 25, 2010, the Warrant was amended and restated so that Haverford (Bermuda) Ltd. could transfer the Leyton Limited Warrant to Leyton Limited, a company associated with Flagstone’s chief executive officer David Brown. Haverford (Bermuda) Ltd. continued to hold the Haverford (Bermuda) Ltd. Warrant and all other terms of each Warrant remained unchanged.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

On December 14, 2010, in connection with the retirement of Mr. Byrne as a member of the Board of the Company and pursuant to the Purchase Agreement between Flagstone (Bermuda) Holdings Limited, Mr. Byrne and Haverford (Bermuda) Ltd. and Limestone Business Limited, companies associated with Mr. Byrne, Flagstone (Bermuda) Holdings Limited purchased the Haverford (Bermuda) Ltd. Warrant at a total cost of USD 14.2 million, which includes USD 0.7 million of transaction costs.

On December 14, 2010, the Company purchased the Haverford (Bermuda) Ltd.Warrant from Flagstone (Bermuda) Holdings Limited at a total cost of USD 13.5 million. The Company subsequently cancelled the Haverford (Bermuda) Ltd. Warrant. The Leyton Limited Warrant, exercisable at maturity for 630,194 common shares of the Company, remains outstanding.

Performance Share Units

At the Company’s Annual General Meeting of shareholders held on May 14, 2010, the PSU Plan was amended to modify the treatment of PSUs upon the retirement of an employee and to cancel PSUs if (a) the Company is required to make a financial restatement due to a material misstatement and (b) those PSUs were granted based upon the erroneous financial information. There were no changes to the PSU Plan in 2011.

A summary of the activity under the PSU Plan as at December 31, 2011, and 2010, and changes during the years ended December 31, 2011, and 2010, is as follows:

	For the years ended December 31,
	2011			2010

	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term
		USD			USD
Outstanding at beginning of period	3,998,558	10.25	0.9	3,305,713	10.04	1.6
Granted	785,000	12.55		878,000	11.05
Forfeited	(109,733)	11.24		(185,155)	10.28
Performance factor changes	(1,584,374)	10.8395		-	-
Exercised	(1,413,326)	10.1200		-	-
Outstanding at end of period	1,676,125	10.83	0.7	3,998,558	10.25	0.9

The Company reviews its assumptions in relation to the PSUs on a quarterly basis. Taking into account the results to date and the expected results for the remainder of the performance periods, we have established the most probable factor at 100%, with the exception of one series which has been established to have a probable factor of 150%.

Since the inception of the PSU Plan, 1,473,326 PSUs have vested and 2,368,658 PSUs have been cancelled.

Restricted Share Units

A summary of the activity under the RSU Plan as at December 31, 2011, and 2010, and changes during the years ended December 31, 2011, and 2010, is as follows:

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

	For the years ended December 31,
	2011			2010
	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term	Number expected to vest	Weighted average grant date fair value	Weighted average remaining contractual term
		USD			USD
Outstanding at beginning of period	577,213	11.08	0.3	373,157	10.89	0.5
Granted	270,134	11.62		272,836	11.11
Forfeited	(71,500)	11.82		(60,740)	10.16
Exercised in the period	(251,668)	10.79		(8,040)	10.51
Outstanding at end of period	524,179	11.40	0.3	577,213	11.08	0.3

Since the inception of the RSU Plan in July 2006, 560,242 RSUs granted to employees have vested and no RSUs granted to employees have been cancelled. During the years ended December 31, 2011 and 2010, 63,964 and 64,896, RSUs, respectively, were granted to the directors. During the years ended December 31, 2011 and 2010, 92,268 and 8,040 RSUs, respectively, granted to directors were converted into common shares of the Company as elected by the directors.

The Company uses a nil forfeiture assumption for its PSUs and RSUs. The intrinsic value of the PSUs and RSUs outstanding as of December 31, 2011 was USD13.9 million and USD 4.3 million, respectively.

NOTE 15 - HEDGING AGREEMENT

The Company entered into an agreement with Flagstone (Bermuda) Holdings Limited, an affiliated company, with effect from May 17, 2010, in terms of which all foreign exchange profits and losses incurred by the Company with respect to the financing and hedging activities shall be assumed by that entity.

For the year ended December 31, 2011, the net amount payable under the terms of this agreement amounted to a loss of USD 186,199 (2010 – gain of USD 1,609,415) and is recorded under “Amounts due to affiliated undertakings” (2010 – “Amounts due from affiliated undertakings”).

NOTE 16 - EMOLUMENTS

The following table summarizes the fees or other compensation that our directors earned for services as members of the Board or any committee of the Board during 2011.

Name	Fees Earned or Paid in Cash $	Stock Awards(1) $	Total $
Gary Black	39,500	81,000	120,500
Stephen Coley	49,500	83,000	132,500
Thomas Dickson(2)	91,000	41,500	132,500
Stewart Gross(3)	50,500	86,000	136,500
E. Daniel James(4)	56,000	109,000	165,000
Dr. Anthony Knap	73,500	70,000	143,500
Anthony P. Latham	102,500	25,000	127,500
Jan Spiering	69,000	184,000	253,000
Wray T. Thorn(5)	59,000	86,000	145,000
Peter F. Watson	91,500	40,500	132,000

(1)
The amounts shown in this column also represent the fair value at time of grant of the Restricted Share Units (“RSUs”) granted to each director during 2011. The aggregate number of RSUs issued to each director during 2011 (all of which remained outstanding as at December 31, 2011 with the exception of the RSUs issued to Mr. Dickson and Mr. Spiering, both which were exercised in full) was as follows: Mr. Black — 6,428 RSUs; Mr. Coley — 6,587 RSUs; Mr. Dickson — 3,293 RSUs; Mr. Gross — 6,825 RSUs; Mr. James — 8,650 RSUs; Dr. Knap — 5,555 RSUs; Mr. Latham — 1,984 RSUs; Mr. Spiering — 14,603 RSUs; Mr. Thorn — 6,825 RSUs; and Mr. Watson — 3,214 RSUs.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
Société Anonyme
NOTES TO THE ACCOUNTS
December 31, 2011

(2)
Thomas Dickson is Chief Executive Officer and Founder of Meetinghouse LLC. The Company authorized the issuance of such RSUs in consideration of Mr. Dickson’s service as a director. The RSUs were granted in favor of Meetinghouse, LLC.

(3)
Stewart Gross is a Managing Director of Lightyear Capital. The Company authorized the issuance of such RSUs in consideration of Mr. Stewart’s service as a director. The RSUs were granted in favor of Lightyear Capital, LLC. Mr. Gross does not beneficially own these RSUs.

(4)
E. Daniel James is a founding partner and head of North America of Trilantic Capital Partners. As part of his compensation for serving as a director of the Company, Mr. James has received, and it is expected that he will in the future from time to time receive, common shares, RSUs or options to purchase our common shares. Under the terms of Mr. James’ employment with Trilantic Capital Partners, he is required to surrender to Trilantic Capital Partners any compensation (including common shares, RSUs and options) received in his capacity as a director of the Company. Mr. James disclaims beneficial ownership of all RSUs granted to him and all common shares beneficially owned by the Trilantic entities. See ‘‘Security Ownership of Certain Beneficial Owners, Management and Directors’’.

(5)
Wray Thorn is Managing Director at Marathon Asset Management, LP (formerly known as Marathon Asset Management, LLC) (“Marathon”) and serves as the investment manager of Marathon Special Opportunity Master Fund, Ltd. And Marathon Special Opportunity Liquidating Fund, Ltd. (together, the “Marathon Funds”). The Company authorized the issuance of such RSUs in consideration of Mr. Thorn’s service as a director. The RSUs were granted in favor of Marathon Funds. Mr. Thorn does not beneficially own these RSU

No advances were granted in respect of the financial year to directors by virtue of their responsibilities. No commitment has been entered into in respect of retirement pensions for former directors.

Exhibit B

To the Shareholders of
Flagstone Reinsurance Holdings, S.A.
65, Avenue de la Gare
L-1611 Luxembourg
Grand Duchy of Luxembourg
RCS Luxembourg number: B153214

CONSOLIDATED MANAGEMENT REPORT OF THE BOARD OF DIRECTORS
FOR THE YEAR ENDED DECEMBER 31, 2011

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has pleasure in presenting its consolidated management report together with the consolidated financial statements and annual accounts (included in the Luxembourg Statutory Accounts, which are attached as Exhibit A to the Proxy Statement) as at and for the year ended 31 December 2011. For the purposes of this Report, “Company” means Flagstone Reinsurance Holdings, S.A. and “Group” or “Flagstone” means the Company and its subsidiary undertakings. As permitted by Luxembourg law, the Directors have elected to prepare a consolidated management report covering both the Company and the Group.

The consolidated financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are complemented by the additional disclosures that the Luxembourg Ministry of Justice has requested in order for the consolidated financial statements to be fit for filing in Luxembourg. The annual accounts have been prepared in accordance with the accounting principles generally accepted in Luxembourg.

Principal activities and business review

On October 24, 2011, we announced a strategic decision to divest our ownership positions in our Lloyd’s and Island Heritage reporting segments in order to refocus our underwriting strategy on our property catastrophe reinsurance business and reduce our focus on reporting segments that  absorb capital and produce lower returns. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to our continuing operations. See Note 3 “Discontinued Operations” in our consolidated financial statements for additional information related to discontinued operations. Comparative figures presented for the prior year have been reclassified to conform to this new presentation.

In addition to the progress on rebalancing the portfolio, we are also making significant progress on the divestiture of our Lloyd’s and Island Heritage businesses with a short-list of qualified purchasers in discussions for them. As previously announced, the Company expects that these divestitures will lower our gross written premium by approximately $300 million per annum, with minimal impact on expected return on equity, as well as produce significant expense savings through reduced infrastructure and the consequent requirement for operational support.

2011 was the worst year on record for industry losses resulting from international catastrophes, and as a global reinsurer with a historical focus on international business, our results reflected this unprecedented number of significant events. We have now put 2011 behind us and expect that our realigned underwriting focus and our steps to streamline our operating platform will allow us to return to producing quality underwriting results. We also continue to work closely with our clients and brokers and we are pleased with our book of business at the January 1 renewal period.  We offer over $1 billion of underwriting capital, and our rating agency capital adequacy measures continue to be in excess of our normal operating buffer and expect them to increase further as a result of our divestitures, making us a key and valued trading partner for our clients.

To better align the Company’s operating and reporting structure with its current strategy, as a result of the strategic decision to divest of our Lloyd’s and Island Heritage operating segments noted above, we revised our reportable segments. Management views the operations and management of the company’s continuing operations as one operating segment and does not differentiate its lines of business into separate reporting segments. We provide reinsurance primarily through our property and property catastrophe business as well as short-tail specialty and casualty reinsurance lines of business.  We diversify our risks across business lines by risk zones, each of which combines a geographic zone with one or more types of peril (for example, Texas Windstorm, Florida Hurricane or California Earthquake). The majority of our reinsurance contracts contain loss limitation provisions such as fixed monetary limits to our exposure and per event caps. We specialize in underwriting where we believe sufficient data exists to analyze effectively the risk/return profile, and where we are subject to legal systems we believe are reasonably fair and reliable. Previously, the underwriting results associated with our discontinued operations were included in our Lloyd’s and Island Heritage segments.

The various components of our continuing operating model, including offices in Luxembourg, Luxembourg; Hamilton, Bermuda; and Martigny, Switzerland, are integrated through our use of advanced technology. Flagstone Réassurance Suisse, SA (“Flagstone Suisse”) is based in Martigny in the canton of Valais, Switzerland. Our investment and treasury operations are centrally managed in Luxembourg, which is the location of Flagstone Reinsurance Holdings, S.A., our holding company. Through this office, we are in a position to closely follow and respond effectively to the changing needs of the various European insurance markets. Flagstone Suisse is licensed by the Swiss Financial Market Supervisory Authority, or FINMA, in Switzerland. Flagstone Suisse is also licensed as a permit company registered in Bermuda and is registered as a Class 4 insurer under the Bermuda Insurance Act and complements our Swiss based underwriters with a separately staffed Bermuda underwriting platform. Our research and development efforts and part of our catastrophe modeling and risk analysis team, and part of finance and accounting are based in Hyderābād, India. Our computer data center is in our Halifax, Canada office, where we also run support services such as accounting, claims, application support, administration, risk modeling, proprietary systems development and high performance computing. The result is an operating platform which provides significant efficiencies in our operations and access to a large and highly qualified staff at a relatively low cost.

Our financial statements are prepared in accordance with U.S. GAAP and our fiscal year ends on December 31.  Since a substantial portion of the reinsurance we write provides protection from damages relating to natural and man-made catastrophes, our results depend to a large extent on the frequency and severity of such catastrophic events, and the specific insurance coverages we offer to clients affected by these events.  This has resulted and may continue to result in volatility in our results of operations, cash flows, and financial condition.  In addition, the amount of premiums written with respect to any particular line of business may vary from quarter to quarter and year to year as a result available capital and retrocessional support and market and other conditions.

We believe one of our key performance indicators is long term growth in diluted book value per share plus accumulated distributions measured over intervals of three years, which we believe is the most appropriate measure of the performance of the Company, a measure that focuses on the return provided to the Company’s shareholders. Diluted book value per share is obtained by dividing Flagstone shareholders’ equity by the number of common shares and common share equivalents outstanding including all potentially dilutive securities such as a warrant, Performance Share Units (“PSUs”) and Restricted Share Units (“RSUs”).

Our continuing operations derive revenues primarily from net premiums earned on the reinsurance and insurance policies we write, net of any retrocessional or reinsurance coverage purchased, income from our investment portfolio, and fees for services provided.  Premiums are generally a function of the number and type of contracts we write, as well as prevailing market prices. Premiums are normally due in installments and earned over the contract term, which ordinarily is 12 or 24 months.

Income from our investment portfolio is primarily comprised of interest on fixed maturity, short term investments and cash and cash equivalents, and net realized and unrealized gains (losses) on our investment portfolio including our derivative positions, net of investment expenses.

Our expenses consist primarily of the following types: loss and loss adjustment expenses (“LAE”) incurred on the policies of reinsurance and insurance that we sell; acquisition costs which typically represent a percentage of the premiums that we write; general and administrative expenses which primarily consist of salaries, benefits and related costs, including costs associated with awards under our Performance Share Unit Plan (“PSU Plan”) and Restricted Share Unit Plan (“RSU Plan”), and other general operating expenses; interest expense related to our debt obligations; and noncontrolling interest, which represents the interest of external parties with respect to the net income of Mont Fort and our Island Heritage discontinued operations.  We are also subject to taxes in certain jurisdictions in which we operate; however, since the majority of our income to date has been earned in Bermuda, where we are exempt from income tax, the tax impact on our operations has historically been minimal. The Company has become a Luxembourg tax resident entity due to the Redomestication and it will therefore be subject to Luxembourg corporate income tax, municipal business tax, withholding tax, and net wealth tax.  The Company minimizes its income tax impact through effective tax planning.

Unprecedented catastrophe activity throughout 2011 resulted in a significant net underwriting loss for the year. If we are unable to adequately price future risks related to catastrophes, or if industry or market conditions do not continue to improve in the near term, we may be unable to operate our business profitably or maintain our stock price at historical levels.  Our future results of operations depends in part upon our ability to adequately price future risks and to adapt to changing market and industry conditions, and there can be no assurance that we will be successful in this regard.

We had a net loss from continuing operations of $301.7 million in 2011. In 2010, we had net income from continuing operations of $83.8 million.  This trend reflects unprecedented catastrophic events and difficult business conditions we and the industry were impacted by during this period.  Including the loss from discontinued operations of $21.7 million, our results for 2011 were a net loss attributable to Flagstone of $326.1 million, compared with net income attributable to Flagstone of $97.1 million in 2010.  Our 2011 net loss attributable to Flagstone is reflected in our 2011 loss ratio and combined ratio of 118.4% and 153.6%, respectively.  Ratios that are above 100% mean that we pay out more in claims and expenses than we earned in premiums.  As of December 31, 2011, our loss and loss adjustment expense reserves from continuing operations were $897.4 million compared to $583.3 million at December 31, 2010.  This increase in our loss and loss adjustment expense reserves reflects our estimate of losses incurred up to December 31, 2011, and represents our expectation of the ultimate settlement and administration of costs of the claims incurred.  Because of the significant amount of time that can lapse between our assumption of risk, the occurrence of a loss event, the reporting of the loss event to the primary company, cedent and/or reinsurer and the ultimate payment of a claim, our ultimate liability will likely be different from our estimate and could be materially greater.  We also had $473.0 million and $353.8 million of liabilities associated with our discontinued operations held for sale at December 31, 2011 and 2010, respectively.  In addition, we believe one of our key performance indicators is growth in diluted book value per common share plus accumulated distributions, which was $11.62 as of December 31, 2011, a 27.7% decrease from December 31, 2010.

On March 20, 2011, Moody’s Investors Service placed the financial strength rating of the Company and its principal subsidiary, Flagstone Suisse, under review. On July 29, 2011, Moody’s Investor Services indicated that they have decided to extend their review for possible downgrade in order to continue to evaluate the steps taken by the Company to reduce risk and the extent of further planned changes. On April 12, 2011, A.M. Best Co. re-affirmed the A- financial strength rating of Flagstone Suisse and revised its outlook to negative. On October 24, 2011, A.M. Best Co. commented that the Company’s financial strength rating of A- (Excellent) is unchanged following the restructuring announcement and also noted that the outlook for the Company’s financial strength rating remains negative.  On December 19, 2011, Moody’s Investor Services confirmed Flagstone Suisse’s financial strength rating of A3 and confirmed that the outlook is negative. On March 31, 2011, Fitch Ratings re-affirmed the A- insurer financial strength of Flagstone Suisse and revised its outlook to negative.  On March 1, 2012, Fitch Ratings placed the financial strength ratings of the Company and its subsidiaries on rating watch negative following Fitch’s normal periodic review.  Fitch noted that the Company suffered a high level of underwriting losses in 2011 that led to a steep decline in shareholders’ equity (30%) that was significantly greater than comparably rated peers. Fitch’s concern was further heightened by the Company’s modest size which presents the possibility that further capital erosion could compromise the Company’s competitive viability. Fitch anticipates resolving the rating watch in the second half of 2012 when the outcome of steps that the Company has taken, or is expected to take in the near term, to improve its financial profile and operating performance, will become more evident. Upon resolution of the rating watch, Fitch’s expectation is that the Company’s ratings will either be downgraded one notch or affirmed at their current levels.

As of the date of this Consolidated Management Report, Flagstone Suisse reinsurance contracts provide the client with the option to cancel if our financial strength rating is downgraded below A- by A.M. Best Co. or  special termination if our financial strength rating is downgraded below A3 by Moody’s Investor Services.  Resolution of the negative outlook by each of these ratings agencies is dependent on our ability to generate a sustainable level of profitability, reduce our dependence on retrocessional support, bring our risk appetite in line with our available capital, continuation of our expense reduction initiatives and, most importantly, improving our overall financial flexibility. We are working to successfully address each of these items.  A downgrade or sustained negative outlook by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as resulting in negative consequences for our results of operations, cash flows, competitive position and business prospects.  Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not remain on negative outlook or be downgraded in the future by any of these agencies.

The insurance and reinsurance industries have historically been cyclical businesses with intense competition, often based on price.  If we or the market generally are unable to return to a more favorable premium environment, or if industry or market conditions do not otherwise improve in the near term, we may not be able to continue our business at historical levels of profitability.

We seek to maintain a prudent amount of capital for our business and maintain our overall financial flexibility. When assessing our financial position and potential capital needs, we consider, among other things, the low investment returns environment, our recent and potential net exposure to losses associated with catastrophic events, the amount of and changes in our reserves, underwriting opportunities and market conditions. We may decide to raise additional capital in the future to continue and/or invest in our existing businesses or write new business, although any such decision will be dependent on then-existing market and other conditions.

Critical Accounting Estimates

It is important to understand our accounting policies in order to understand our financial position and results of operations. Our consolidated financial statements contain certain amounts that are inherently subjective in nature and have required management to make assumptions and best estimates to determine the reported values.  If events or other factors cause actual events or results to differ materially from management’s underlying assumptions or estimates, there could be a material adverse effect on our results of operations, financial condition and liquidity.

The following are the accounting estimates that, in management’s judgment, are critical due to the judgments, assumptions and uncertainties underlying the application of those policies and the potential for results to differ from management’s assumptions.

Loss and Loss Adjustment Expense Reserves

Because a significant amount of time can lapse between the assumption of a risk, the occurrence of a loss event, the reporting of the event to an insurance company (the primary company or the cedent), the subsequent reporting to the reinsurance company (the reinsurer) and the ultimate payment of the claim by the reinsurer, our liability for loss reserves is based largely upon estimates. We believe that the most significant accounting judgment we make is our estimate of loss reserves.

Because of our relatively short operating history, our loss experience is limited and reliable evidence of changes in trends of numbers of claims incurred, average settlement amounts, numbers of claims outstanding and average losses per claim could take years to develop. A significant portion of our business is property catastrophe reinsurance and other classes of reinsurance with high attachment points of coverage. Attachment points refer to the dollar amount of loss above which excess of loss reinsurance coverage is triggered. Reserving for losses in such programs is inherently complicated in that losses in excess of the attachment level of our policies are characterized by high severity and low frequency. In addition, as a broker market reinsurer, we must rely on loss information reported to such brokers by primary insurers who must estimate their own losses at the policy level, often based on incomplete and changing information. If we underestimate our loss reserves, so that they are inadequate to cover our ultimate liability for losses, the underestimation could materially adversely affect our financial condition and results of operations.

Premiums and Acquisition Costs

We recognize premiums as revenue ratably over the terms of the related contracts and policies. Our gross premiums written are based on policy and contract terms and include estimates based on information received from both insured and ceding companies. The information received is typically in the form of bordereaux, broker notifications and/or discussions with ceding companies or their brokers. This information can be received on a monthly, quarterly or transactional basis and normally includes estimates of gross premiums written (including adjustment premiums and reinstatement premiums), net premiums earned, acquisition costs and ceding commissions. Adjustment premiums are premiums due to either party when the contract’s subject premium is adjusted at expiration and is recorded in subsequent periods.  Reinstatement premiums are premiums charged for the restoration of a reinsurance limit of an excess of loss contract to its full amount after payment of losses as a result of an occurrence.

Investments

In accordance with the Financial Instruments Topic of the FASB ASC, we elect the fair value option for all fixed maturity and short-term investments, equity investments (excluding investments accounted for under the equity method of accounting), investment funds, and catastrophe bonds. We also apply the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We elected to use the fair value option because we focus on the total return of our portfolio. Any movement in unrealized gains and losses is recorded within net realized and unrealized gains (losses) within the consolidated statements of operations and comprehensive income (loss).

Share Based Compensation

Our shareholder approved PSU Plan is the primary long-term executive incentive scheme. Pursuant to the terms of the PSU Plan, at the discretion of the Compensation Committee of the Board of Directors, PSUs may be granted to executive officers and certain other key employees. The current series of PSUs vests over a period of approximately two or three years and vesting is contingent upon the Group meeting certain diluted return-on-equity (“DROE”) goals and service period. Future series of PSUs may be granted with different terms and measures of performance.

We estimate the fair value of PSUs granted under the PSU Plan on the date of grant using the closing price of our common shares on the grant date and the most probable DROE outcome and record the compensation expense in our consolidated statement of operations over the course of each two-year or three-year performance period.

Results of Operations

The following is a discussion and analysis of our results of operations for the year ended December 31, 2011.

Summary Overview

We incurred $326.1 million of net loss in 2011, compared to a net income of $97.1 million and of $242.2 million in 2010 and 2009, respectively. As highlighted in the tables below, the two most significant items impacting our 2011 financial performance compared to 2010 include: (1) A decrease in underwriting income due to significant catastrophe losses (net of reinsurance and reinstatements) in the year 2011 compared to 2010; and (2) a significant decrease in 2011 in net realized and unrealized gains (losses) - investments primarily due to the higher impact of widening credit spreads and lower portfolio duration during the year relating to our fixed maturity investments.  The main loss events (net of reinsurance and reinstatements) in the year ended December 31, 2011 which caused the decrease are:

●	Australian floods ($30.3 million);

●	Cyclone Yasi ($33.3 million);

●	Melbourne floods ($23.8 million);

●	New Zealand earthquake in February 2011 ($156.8 million);

●	Japan earthquake and tsunami ($100.1 million);

●	U.S. tornadoes ($32.2 million);

●	New Zealand earthquake in June 2011 ($20.5 million);

●	Hurricane Irene ($10.9 million);

●	Danish cloudburst ($16.5 million); and

●	Thailand floods ($12.8 million).

Underwriting Results by Segment

Management views the operations and management of the company’s continuing operations as one operating segment and does not differentiate its lines of business into separate reporting segments. We provide reinsurance primarily through our property and property catastrophe business as well as high-margin short-tail specialty and casualty reinsurance lines of business.  We regularly review our financial results and assess performance on the basis of our single reporting segment.

Those lines of business are more fully described as follows:

●
Property Catastrophe Reinsurance. Property catastrophe reinsurance contracts are typically “all risk” in nature, meaning that they protect against losses from earthquakes and hurricanes, as well as other natural and man-made catastrophes such as tornados, wind, fires, winter storms, and floods (where the contract specifically provides for coverage).  Losses on these contracts typically stem from direct property damage and business interruption. To date, property catastrophe reinsurance has been our most important product.  We write property catastrophe reinsurance primarily on an excess of loss basis.  In the event of a loss, most contracts of this type require us to cover a subsequent event and generally provide for a premium to reinstate the coverage under the contract, which is referred to as a “reinstatement premium”.  These contracts typically cover only specific regions or geographical areas, but may be on a worldwide basis.

●
Property Reinsurance. We also provide reinsurance on a pro rata share basis and per risk excess of loss basis. Per risk reinsurance protects insurance companies on their primary insurance risks on a single risk basis, for example, covering a single large building.  Generally, our property per risk and pro rata business is written with loss limitation provisions, such as per occurrence or per event caps, which serve to limit exposure to catastrophic events.

●
Short-tail Specialty and Casualty Reinsurance. We also provide short-tail specialty and casualty reinsurance for risks such as aviation, energy, accident and health, satellite, marine and workers’ compensation catastrophe.  Generally, our short-tail specialty and casualty reinsurance is written with loss limitation provisions.

Below is a summary of the underwriting results and ratios for the years ended December 31, 2011 and 2010:

	For the years ended December 31,
	2011	2010	$ Change	% Change

Property catastrophe reinsurance	$430,781	$474,501	$(43,720)	(9.2)%
Property reinsurance	177,485	175,830	1,655	0.9%
Short tail specialty and casualty reinsurance	181,431	169,203	12,228	7.2%
Gross premiums written	789,697	819,534	(29,837)	(3.6)%
Premiums ceded	(231,265)	(150,805)	(80,460)	53.4%
Net premiums written	558,432	668,729	(110,297)	(16.5)%
Net premiums earned	571,478	657,103	(85,625)	(13.0)%
Other related income	1,421	3,185	(1,764)	(55.4)%
Loss and loss adjustment expenses	(676,535)	(409,847)	(266,688)	65.1%
Acquisition costs	(115,325)	(112,014)	(3,311)	3.0%
General and administrative expenses	(85,817)	(134,496)	48,679	(36.2)%
Underwriting (loss) income	$(304,778)	$3,931	$(308,709)	NM (1)

Loss ratio	118.4%	62.4%
Acquisition cost ratio	20.2%	17.0%
General and administrative expense ratio	15.0%	20.5%
Combined ratio	153.6%	99.9%

(1)  NM - not meaningful.

●
The decrease in net underwriting results is primarily related to incurred losses on more significant catastrophic events in 2011, as noted in the loss ratio discussion below, as compared to 2010, as well as an increase of $108.5 million in earned ceded premiums related to the purchase of additional reinsurance protection in 2011 to reduce our net exposure to catastrophic events and reinstatement premiums incurred on our ceded reinsurance due to the loss activity in 2011.

●	Premiums ceded were 29.3% of gross reinsurance premiums written compared to 18.4% for the same period in 2010.

●
The increase in loss ratio is primarily due to more significant losses from catastrophic events in the current period, including net incurred losses related to the Australian floods ($31.0 million), cyclone Yasi ($33.7 million), the Melbourne floods ($23.8 million), the New Zealand earthquake of February 2011 ($144.0 million), the Japan earthquake and tsunami ($108.5 million), the New Zealand earthquake of June 2011 ($20.5 million), the U.S. tornadoes ($43.3 million) hurricane Irene ($11.8 million), the Danish cloudburst ($19.1 million) and the Thailand floods ($14.9 million), as compared to the same period in 2010, which included losses related to the Chile earthquake ($64.0 million), the Deepwater Horizon oil rig ($27.5 million) the New Zealand earthquake of September 2010 ($74.2 million), the Queensland floods ($10.0 million), and a number of events impacting an Australia aggregate cover ($25.0 million). Losses are net of retrocession but excluding reinstatement premiums. The Deepwater Horizon loss in 2010 was driven by an ILW loss of $25.0 million, approximately 91.0% of which is attributable to Mont Fort.  While such loss expenses are consolidated within our results, they do not impact Flagstone’s net income as they are attributable to the noncontrolling interest.  The loss (net of recoveries and reinstatement premiums) to Flagstone from the Deepwater Horizon rig was $4.4 million.

●
The decrease in general and administrative expenses is primarily the result of our focus, implemented during 2010, on lowering and rationalizing costs and expenses, including the disposal of corporate aircraft. General and administrative expenses for 2010, included charges of $15.0 million related to our decision to sell corporate aircraft ($13.6 million of asset impairment charges and $1.4 million loss on sale).  In addition, as a result of the net loss incurred in 2011, staff compensation accrual and performance based compensation expectations have been adjusted downward.

Investment Results

Our investment portfolio is structured to preserve capital and provide us with a high level of liquidity and is managed to produce a total return. In assessing returns under this approach, we include investment income and realized and unrealized gains and losses generated by the investment portfolio.

The total return on our investment portfolio, excluding noncontrolling interests in the investment portfolio, comprises investment income and realized and unrealized gains and losses on investments for the year ended 2011 and 2010 was 0.7% and 4.2%, respectively.

Interest Expense

Interest expense consists of interest due on outstanding debt securities and the amortization of debt offering expenses and was $11.7 million and $10.4 million for the years ended December 31, 2011 and December 31, 2010. The increase in interest expense was due to higher LIBOR rates during the year.

Foreign Exchange

For the year ended December 31, 2011 and 2010, we experienced net foreign exchange losses of $4.5 million and gains of $0.9 million, respectively, on the net monetary asset and liability balances denominated in foreign currencies which generally strengthened against the U.S. dollar, during the year.

Income Tax Expense

We have subsidiaries that operate in various other jurisdictions around the world that are subject to tax in the jurisdictions in which they operate. The significant jurisdictions in which our subsidiaries are subject to tax are South Africa, Canada, India, Switzerland, U.S. Virgin Islands (“USVI”), United Kingdom, and the U.S.  However since the majority of our income to date has been earned in Bermuda where we are exempt from income tax, the impact of income taxes to date has been minimal.

During the year ended December 31, 2011 and 2010, income tax recovery (provision) was $0.1 million and $(2.1) million, respectively, and is primarily attributable to lower taxable income in jurisdictions around the world that are subject to tax.

Non-controlling Interest

The portions of Mont Fort’s net income and shareholders’ equity is attributable to the preferred shareholders and Island Heritage’s net income and shareholders’ equity attributable to minority shareholders is recorded as noncontrolling interest.  Effective March 25, 2011, upon the final redemption of Mont Fort preferred shares, there is no longer a noncontrolling interest in Mont Fort.

In relation to Mont Fort, we recorded (losses) income attributable to non-controlling interest of $(0.6) million and $10.5 million for the years ended December 31, 2011 and 2010, respectively.

We recorded loss attributable to non-controlling interest of $2.1 million and $1.9 million for Island Heritage for the years ended December 31, 2011 and 2010.

Comprehensive Income (Loss)

For the year ended December 31, 2011 and 2010, comprehensive income included ($323.4) million and $88.4 million of net (loss) income, ($6.8) million and $0.6 million for the change in the currency translation adjustment, and $0.4 million and $0.2 million for the change in the defined benefit pension plan obligation, respectively.

Employees

The average number of employees for 2011 and 2010 were 388 and 456, respectively.  We believe that our relations with our employees are satisfactory.

Acquisition and transfer of own shares

During 2011, the conversion of performance share units and restricted share units increased the common voting shares by 1,359,378 and 222,176, respectively.

During 2011, the Company transferred 1,592,053 shares from Treasury to satisfy stock compensation plans at a total value of $18.3 million.

As of December 31, 2011, the Group held 14,297,117 shares in the Company at a cost of $160,447,904.

During the 2010 financial year, the Group carried out the following transactions in the Company’s own shares:

On March 11, 2010, the Company entered into a private purchase agreement to repurchase 2,984,146 common shares pursuant to its buyback program at a total cost of $33.6 million.

On May 18, 2010, the Company announced that its Board had approved an increase in its share buyback program allowing the Company to purchase, from time to time, subject to market conditions, share price and other factors, its outstanding common shares up to a value of $50.0 million.

On May 21, 2010, in connection with the resignation of Mr. Byrne as Executive Chairman of the Company’s Board, the Company entered into a General Release and Settlement Agreement for the repurchase of 2,000,000 common shares from Limestone Business Limited, a company controlled and capitalized by Mr. Byrne.  These shares were repurchased pursuant to the Company’s buyback program on May 25, 2010, at a total cost of $24.0 million.

During the third quarter of 2010, the Company repurchased 1,420,960 common shares pursuant to its buyback program at a total cost of $14.8 million. Of the common shares repurchased, 900,000 common shares were purchased on August 20, 2010, under a private purchase agreement for the employee share compensation plans (PSU Plan and Restricted Share Unit Plan (“RSU Plan”)), while the remaining 520,960 common shares were purchased on the open market.  As of December 31, 2011, authority to repurchase up to $11.2 million of common shares remained available under the buyback program.

On December 14, 2010, pursuant to the Purchase Agreement between Flagstone (Bermuda) Holdings, Mr. Byrne, and certain companies associated with Mr. Byrne, Flagstone (Bermuda) Holdings purchased 8,005,024 shares of Flagstone from such companies in connection with the retirement of Mr. Byrne as a member of the Board at a total cost of $91.9 million.

As of December 31, 2010, the Group held 15,889,170 shares in the Company at a cost of $178,717,582.

Losses of Corporate Capital

The Directors are not required to take any action under Article 100 of the Luxembourg law on commercial companies of 1915, as amended (“Company Law”), dealing with losses of corporate capital.

Allocation of results and reserves

Under Luxembourg law, when a company acquires its own shares and holds them in treasury and those shares are reflected as an asset on the company’s or one of its subsidiaries’ balance sheet, a non-distributable reserve of a corresponding amount must be created.

Luxembourg law also requires a company to allocate at least five percent (5%) of its net profits, if any, to a legal reserve; provided, however that this allocation shall cease to be required under Luxembourg law when the reserve attains ten percent (10%) of the share capital of the Company but shall again be required if the reserve amount falls below this threshold. As the Company made a net loss for the years ended December 31, 2011 and 2010, there is no requirement to make such allocation.

The shareholders of the Company will accordingly be asked to approve the allocation of the Company’s results and distributable reserves as follows:

●
an allocation to the Company’s share premium account from a non-distributable reserve of an amount equal to $41,925,000 which is the amount required to reflect the change in the value of shares of the Company that are held in treasury by the Company and its subsidiaries for the year ended  December 31, 2011;

●	an allocation of the loss as reflected in the annual accounts of the Company to results brought forward.

Approval of interim dividends

Pursuant to Luxembourg law, the declaration of interim dividends by the Board of Directors must be subject to a subsequent approval of shareholders at the following general meeting of shareholders. The shareholders of the Company will accordingly be asked to approve each of the declared interim dividends described the approval of the interim dividends declared since the Company’s last general meeting of shareholders held on May 13, 2011, which comprise four interim dividends of $0.04 per share declared on May 16, 2011, August 11, 2011, November 18, 2011 and March 8, 2012.

Important events occurring after December 31, 2011

The Group has evaluated subsequent events through to the date the consolidated financial statements and annual accounts were available to be issued and has determined that there were no subsequent events that require disclosure.

Research and Development activities

The Group had no activities in the field of research and development.

Existence of branches of the Company

The Company does not have any branches. Certain companies within the Group have branches to facilitate their activities in certain jurisdictions.

Future development

Our management views the Group as being organized into one reportable segment:  Reinsurance.

The following is the outlook for 2012.

During the fourth quarter and at the January 1, 2012 renewals, North American rates increased approximately 10-15% from rates a year ago, averaging high single digit increases in loss-free regions and ranging from 15-40% increases in loss-affected regions.  Total underwriting capacity in these markets decreased, which caused volatility and fragmentation, with a handful of accounts placing shortfall covers or needing to be re-priced late in the renewal process.  Although there were fewer orders placed during this renewal season compared to prior years, we anticipate increased mid-year renewals and there are early indications of increased capacity being required across the market and for Florida in particular.  With Risk Management Solutions, Inc.’s new hurricane risk model (“RMS V11”) now fully implemented across the industry, we anticipate more demand for capacity for wind exposures generally.  Furthermore, Florida will likely require even more new reinsurance underwriting capacity as a result of the temporary increase in coverage limits (“TICL”) and limited apportionment company (“LAC”) business coming back into the market with $1.2 billion of capacity and also Citizens Property Insurance Corporation of Florida looking to buy up to $500 million more.  We expect that the combination of these factors may put pressure on capacity and we anticipate further moderate price increases barring any losses between the date of this Annual Report and mid-year renewals.

The International market saw European January 1, 2012 rates up 5% on average, which, although a positive trend, was disappointing given the level of International loss activity for 2011.  The International market appeared to generally ignore the new European RMS V11, as rates on certain programs actually decreased on a risk-adjusted basis.  Loss-affected areas such as Australia showed significant rate increases of 50-100%, which were expected given the recent catastrophic events in the region.  Regarding the specialty lines, we expected higher rates in the marine business, but we were disappointed when rates failed to increase materially.  Furthermore, aviation pricing has been and continues to be inadequate given the risk and exposure, however January 1, 2012 pricing provides some modest profitability due to a lack of loss activity.  Rates in the aerospace and satellite market showed positive signs after an active loss year in 2011.  Looking forward, April 2012 is the next significant renewal period for the International property market, which is dominated by Japan.  Early indications are that underwriting capacity will be tight and therefore wind rates are expected to increase up to 10% and large increases are expected in earthquake rates given the large number of significant earthquake events during 2011.

In addition to the progress on rebalancing the portfolio, the Company is also making significant progress on the divestiture of its Lloyd’s and Island Heritage businesses with a short-list of qualified purchasers in discussions for them. As previously announced, the Company expects that these divestitures will lower our gross written premium by approximately $300 million per annum, with minimal impact on expected return on equity, as well as produce significant expense savings through reduced infrastructure and the consequent requirement for operational support.

Financial Risk Management Objectives

We measure and manage market risks and other risks as part of an enterprise-wide risk management process.  The market risks described in this section relate to financial instruments, primarily in our investment portfolio, that are sensitive to changes in interest rates, credit risk premiums or spreads, foreign exchange rates and equity prices.

We are exposed principally to four types of market risk: interest rate risk, equity price risk, credit risk and foreign currency risk.

Interest Rate Risk

Our primary market risk exposure is to changes in interest rates. Fluctuations in interest rates have a direct impact on the market valuation of our fixed maturity portfolio. As interest rates rise, the market value of our fixed maturity portfolio falls there is a risk that cash outflows will have to be funded by selling assets, which will be trading at depreciated values. As interest rates decline, the market value of our fixed maturity portfolio increases and we have reinvestment risk since funds reinvested may earn less than is necessary to match anticipated liabilities. We expect to manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity which can be tailored to the anticipated cash outflow characteristics of our reinsurance liabilities. In addition, from time-to-time, we may enter into interest rate swap contracts as protection against unexpected shifts in interest rates, which would affect the fair value of the fixed maturity portfolio.  By using swaps in the portfolio, the overall duration or interest rate sensitivity of the portfolio can be altered.

As at December 31, 2011, the impact on our fixed maturity securities and cash and cash equivalents from an immediate 100 basis point increase in market interest rates would have resulted in an estimated decrease in market value of 1.7%, or approximately $22.9 million. As at December 31, 2011, the impact on our fixed maturity investments and cash and cash equivalents from an immediate 100 basis point decrease in market interest rates would have resulted in an estimated increase in market value of 1.6%, or approximately $21.7 million. As at December 31, 2010, the impact on our fixed maturity investments and cash and cash equivalents, from an immediate 100 basis point increase in market interest rates would have resulted in an estimated decrease in market value of 1.9%, or approximately $31.9 million. As at December 31, 2010, the impact on our fixed maturity investments and cash and cash equivalents, from an immediate 100 basis point decrease in market interest rates would have resulted in an estimated increase in market value of 1.8%, or approximately $28.8 million.

We use interest rate futures to manage the duration and the interest rate risk of our investment portfolio.  As at December 31, 2011, the total exposure of the interest rate futures contracts held was $0.4 billion and these positions had a fair value of $(4.8) million.  The interest rate futures contracts held were for three month exposure to U.S. and Euro interest rates, and we held short positions which reduced the duration of our portfolio. As at December 31, 2011, the impact of these futures on our fixed maturity securities and cash and cash equivalents was a reduction of duration by 0.3 years. The impact from an immediate 100 basis point increase in market interest rates would have resulted in an estimated increase in market value of the interest rate futures contracts by approximately $4.3 million. The impact from an immediate 100 basis point decrease in market interest rates would have resulted in an estimated decrease in market value of the interest rate futures contracts by approximately $3.8 million.

As at December 31, 2011, we held $232.8 million, or 20.3%, of our fixed maturity portfolio in asset-backed and mortgage-backed securities. As at December 31, 2010, we held $306.9 million, or 21.0%, of our fixed maturity portfolio in asset-backed and mortgage-backed securities. We did not hold any sub-prime securities at December 31, 2011 or 2010.  These assets are exposed to prepayment risk, which occurs when holders of underlying loans increase the frequency with which they prepay the outstanding principal before the maturity date and refinance at a lower interest rate cost.  The adverse impact of prepayment is more evident in a declining interest rate environment.  As a result, we would also be exposed to reinvestment risk, as cash flows received by us could be accelerated and would be reinvested at the prevailing interest rates.

Equity Price Risk

We gain exposure to the equity, commodities and real estate markets through the use of various equity and index-linked futures. The total of such exposure as at December 31, 2011 and 2010 were $7.8 million and $166.3 million, respectively. The fair value of these positions as at December 31, 2011 and 2010 amounted to $(0.1) million and $4.8 million, respectively, and was recorded in equity investments and other assets and other liabilities.  For the years ended December 31, 2011 and 2010, we recorded in net realized and unrealized losses of $9.7 million and net realized and unrealized gains of $16.9 million, respectively, in net realized and unrealized (losses) gains - investments.

Credit Risk

We have exposure to credit risk primarily as a holder of fixed maturity securities.  Our risk management strategy and investment guidelines have been defined to ensure we invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to particular ratings categories and any one issuer. As at December 31, 2011, our fixed maturity investments consisted of investment grade securities with an average rating of AA+.  We believe this high-quality portfolio reduces our exposure to credit risk on fixed income investments to an acceptable level.  We have included credit rating information with respect to our investment portfolio because it enhances the reader’s understanding of its composition and consistency with our investment philosophy.

To a lesser extent, we also have credit risk exposure as a party to over-the-counter derivative instruments. These derivative instruments include foreign currency forward contracts, currency swaps, total return swaps, and reinsurance derivatives. To mitigate this risk, we monitor our exposure by counterparty and ensure that counterparties to these contracts are large international banks or counterparties.

In addition, we have exposure to credit risk as it relates to our insurance and reinsurance balances receivable.  Premium balances receivable from our clients at December 31, 2011 and 2010, were $236.4 million and $235.7 million, respectively, including balances both currently due and accrued.  We believe that credit risk exposure related to these balances is mitigated by several factors, including but not limited to credit checks performed as part of the underwriting process, monitoring of aged receivable balances, our right to cancel the cover for non-payment of premiums, and our right to offset premiums yet to be paid against losses due to the cedent.  Since our inception in October 2005, we have recorded $3.6 million in bad debt expenses related to our insurance and reinsurance balances receivable.

We purchase retrocessional reinsurance and require our reinsurers to have adequate financial strength or collateralize their exposures.  We evaluate the financial condition of our reinsurers and monitor our concentration of credit risk on an ongoing basis.

In addition, consistent with industry practice, we assume a degree of credit risk associated with reinsurance and insurance brokers.  We frequently pay amounts owed on claims under our policies to reinsurance brokers, and these brokers, in turn, pay these amounts to the ceding insurers that have reinsured a portion of their liabilities with us. In some jurisdictions, if a broker fails to make such a payment, we may remain liable to the ceding insurer for the deficiency.  Conversely, in certain jurisdictions, when the ceding insurer pays premiums to reinsurance brokers for payment to us, these premiums are considered to have been paid and the ceding insurer will no longer be liable to us for those amounts, regardless of whether we have received the premiums.

For risk management purposes, we use catastrophe bonds to manage our reinsurance risk and treat the catastrophe risks related to Catastrophe bonds as part of our underwriting risks. Catastrophe bonds are selected by our reinsurance underwriters, however, they are held in our investment portfolio as floating rate bonds for performance purposes.

Foreign Currency Risk

We use foreign currency forward contracts and currency swaps to manage currency exposure. The net notional exposure of foreign currency forward contracts in U.S. dollars as at December 31, 2011 and 2010, were $705.1 million and $854.2 million, respectively and these contracts had a fair value of $7.0 million and $(5.2) million, respectively. The change results from allocation changes to our non-U.S. dollar strategy, which we hedge back to U.S. dollars. For the years ended December 31, 2011 and 2010, we recorded net realized and unrealized gains of $6.2 million and net realized and unrealized losses of $1.9 million, respectively, on foreign currency forward contracts.

Premiums, Reserves, and Claims

The U.S. dollar is our principal reporting currency and the functional currencies of our operating subsidiaries are generally their national currencies, except for our Bermuda branch, Cayman Islands, Luxembourg, Gibraltar, FSML subsidiaries and Flagstone Suisse, each of whose functional currency is the U.S. dollar.  We enter into reinsurance contracts where the premiums receivable and losses payable are denominated in currencies other than the U.S. dollar.  When we incur a loss in a non-U.S. dollar currency, we carry the liability on our books in the original currency.  As a result, we have an exposure to foreign currency risk resulting from fluctuations in exchange rates between the time premiums are collected and the time claims are paid.

With respect to loss reserves denominated in non-U.S. dollar currencies, our policy is to hedge the majority our non-U.S. dollar foreign currency exposure with derivative instruments such as currency swaps and foreign currency forward contracts.

Investments

A significant portion of the securities held in our investment portfolios are measured in U.S. dollars.  Within our fixed maturities portfolio, a large portion is invested in non-U.S. dollar currencies, which are hedged to U.S. dollars.   At the time of purchase, each investment is identified as either a hedged investment, to be maintained with an appropriate currency hedge to U.S. dollars or an unhedged investment, one not to be maintained with a hedge.  Generally, fixed income investments will be hedged, listed equity investments may or may not be hedged, and other investments such as investment funds which may or may not be hedged.

Financing

Certain subsidiaries of ours have a functional currency other than the U.S. dollar. Our practice is to hedge the net investment in those subsidiaries and designate foreign currency forward contracts as hedging instruments. The contractual amount of these contracts as at December 31, 2011 and 2010 was $51.6 million and $43.2 million, respectively, and the contracts had a fair value of $(0.5) million and $(0.5) million, respectively. During the years ended December 31, 2011 and 2010, we recorded net realized and unrealized gains of $4.0 million and net realized and unrealized losses of $0.2 million, respectively, directly into comprehensive income as part of the cumulative translation adjustment for the effective portion of the hedge.

We entered into a currency swap agreement to hedge the Euro-denominated deferrable interest debentures recorded as long term debt.  Under the terms of the foreign currency swap, we exchanged €13.0 million for $17.8 million, and will receive Euribor plus 354 basis points and pay LIBOR plus 419 basis points.   The swap expires on September 15, 2013 and had a fair value of $(1.0) million as at December 31, 2011.  This agreement replaces an earlier currency swap agreement, which expired on September 15, 2011.

Foreign currency exchange contracts will not eliminate fluctuations in the value of our assets and liabilities denominated in foreign currencies but rather allow us to establish a rate of exchange for a future point in time.  Of our business written in the years ended December 31, 2011 and 2010, approximately 40.2% and 33.7%, respectively, was written in currencies other than the U.S. dollar.  For the year ended December 31, 2011, we had net foreign exchange losses of $4.5 million compared to gains of $0.9 million for the same period in 2010.

We do not hedge currencies for which our asset or liability exposures are not material or where we are unable or it is impractical to do so.  In such cases, we are exposed to foreign currency risk.  However, we do not believe that the foreign currency risks corresponding to these unhedged positions are material.

Group’s Internal Control and Risk Management Systems – Consolidated Financial Statements

Disclosure Controls and Procedures

As of the end of the period covered by this report, our management has performed an evaluation pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”), with the participation of our Chief Executive Officer and Chief Financial Officer, of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act, as amended).  Disclosure controls and procedures are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by SEC rules and forms and that such information is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, to allow for timely decisions regarding required disclosures.  Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that, as of December 31, 2011 and 2010, our company’s disclosure controls and procedures were effective.

Internal Control Over Financial Reporting

The Group’s internal control over financial reporting is a process designed by, or under the supervision of, the Company’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Company’s board of directors, management, and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f) and 15d-15(f). Internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Internal control over financial reporting includes those policies and procedures that:

(i)	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Group;

(ii)
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statement in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance authorizations of management and directors; and

(iii)	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the financial statements.

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2011 and 2010, based on the framework in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on this evaluation, our management concluded that our internal control over financial reporting was effective as of December 31, 2011 and 2010.

Our management, including the Chief Executive Officer and the Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent all error and all fraud. The Group’s internal control over financial reporting was designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles and to reflect management’s judgments and estimates concerning effects of events and transactions that are accounted for or disclosed. Because of the inherent limitations in all control systems, no evaluation of controls can provide an absolute assurance that all control issues and instances of fraud, if any, within our Group have been detected.

There were no changes in our internal control over financial reporting during our fiscal year of 2010 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Proposal

We propose that the shareholders approve the consolidated financial statements and the annual accounts as of and for the financial year ended December 31, and that the shareholders approve the discharge of all of the current and past directors and officers of the Company in respect to liability arising from the performance of their respective mandates for the fiscal year 2011.

By order of the Board of Directors,

/s/ David A. Brown
David A. Brown
Chief Executive Officer

March 23, 2012

Cautionary Statement Regarding Forward-Looking Statements.

This Consolidated Management Report of the Board of Directors, including the documents we incorporate by reference, contains, and the Company may from time to time make, written or oral “ forward-looking statements “ within the meaning of the U.S. Federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”,  “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: the ongoing impact on our business of our net loss in 2011 and our inability to return to profitability in a timely manner, if at all; the failure to reach an agreement on and consummate the divestitures on acceptable terms, and the timing of any divestiture; the amount of costs, fees, expenses and charges related to the divestitures and realignment initiatives described in this Consolidated Management Report of the Board of Directors; the possibility that the benefits anticipated from the divestitures and realignment initiatives described in this Consolidated Management Report of the Board of Directors will not be fully realized, or the timing thereof; the failure to successfully implement the Company’s business strategy despite the completion of the divestitures and realignment initiatives described in this Consolidated Management Report of the Board of Directors; cancellation of our reinsurance contracts by cedents, market conditions affecting our common share price; the possibility that pricing changes in our industry may make it difficult or impossible for us to effectively compete or produce attractive returns; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved and the premium environment; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the impact of our financial strength ratings and the consequences to our business of our sustained negative outlook or any downgrade; our ability to raise capital on favorable terms, or at all; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our need for financial flexibility to maintain our current level of business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply and premium dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; the investment environment, declining demand due to increased retentions by cedents and other factors; our ability to continue to implement our expense reduction initiatives; the impact of Eurozone instability and terrorist activities on the economy; and rating agency policies and practices particularly related to the duration a company may remain on negative outlook without further rating action.

These and other events that could cause actual results to differ are discussed in more detail in Item 1A, “Risk Factors” and Item 7,   “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

Exhibit C

To the Shareholders of
Flagstone Reinsurance Holdings, S.A.
65, Avenue de la Gare
L-1611 Luxembourg

REPORT OF THE REVISEUR D’ENTREPRISES AGREE

Report on the consolidated financial statements

Following our appointment by the Shareholders on May 12, 2011, we have audited the accompanying consolidated financial statements of Flagstone Reinsurance Holdings, S.A., which comprise the consolidated balance sheet as at December 31, 2011, and the consolidated statement of operations and comprehensive income, consolidated statement of changes in shareholders’ equity, and consolidated statement of cash flows for the year then ended and a summary of significant accounting policies and other explanatory information.

Responsibility of the Board of Directors for the consolidated financial statements

The Board of Directors is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with the accounting principles generally accepted in the United States of America and for such internal control as the Board of Directors determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Responsibility of the réviseur d’entreprises agréé

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing as adopted for Luxembourg by the Commission de Surveillance du Secteur Financier. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the réviseur d’entreprises agréé’s judgement, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the réviseur d’entreprises agréé considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the Board of Directors, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements give a true and fair view of the consolidated financial position of Flagstone Reinsurance Holdings, S.A. as at December 31, 2011, and of its consolidated financial performance and cash flows for the year then ended in accordance with the accounting principles generally accepted in the United States of America.

Report on other legal and regulatory requirements

The consolidated management report, which is the responsibility of the Board of Directors, is consistent with the consolidated financial statements.

For Deloitte Audit, Cabinet de révision agréé

/s/ John Psaila
John Psaila, Réviseur d’entreprises agréé
Partner

March 28, 2012

C-1

To the Shareholders of
Flagstone Reinsurance Holdings, S.A.
65, Avenue de la Gare
L-1611 Luxembourg

REPORT OF THE REVISEUR D’ENTREPRISES AGREE

Following our appointment by the Shareholders on May 12, 2011, we have audited the accompanying annual accounts of Flagstone Reinsurance Holdings, S.A., which comprise the balance sheet as at December 31, 2011 and the profit and loss account for the year then ended, and a summary of significant accounting policies and other explanatory information.

Responsibility of the Board of Directors for the annual accounts

The Board of Directors is responsible for the preparation and fair presentation of these annual accounts in accordance with Luxembourg legal and regulatory requirements relating to the preparation of the annual accounts, and for such internal control as the Board of Directors determines is necessary to enable the preparation of annual accounts that are free from material misstatement, whether due to fraud or error.

Responsibility of the réviseur d’entreprises agréé

Our responsibility is to express an opinion on these annual accounts based on our audit. We conducted our audit in accordance with International Standards on Auditing as adopted for Luxembourg by the Commission de Surveillance du Secteur Financier. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the annual accounts are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the annual accounts. The procedures selected depend on the réviseur d’entreprises agréé’s judgement, including the assessment of the risks of material misstatement of the annual accounts, whether due to fraud or error. In making those risk assessments, the réviseur d’entreprises agréé considers internal control relevant to the entity’s preparation and fair presentation of the annual accounts in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the Board of Directors, as well as evaluating the overall presentation of the annual accounts. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the annual accounts give a true and fair view of the financial position of Flagstone Reinsurance Holdings, S.A. as at December 31, 2011, and of the results of its operations for the year then ended in accordance with Luxembourg legal and regulatory requirements relating to the preparation of the annual accounts.

For Deloitte Audit, Cabinet de révision agréé

/s/ John Psaila
John Psaila, Réviseur d’entreprises agréé
Partner

March 28, 2012

C-2

Exhibit D

Section 52 of the Company’s Amended and Restated Articles of Incorporation is hereby amended as follows:

“The Company shall be managed by the Board which shall be composed of no less than ~~ten (10)~~five (5) Directors or such number in excess thereof up to a maximum of twelve (12) Directors as the Holders may from time to time determine, who shall be elected, except as in case of vacancy, by the Holders, holding the votes cast in person or by proxy for a resolution approving such Director, in accordance with and subject to the limitations in these Articles. Except in the case of casual vacancy, Directors shall be elected at the Annual General Meeting, or at any General Meeting called for that purpose.”

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2012. FLAGSTONE REINSURANCE HOLDINGS S.A. Meeting Information Meeting Type:  Annual Meeting For holders as of:  March 26, 2012 Date: May 18, 2012  Time 2:00 PM CET Location:  Hotel Le Royal 12 Boulevard Royal Luxembourg L-2449 Grand Duchy of Luxembourg You are receiving this communication because you hold shares in the above named fund. This is not a ballot.  You cannot use this notice to vote these shares.  This Communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M42899-P19950

—  Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT   ANNUAL REPORT   FORM 10-K  COMBINED DOCUMENT How to View Online: Have the information that is printed in the box marked by the arrow ® XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make  your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ® XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 3, 2012 to facilitate timely delivery.  —  How To Vote — Please Choose One of the Following Voting Methods Vote In Person:  If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow ® XXXX XXXX XXXX available and follow the instructions.  Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.  M42900-P19950

Voting Items Ordinary Business The Board of Directors recommends you vote FOR the following: 1.  To elect three Class A directors to hold office until the 2015 annual general meeting of shareholders or until they resign or are removed from office in accordance with the Articles of Incorporation (Status) ELECTION OF DIRECTORS 01) Stewart Gross 02) E. Daniel James 03) Anthony Latham  The Board of Directors recommends you vote FOR the following proposals: 2.  To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries 3.  To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors 4.  To approve, as required by Luxembourg law, the appointment of Deloitte Audit, Société à responsabilité limitée to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders.  5.  To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”).   6.  To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011.   7.  To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.   8.  To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011.   9.  To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.   Special Business  10.  To approve amendments to the Articles of Incorporation (Status) to reduce the minimum number of required directors on the Board of Directors.   Note: Flagstone Reinsurance Holdings, S.A. 65 Avenue de la Gare, 9th Floor, L-1611 R.C.S. Luxembourg B-153-214 M42901-P19950

FLAGSTONE REINSURANCE HOLDINGS SA ANNUAL GENERAL MEETING FOR HOLDERS AS OF 3/26/12 TO BE HELD ON 5/18/12 Your vote is important. Thank you for voting.  Read the Proxy Statement and have the voting instruction form below at hand.  Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.  To vote by Internet 1) Go to website www.proxyvote.com.  2) Follow the instructions provided on the website.  To vote by Telephone 1) Call 1-800-454-8683.  2) Follow the instructions.  To vote by Mail 1) Check the appropriate boxes on the voting instruction form below. 2) Sign and date the voting instruction form. 3) Return the voting instruction form in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M43429-P19950 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com:  Notice and Proxy Statement, Annual Report, Form 10-K and Combined Document  Ordinary Business  For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. To elect three Class A directors to hold office until the 2015 annual general meeting of shareholders or until they resign or are removed from office in accordance with the Articles of incorporation (Status)  PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ELECTION OF DIRECTORS 01) Stewart Gross 02) E. Daniel James 03) Anthony Latham  The Board of Directors recommends you vote FOR the following proposals: For Against Abstain  2. To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries. 3. To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditor’s remuneration to the Board of Directors. 4. To approve, as required by Luxembourg law, the appointment of Deloitte Audit, Société à responsabilité limitée to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders. 5. To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”).  6. To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011.  7. To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves.  8. To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011.  9. To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders.  Special Business 10. To approve amendments to the Articles of Incorporation (Status) to reduce the minimum number of required directors on the Board of Directors.  Note: Flagstone Reinsurance Holdings, S.A., 65 Avenue de la Gare, 9th Floor, L-1611 R.C.S. Luxembourg B-153-214.  Signature [PLEASE SIGN WITHIN BOX] Date

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. FLAGSTONE REINSURANCE HOLDINGS S.A. 65 Avenue de la Gare, 9th Floor L-1611, Luxembourg R.C.S. Luxembourg B153.214 20250 FOLD AND DETACH HERE Ordinary Business 1. To elect three Class A directors to hold office until the 2015 annual general meeting of shareholders or until they resign or are removed from office in accordance with the Articles of Incorporation (Status).  Please mark your votes as indicated in this example ELECTION OF DIRECTORS WITHHOLD FOR ALL FOR ALL *EXCEPTIONS 01 Stewart Gross 02 E. Daniel James 03 Anthony Latham  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions  FOR AGAINST ABSTAIN  2. To elect certain individuals as Designated Company Directors of certain of the Company’s non-U.S. subsidiaries.  3. To approve the appointment of Deloitte & Touche Ltd. (Bermuda) to serve as the Company’s Independent Registered Public Accounting Firm (the “Independent Auditor”) for fiscal year 2012 and until our 2013 annual general meeting of shareholders and to refer the determination of the auditors’ remuneration to the Board of Directors.  FOR AGAINST ABSTAIN 4. To approve, as required by Luxembourg law, the appointment of Deloitte Audit, Société à responsabilité limitée to serve as the Company’s réviseur d’entreprises agréé (the “Authorized Statutory Auditor”) for the fiscal year 2012 and until our 2013 annual general meeting of shareholders.  5. To approve, as required by Luxembourg law, the consolidated financial statements of the Company prepared in accordance with U.S. GAAP and the annual accounts of the Company prepared in accordance with Luxembourg GAAP, in each case as at and for the year ended December 31, 2011 (together, the “Luxembourg Statutory Accounts”). 6. To approve, as required by Luxembourg law, the Consolidated Management Report of the Board of Directors on the business of the Company in relation to the year ended December 31, 2011 and the Authorized Statutory Auditor’s Reports on the Luxembourg Statutory Accounts as at and for the year ended December 31, 2011.  FOR AGAINST ABSTAIN 7. To allocate, as required by Luxembourg law, the Company’s results and part of its distributable reserves. 8. To grant a discharge to each of the current and past directors and officers of the Company in respect to the performance of their mandates during the year ended December 31, 2011. 9. To approve, as required by Luxembourg law, all interim dividends declared since the Company’s last annual general meeting of shareholders. Special Business 10. To approve amendments to the Articles of Incorporation (Status) to reduce the minimum number of required directors on the Board of Directors.
Will Attend Meeting YES  NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. NOTE: By signing this proxy card, you confirm that you have read and considered the accompanying proxy statement.  Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date

You can now access your Flagstone Reinsurance Holdings S.A. account online. Access your Flagstone Reinsurance Holdings S.A. account online via Investor ServiceDirect® (ISD). The transfer agent for Flagstone Reinsurance Holdings S.A. now makes it easy and convenient to get current information on your shareholder account. View account status View payment history for dividends View certificate history Make address changes View book-entry information Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held on May 18, 2012. The Notice of Annual General Meeting, the Proxy Statement and the 2011 Annual Report to Shareholders are available at: http://ir.flagstonere.com/phoenix.zhtml?c=205986&p=proxy FOLD AND DETACH HERE FLAGSTONE REINSURANCE HOLDINGS S.A. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS OF FLAGSTONE REINSURANCE HOLDINGS S.A. The undersigned hereby revoking all proxies granted, appoints E. DANIEL JAMES and DAVID A. BROWN comprising the Proxy Committee, and each of them, with power of substitution, as proxy of the undersigned, to attend the Annual General Meeting of Shareholders of Flagstone Reinsurance Holdings S.A. on May 18, 2012 and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as designated on the reverse. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6, FOR PROPOSAL 7, FOR PROPOSAL 8, FOR PROPOSAL 9 AND FOR PROPOSAL 10. WHETHER OR NOT DIRECTION IS MADE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OF SHAREHOLDERS. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) 20250